UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BioTelemetry, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BioTelemetry, Inc. Notice of 2017 Annual Meeting of Stockholders

1000 Cedar Hollow Road, Suite 102

Malvern, PA 19355

March 27, 2017

The 2017 Annual Meeting of Stockholders of BioTelemetry, Inc. will be held:

Thursday, May 11th, 2017

8:30 AM, local time

Philadelphia Marriott West

111 Crawford Avenue

West Conshohocken, Pennsylvania 19428

The items of business are:

1.              Election of three Class I director nominees named in the proxy statement to hold office until the 2020 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.              Approval, on an advisory basis, of the compensation of our named executive officers;

3.              Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation;

4.              Approval of the BioTelemetry, Inc. 2017 Omnibus Incentive Plan;

5.              Approval of the BioTelemetry, Inc. 2017 Employee Stock Purchase Plan;

6.              Approval of amendments to our Bylaws to change the voting requirement relating to the election of directors;

7.              Approval of amendments to our Certificate of Incorporation to eliminate the supermajority voting requirement relating to the adoption, amendment or repeal of any provision of our Bylaws;

8.              Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017; and

9.              Conducting any other business properly brought before the meeting and any adjournment or postponement of the meeting.

Only stockholders of record of our common stock at the close of business on March 22, 2017 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

Peter Ferola
Secretary

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 11th, 2017

We mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2016, including our annual report wrapper (the “2016 Annual Report”), on or about March 27, 2017. Our proxy statement and the 2016 Annual Report are available on our website at http://www.gobio.com in the “Investors” section.

Your Vote is Important

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please vote using the proxy card or voting instruction card as promptly as possible in order to ensure your representation at the meeting. This will not prevent you from voting your shares in person if you are present at the meeting.

PROXY SUMMARY

Proxy Summary

Here are highlights of important information you will find in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement carefully before voting.

Summary of Stockholder Voting Matters

			For More Information	Board Vote Recommendation

Proposal 1: Election of Three Class I Directors			Page 45	✓ FOR Each Nominee

Joseph H. Capper	Joseph A. Frick	Colin Hill

Proposal 2: Say on Pay Advisory Vote			Page 50	✓ FOR

Approval, on an advisory basis, of the compensation of our named executive officers

Proposal 3: Say on Frequency Advisory Vote			Page 51	✓ FOR One Year
Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation

Proposal 4: Approval of Omnibus Incentive Plan			Page 51	✓ FOR
Approval of the BioTelemetry, Inc. 2017 Omnibus Incentive Plan

Proposal 5: Approval of Employee Stock Purchase Plan			Page 59	✓ FOR
Approval of the BioTelemetry, Inc. 2017 Employee Stock Purchase Plan

Proposal 6: Adoption of Majority Vote Standard For Election of Directors			Page 62	✓ FOR
Approval of amendments to our Bylaws to change the voting requirement relating to the election of directors

Proposal 7: Elimination of the Super-Majority Vote Provisions Regarding Amendment of Bylaws			Page 63	✓ FOR
Approval of amendments to our Certificate of Incorporation to change the voting requirement relating to the adoption, amendment or repeal of any provision of our Bylaws

Proposal 8: Ratification of Ernst & Young LLP			Page 64	✓ FOR

Ratification of Appointment of Ernst & Young LLP (“EY”) as our Independent Registered Public Accounting Firm for 2017

2017 Annual Meeting and Proxy Statement | 1

PROXY SUMMARY

Our Director Nominees

You are being asked to vote on the election of Joseph H. Capper, Joseph A. Frick and Colin Hill as Class I directors to serve for a three-year term. The number of members of our Board of Directors (the “Board”) is currently set at nine members and is divided into three classes of equal size, each of which has a three-year term. Currently, Class I consists of three directors, Class II consists of two directors and Class III consists of two directors. Mr. Hill was appointed to the Board on May 3, 2016, filling a Class I vacancy.  We are continuing to seek to identify an individual to fill the vacancy in Class II. Our Board, by a majority vote of sitting directors, may fill any vacancies unless the Board has determined, by resolution, that any such vacancies shall be filled by stockholders. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

The term of office of our Class I directors expires at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). We are nominating Mr. Capper,  Mr. Frick and  Mr. Hill  for reelection at the 2017 Annual Meeting to serve until the 2020 Annual Meeting of Stockholders and until each director’s successor is elected and qualified. Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The three nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected.  If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Mr. Capper,  Mr. Frick and  Mr. Hill  or, if any nominee becomes unavailable for election as a result of an unexpected occurrence, FOR the election of a substitute nominee designated by our Board. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

Detailed information about each director’s and director nominee’s background and areas of expertise can be found beginning on page 46.

					Committee Memberships
Name	Age	Director Since	Occupation	Independent	AC	CC	NCGC	Other Current Public Company Boards

Joseph H. Capper	53	2010	President and Chief Executive Officer, BioTelemetry, Inc.	No				0
Joseph A. Frick	64	2013	Diversified Search Inc., Senior Advisor	Yes		C		1
Colin Hill	44	2016	Chairman and Chief Executive Officer, GNS Healthcare, Inc.	Yes		M	M	0

AC	Audit Committee	CC	Compensation and Talent Development Committee	M	Member
NCGC	Nominating and Corporate Governance Committee			C	Chair

2016 Performance and Compensation Highlights

Under the leadership of Joseph H. Capper, our President and Chief Executive Officer, and the rest of our management team, we had a record year, posting the highest revenue, patient and study volumes, income before taxes and adjusted EBITDA in our corporate history. These achievements are a direct result of the successful implementation of our corporate strategy. Compared to 2015, revenue grew by 16.7%, gross profit grew by 21.5%, income before taxes grew 99.7% and adjusted EBITDA grew by 43.6%.

(1)

_____________________________

(1) For a reconciliation of 2016 GAAP income from operations ($18.0 million) to adjusted EBITDA, please see “Non-GAAP Financial Measures” on page 18.

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PROXY SUMMARY

The following table shows the components of 2016 compensation paid to our named executive officers (“NEOs”). This table is not a substitute for our 2016 Summary Compensation Table set forth on page 33.

2016 Compensation

Name and Principal Position	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Joseph H. Capper President and Chief Executive Officer	556,500	535,001	535,000	556,000	21,087	2,203,588
Heather C. Getz Senior Vice President and Chief Financial Officer	345,000	126,783	126,788	207,000	21,359	826,930
Daniel Wisniewski Senior Vice President, Operations	326,500	79,996	80,002	163,250	23,433	673,181
Peter Ferola Senior Vice President and General Counsel	316,500	77,498	77,501	158,250	19,750	649,499
Fred (Andy) Broadway III Senior Vice President, Sales and Marketing	291,000	85,585	85,587	145,000	21,467	628,639

Key Compensation Features

•                  No tax gross-ups, including no excise tax gross-ups.

•                  No “single trigger” feature on parachute payments in employment agreements, with the exception of our Chief Executive Officer whose equity awards immediately accelerate and become fully vested upon a change in control.

•                  No hedging of company stock.

•                  Engagement of independent compensation consultant.

•                  Option repricing forbidden without stockholder approval.

•                  Have not paid any dividend equivalents.

•                  Maintain stringent share-ownership requirements for NEOs.

•                  Adopted a clawback policy allowing us to recoup incentive compensation paid in the event of a material restatement of our financial statements.

Auditors

Set forth below is summary information with respect to EY’s fees for services provided in 2016 and 2015.

Type of Fee	2016	2015
Audit (1)	1,114,500	849,500
Audit Related (2)	175,029	43,500
Tax Services (3)	18,000	78,826
Total	1,307,529	971,826

(1) Audit fees were principally for services rendered for the audit and/or review of our consolidated financial statements.

(2) Audit-related fees were for professional services related to merger and acquisition due diligence and an audit of our Employee Benefit Plan.

(3) Tax Fees consist of fees billed in the indicated year for professional services performed by EY with respect to tax compliance, tax advice and tax planning.

2017 Annual Meeting and Proxy Statement | 3

GENERAL INFORMATION

General Information About the Meeting

Proxy Solicitation

Our Board is soliciting your vote on matters that will be presented at the 2017 Annual Meeting and at any adjournment or postponement thereof. This proxy statement contains information on these matters to assist you in voting your shares.

Stockholders Entitled to Vote

All stockholders of record of our common stock, par value $0.001 per share, at the close of business on March 22, 2017, are entitled to receive the Notice and to vote their shares at the 2017 Annual Meeting. As of that date, [•] shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

Voting Methods

You may vote at the 2017 Annual Meeting by delivering a proxy card in person or you may cast your vote in any of the following ways:

Mailing your signed proxy card or voter instruction card.	Using the Internet at www.voteproxy.com.	Calling toll-free from the United States, U.S. territories and Canada to 1-800-776-9437.

How Your Shares Will Be Voted

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you sign and return your proxy marked “abstain” on any proposal, your shares will not be voted on that proposal. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised by filing with our Corporate Secretary a notice of revocation or a duly executed proxy bearing a later date. You may also vote in person at the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy. If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or Internet is 11:59 PM Eastern Time on May 10, 2017. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Broker Voting

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

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GENERAL INFORMATION

Proposal	Votes Required	Broker Discretionary Voting	Treatment of Abstentions and Broker Non-Votes
Proposal 1 -Election of three Class I Directors to hold office until the 2020 Annual Meeting of Stockholders	Plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the proposal	No	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal
Proposal 2 –Say on Pay Advisory Vote	Not applicable	No	Not applicable
Proposal 3 –Say on Frequency Advisory Vote	Not applicable	No	Not applicable
Proposal 4 –Approval of Omnibus Incentive Plan	Majority of the votes of the shares present in person or represented by proxy and entitled to vote on the proposal	No	Abstentions and broker non-votes will have the effect of negative votes
Proposal 5 –Approval of Employee Stock Purchase Plan	Majority of the votes of the shares present in person or represented by proxy and entitled to vote on the proposal	No	Abstentions and broker non-votes will have the effect of negative votes
Proposal 6 – Adoption of Majority Vote Standard For Election of Directors	Affirmative vote of 66 2/3% of the outstanding shares entitled to vote generally at an election of directors	No	Abstentions and broker non-votes will have the effect of negative votes
Proposal 7 –Elimination of the Super-Majority Vote for Provisions Regarding Amendment of Bylaws	Affirmative vote of 66 2/3% of the outstanding shares entitled to vote generally at an election of directors	No	Abstentions and broker non-votes will have the effect of negative votes
Proposal 8 -Ratification of appointment of EY as our independent registered public accounting firm for the year ending December 31, 2017	Majority of the shares present in person or represented by proxy and entitled to vote on the proposal	Yes	Abstentions will have the effect of negative votes

Proposals 2 and 3 are non-binding, advisory votes, which means that while we ask stockholders to approve resolutions regarding Say on Pay and Say on Frequency, these are not actions that require stockholder approval. Consequently, our Bylaw provisions regarding voting requirements do not apply to these proposals. We will report the results of the stockholder vote on these proposals based on the number of votes cast.  We will take into account the outcome of the Say on Pay vote when making executive compensation decisions and will consider the Say on Frequency vote when determining the frequency of future Say on Pay votes.

Board Facts

•                  6 out of 7 independent directors

•                  Independent Chairman of the Board

•                  Average Board tenure is less than 6 years

•                  None of our directors serve on more than 1 other public company board

•                  Strong Board oversight of risk management and compliance process

•                  No related person transactions in 2016

Quorum

We must have a quorum to conduct business at the 2017 Annual Meeting. A quorum consists of the presence at the meeting either in person or represented by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy or the chairman of the meeting may adjourn the meeting to another date.

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GENERAL INFORMATION

Mailings to Multiple Stockholders at the Same Address

We have adopted a procedure called “householding”. Under this procedure, stockholders of record who share the same last name and address will receive only one copy of the Notice, unless we are notified that one or more of these stockholders wishes to continue receiving additional copies.

We will continue to make a proxy card available to each stockholder of record. If you prefer to receive multiple copies of the Notice at the same address, or if you are eligible for householding but you and other stockholders of record with whom you share the same last name and address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy, please contact us in writing: Corporate Secretary, BioTelemetry, Inc., 1000 Cedar Hollow Road, Suite 102, Malvern, PA 19355, or by telephone: (610) 729-7000. Beneficial stockholders can request information about householding from their broker, bank or other holder of record.

Proxy Solicitation Costs

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We have engaged D.F. King & Co., a professional proxy solicitation firm, located at 48 Wall Street, New York, New York 10005, to assist with the solicitation of proxies for a fee of $7,500 plus reasonable out-of-pocket expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Results of the 2017 Annual Meeting

We will report final voting results from the 2017 Annual Meeting on a Current Report on Form 8-K to be filed with the SEC within four business days after the conclusion of the 2017 Annual Meeting.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance and Board Matters

During 2016, our Board met sixteen times in person and telephonically (four meetings were in person and twelve meetings were telephonic). Each director attended at least 75% of the Board meetings and the meetings of the Board committees on which he or she served. It is our policy to invite our directors and nominees for director to attend our annual meetings of stockholders. All of our directors then in office attended our 2016 Annual Meeting of Stockholders in person and we expect that all of our current directors and nominees for director will attend our 2017 Annual Meeting in person.

Our principal governance documents are our Board committee charters and Code of Business Conduct and Ethics. Aspects of our governance documents are summarized below.

We encourage our stockholders to read our governance documents, as they present a comprehensive picture of how the Board addresses its governance responsibilities to ensure our vitality and success. The documents are available in the “Investors—Corporate Governance” section of our website at www.gobio.com and copies of these documents may be requested by writing to our Corporate Secretary, BioTelemetry, Inc., 1000 Cedar Hollow Road, Suite 102, Malvern, PA 19355.

Code of Business Conduct and Ethics

All of our employees, officers and directors are required to comply with our Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Board Leadership Structure

The Board is currently composed of an independent Chairman of the Board and independent committees of the Board. Kirk E. Gorman has served as a member of our Board since 2008 and the Chairman of our Board since October 2011.

As Chairman, Mr. Gorman leads the activities of the Board, including:

•                  calling meetings of the Board and independent directors;

•                  setting the agenda for Board meetings in consultation with the Chief Executive Officer and Corporate Secretary;

•                  chairing executive sessions of the independent directors; and

•                  acting as an advisor to Mr. Capper on strategic aspects of the Chief Executive Officer role with regular consultations on major developments and decisions likely to interest the Board.

Our Board believes its leadership structure effectively allocates authority, responsibility and oversight between management and the independent members of our Board. It gives primary responsibility for the operational leadership and strategic direction of our company to our Chief Executive Officer, while the Chairman facilitates our Board’s independent oversight of management, promotes communication between management and our Board, and leads our Board’s consideration of key governance matters.

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CORPORATE GOVERNANCE AND BOARD MATTERS

The Board’s Role in Risk Oversight

Our Board recognizes the importance of effective risk oversight in running a successful business, and in fulfilling its fiduciary responsibilities to us and our stockholders. While the Chief Executive Officer, the General Counsel and other members of our senior leadership team are responsible for the day-to-day management of risk, our Board is responsible for ensuring that an appropriate culture of risk management exists within our company and for setting the right “tone at the top,” overseeing our aggregate risk profile, and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, operational risks and cybersecurity risks. While our Board focuses on the overall risks affecting us, each committee has been delegated the responsibility for the oversight of specific risks that fall within its area of responsibility. For example:

•                  the Compensation and Talent Development Committee (the “Compensation Committee”) is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for our company.

•                  the Audit Committee oversees management of financial reporting, compliance and litigation risks as well as the steps management has taken to monitor and control such exposure.

•                  the Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

Although each committee is responsible for evaluating certain risks and overseeing the management of those risks, the full Board is regularly informed about those risks through committee reports.

Our Board believes that our current leadership structure best facilitates its oversight of risk by combining independent leadership, through the independent Chairman, independent Board committees, and majority independent Board composition. The Chairman, independent committee chairs, and other independent directors also are experienced professionals or executives who can and do raise issues for Board consideration and review. Our Board believes there is a well-functioning and effective balance between the independent Chairman and non-executive Board members, which enhances risk oversight.

Committees

The Board has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each committee consists solely of independent directors. Each committee has a written charter, each of which is posted in the “Investors—Corporate Governance” section of our website at www.gobio.com. You may request a printed copy of each committee’s charter from our Corporate Secretary.

Audit Committee

Anthony J. Conti (Chair) Kirk E. Gorman Robert J. Rubin, M.D.

The Audit Committee assists our Board in its oversight of (1) our corporate accounting and financial reporting processes; (2) our systems of internal control over financial reporting and audits of our financial statements; (3) the quality and integrity of our financial statements and reports; and (4) the qualifications, independence and performance of the firm or firms of certified public accountants engaged as our independent outside auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. In carrying out these responsibilities, the Audit Committee, among other things:

•       reviews and discusses our annual and quarterly financial statements with management and the independent auditors;

•       manages our relationship with the independent auditors, including having sole authority for their appointment, compensation, retention and oversight;

•       reviews the scope of their work; approving non-audit and audit services; and confirming the independence of the independent auditors;

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CORPORATE GOVERNANCE AND BOARD MATTERS

•       confers with management and the independent auditors, as appropriate, regarding the scope, adequacy and effectiveness of our internal control over financing reporting; and

•       reports to the Board with respect to material issues that arise regarding the quality or integrity of our financial statements, our compliance with legal or regulatory requirements, the performance or independence of the independent auditors or such other matters as the Audit Committee deems appropriate from time to time.

Pursuant to the NASDAQ Marketplace Rules (the “NASDAQ Listing Rules”), each member of our Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, our Board has determined that Mr. Conti is an “audit committee financial expert” within the meaning of SEC regulations and has financial sophistication in accordance with the NASDAQ Listing Rules. In 2016, the Audit Committee met six times in person. All members of the Audit Committee are independent within the meaning of applicable SEC rules and regulations and the NASDAQ Listing Rules.

Compensation Committee

Joseph A. Frick (Chair) Rebecca W. Rimel Colin Hill

The Compensation and Talent Development Committee develops our overall compensation philosophy, and, either as a committee or together with the other independent directors;

•       determines and approves our executive compensation programs;

•       makes all decisions about the compensation of our executive officers (with the exception of our Chief Executive Officer);

•       evaluates the Chief Executive Officer’s performance in light of his goals and objectives approved by the Compensation Committee and recommends to the full Board the Chief Executive Officer’s base salary, and short-term and long-term incentive compensation;

•       oversees our cash and equity-based incentive compensation plans;

•       oversees and approves our management continuity and succession planning process;

•       reviews our workforce demographics and metrics related to hiring, promotions, employee turnover and diversity; and

•       reviews our initiatives related to employee training and development, culture and mission, employee engagement and civic involvement.

Additional information about the roles and responsibilities of the Compensation Committee can be found under the heading “Compensation Discussion and Analysis.” In 2016, the Compensation Committee met four times in person. All members of the Compensation Committee are independent within the meaning of the NASDAQ Listing Rules.

Nominating and Corporate Governance Committee

Rebecca W. Rimel (Chair) Robert J. Rubin, M.D. Colin Hill

The Nominating and Corporate Governance Committee oversees all aspects of our corporate governance functions on behalf of the Board, including:

•       making recommendations to the Board regarding corporate governance issues;

•       identifying, reviewing and evaluating candidates to serve as Board members consistent with criteria approved by the Board and reviewing and evaluating incumbent directors;

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CORPORATE GOVERNANCE AND BOARD MATTERS

•       serving as the focal point for communication between Board candidates, non-committee directors and our management;

•       nominating candidates to serve as directors;

•       making recommendations to the Board regarding affairs relating to our directors;

•       overseeing our director orientation and continuing education programs;

•       overseeing our available defense mechanisms; and

•       overseeing matters impacting our image and reputation and our standing as a responsible corporate citizen.

In 2016, the Nominating and Corporate Governance Committee met three times in person. All members of the Nominating and Corporate Governance Committee are independent within the meaning of the NASDAQ Listing Rules.

Director Independence

The NASDAQ Listing Rules require that a majority of the Board and all members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee be comprised of directors who are “independent,” as such term is defined by the NASDAQ Listing Rules. Each year, the Board undertakes a review of director independence, which includes a review of each director’s responses to questionnaires asking about any relationships with us. This review is designed to identify and evaluate any transactions or relationships between a director or any member of his or her immediate family and us, or members of our senior management or other members of the Board, and all relevant facts and circumstances regarding any such transactions or relationships. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, in early 2017 the Board affirmatively determined that all of our directors are “independent” other than Mr. Capper, our President and Chief Executive Officer, who is not an independent director by virtue of his employment with us.

Compensation Committee Interlocks and Insider Participation

None of our executive officers or employees serves as a member of the compensation committee, or other committee serving an equivalent function, of any entity that has one or more of its executive officers serving as a member of our Board or our Compensation Committee. None of the members of our Compensation Committee has ever been an officer or employee of ours.

Executive Sessions of Independent Directors

Our Board also holds regular executive sessions of only independent directors to conduct a self-assessment of its performance and to review management’s strategy and operating plans, the criteria by which our Chief Executive Officer and other senior executives are measured, management’s performance against those criteria and other relevant topics. In 2016, our independent directors held sixteen executive sessions.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Communicating with the Board

Our Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders wishing to communicate with the Board or an individual director may send a written communication to the Board or such director at our corporate office. Each communication will be reviewed by our Corporate Secretary to determine whether it is appropriate for presentation to the Board or such director. Communications determined by the Corporate Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or such director on a periodic basis. This information is available in the “Investors—Corporate Governance” section of our website at www.gobio.com.

Nomination of Director Candidates

Candidates for nomination to our Board are selected by the Nominating and Corporate Governance Committee in accordance with its charter, our Amended and Restated Certificate of Incorporation and our Bylaws. All persons recommended for nomination to our Board, regardless of the source of the recommendation (including director candidates recommended by stockholders), are evaluated in the same manner by the Nominating and Corporate Governance Committee.

The Board and the Nominating and Corporate Governance Committee consider, at a minimum, the following qualifications:

•                  a candidate’s ability to read and understand basic financial statements;

•                  a candidate’s age;

•                  a candidate’s personal integrity and ethics;

•                  a candidate’s background, skills and experience;

•                  a candidate’s expertise upon which to be able to offer advice and guidance to management;

•                  a candidate’s ability to devote sufficient time to the affairs of our company;

•                  a candidate’s ability to exercise sound business judgment; and

•                  a candidate’s commitment to rigorously represent the long-term interests of our stockholders.

Candidates for director are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of stockholders. In conducting its assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of us and the Board, in an effort to maintain a balance of knowledge, experience and capability.

The Nominating and Corporate Governance Committee places a high priority on identifying individuals with diverse skill sets and types of experience, including identification of individuals from among the medical professional and medical device communities. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to our company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent.

The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee typically conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee typically meets to discuss and consider the candidates’ qualifications and then selects a nominee by majority vote.

Under the heading “Director Qualifications and Biographies” in this proxy statement, we provide an overview of each director’s and director nominee’s principal occupation, business experience and other directorships of publicly-traded companies, together with the qualifications, experience, key attributes and skills the Nominating and Corporate Governance Committee and the Board believe will best serve the interests of the Board, our company and our stockholders.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Stockholders who wish to recommend or nominate director candidates must provide information about themselves and their candidates and comply with procedures and timelines contained in our Bylaws. These procedures are described under “Other Information—2018 Stockholder Proposals or Nominations” in this proxy statement.

Related Person Transactions and Procedures

The Board has adopted a written policy and procedures relating to the Audit Committee’s review and approval of transactions with related persons that are required to be disclosed in proxy statements under SEC regulations. A “related person” includes our directors, executive officers, 5% stockholders, as well as immediate family members of such persons and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related person transaction, management must present information regarding the proposed related person transaction to our Audit Committee, or, where review by our Audit Committee would be inappropriate, to another independent body of our Board, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available.

In approving a transaction, the Audit Committee will take into account, among other factors, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally. Our policy requires that, in reviewing a related person transaction, our Audit Committee must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of us and our stockholders, as our Audit Committee determines in the good faith exercise of its discretion.

The Audit Committee reviews and pre-approves certain types of related person transactions, including the following:

•                  director and executive officer compensation that is otherwise required to be reported in our proxy statement under SEC regulations;

•                  certain transactions with companies at which the related person is an employee only; and

•                  charitable contributions that would not disqualify a director’s independent status.

We have no related person transactions required to be reported under applicable SEC rules.

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DIRECTOR COMPENSATION

Director Compensation

2016 Director Compensation

Under our compensation program for non-employee directors (the “Board Compensation Program”), our non-employee directors receive the following forms of consideration for service on our Board:

•                  an initial grant of restricted stock units (“RSUs”) equal to $80,000;

•                  an annual Board retainer of $50,000, payable, at the director’s election, in cash or RSUs;

•                  an annual grant of RSUs valued at $80,000;

•                  fees for committee membership in the following amounts: (i) $7,500 for Audit Committee membership, (ii) $5,000 for Compensation and Talent Development Committee membership and (iii) $5,000 for Nominating and Corporate Governance Committee membership, in each case payable, at the director’s election, in cash or RSUs; and

•                  fees for committee chair positions in the following amounts: (i) $17,500 for Audit Committee Chair, (ii) $17,500 for Compensation and Talent Development Committee Chair and (iii) $12,500 for Nominating and Corporate Governance Committee Chair, in each case payable, at the director’s election, in cash or RSUs; and

Our Chairman also receives an additional retainer of $50,000, payable, at his election, in cash or RSUs.

All RSU grants, including those paid in lieu of the cash retainer, currently have a 100% retention requirement since shares are not delivered until Board service terminates. Upon termination of Board service, a director receives all RSUs that have vested as of that date.

All non-employee director compensation is pro-rated, as applicable, based on the start date of Board service.

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DIRECTOR COMPENSATION

2016 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)

Kirk E. Gorman	37,500	137,531	—	175,031

Anthony J. Conti	67,500	80,014	—	147,514

Joseph A. Frick	36,875	113,784	—	150,659

Colin Hill	30,000	160,029	—	190,029

Rebecca W. Rimel	65,000	80,014	—	145,014

Robert J. Rubin, M.D.	24,063	130,021	—	154,084

Fees Earned or Paid in Cash

The amounts in the “Fees Earned or Paid in Cash” column are retainers earned for serving on our Board, its committees and as committee chairs and as our Chairman. All annual cash retainers are paid in 4 quarterly installments over the calendar year as of the last day of each calendar quarter beginning with the first calendar quarter following the date of the annual meeting.

Stock Awards

The amounts in the “Stock Awards” column reflect the grant date fair value of RSU awards made in 2016. The grant date fair value is determined under Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. For additional information on the valuation assumptions regarding the fiscal 2016 grants, refer to Note 12 in our financial statements for the year ended December 31, 2016, which is included in our 2016 Annual Report.

All RSUs vest in four successive quarters following the award date and are distributed in the form of common stock on the earliest to occur of the non-employee director’s death, disability, separation from service or a change in the ownership or effective control of our company.

All Other Compensation

We reimburse our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of the Board and committees of the Board.

RSUs and Stock Options

The following table sets forth the aggregate number of RSUs and unexercised stock options outstanding at December 31, 2016 for each of our non-employee directors.

Outstanding Director Stock Awards and Stock Options at Year-End 2016

Name	Aggregate Number of RSUs Outstanding (#)	Aggregate Value of RSUs Outstanding ($)(1)	Aggregate Number of Unexercised Stock Options Outstanding (#)(2)
Kirk E. Gorman	4,463	99,748	27,286
Anthony J. Conti	2,595	57,998	—
Joseph A. Frick	3,691	82,494	—
Colin Hill	5,190	115,997	—
Rebecca W. Rimel	2,595	57,998	9,338
Robert J. Rubin, M.D.	4,218	94,272	28,489

(1) Value based on the closing stock price of a share of our common stock on December 30, 2016 ($22.35).

(2) Represents stock options granted in 2007, 2008 and 2009.

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EXECUTIVE OFFICERS

Executive Officers

Executive Officer Biographies

The following are biographical summaries of our executive officers and their ages, except for Mr. Capper, whose biography is included under the heading “Director Qualifications and Biographies” in this proxy statement.

Heather C. Getz, CPA

Age: 42 Position: Senior Vice President and Chief Financial Officer

Ms. Getz was appointed Senior Vice President and Chief Financial Officer in January 2010. Ms. Getz joined us in May 2009 as Vice President of Finance. From April 2008 to May 2009, Ms. Getz was Vice President of Finance at Alita Pharmaceuticals, Inc., a privately held specialty pharmaceutical company, where she was responsible for all areas of finance, accounting and information systems. Prior to joining Alita Pharmaceuticals, Inc., from March 2002 to April 2008, Ms. Getz held various financial leadership positions at VIASYS Healthcare Inc., a healthcare technology company acquired by Cardinal Health, Inc. in July 2007, including directing the company’s global financial planning, budgeting and analysis, and external reporting functions. From June 1997 to February 2002, Ms. Getz began her career at Sunoco, Inc., where she held various positions of increasing responsibility. Ms. Getz is a certified public accountant, and received her undergraduate degree in Accountancy and a Master of Business Administration degree from Villanova University.

Peter F. Ferola

Age: 48 Position: Senior Vice President, Corporate Development, General Counsel, and Secretary

Mr. Ferola joined us in February 2011 as our Senior Vice President, Corporate Development and General Counsel, with over 20 years of progressive leadership experience in business management, legal affairs and corporate governance. From 2009 to 2011, Mr. Ferola served as Vice President, General Counsel and Secretary of Nipro Diagnostics, Inc. (formerly Home Diagnostics, Inc., NASDAQ: HDIX). Prior to joining Home Diagnostics, Mr. Ferola worked as a corporate and securities attorney with Greenberg Traurig, LLP and with Dilworth Paxson, LLP in Washington, D.C., focusing on mergers, acquisitions, public securities offerings and corporate governance matters. From 1989 to 2002, Mr. Ferola worked in executive management roles for an American Stock Exchange listed company, most recently serving as Vice President—Administration and Corporate Secretary, overseeing the company’s administrative functions, legal matters and investor relations. Mr. Ferola earned a Bachelor of Science and Juris Doctor degree from Nova Southeastern University and a Master of Laws in Securities and Financial Regulation from Georgetown University Law Center. Mr. Ferola has authored numerous articles on corporate and securities laws, with a particular focus on audit committees and regulations implemented in the wake of the Sarbanes Oxley Act of 2002.

Fred (Andy) Broadway III

Age: 47 Position: Senior Vice President, Sales and Marketing

Mr. Broadway joined us in June 2009 as our Vice President, Marketing, bringing 15 years of progressive leadership experience in sales and marketing, including extensive therapeutic knowledge in Cardiology and Neurology. In September 2012, Mr. Broadway was promoted to Senior Vice President, Marketing, and in January 2013, Mr. Broadway became our Senior Vice President, Sales and Marketing. Prior to joining us, from 2006 to June 2009, Mr. Broadway was Director of Marketing at Bristol Myers Squibb, leading the commercialization launch efforts of a potential new therapy for the treatment of stroke prevention in atrial fibrillation. Earlier in his career, Mr. Broadway was on the marketing team at Pfizer, responsible for developing yearly and long-term strategic plans, brand and portfolio positioning, asset  life cycle development, and overseeing commercialization tactics for several leading brands. Mr. Broadway started his career with Sanofi Pharmaceuticals, where he held numerous positions of increasing responsibility including sales, marketing, and eventually leadership positions in both sales and marketing. Mr. Broadway received his undergraduate degree in Zoology from Auburn University.

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EXECUTIVE OFFICERS

Daniel Wisniewski

Age: 53 Position: Senior Vice President, Technical Operations

Mr. Wisniewski joined us in December 2010 as our Senior Vice President, Operations, and is now serving as our Senior Vice President, Technical Operations. Mr. Wisniewski has over 20 years of experience in executive leadership, information systems, and operations. Most recently, from 2000 to 2010, Mr. Wisniewski served as Chief Information Officer with CCS Medical, Inc. As the Chief Information Officer, Mr. Wisniewski was responsible for developing a highly scalable patient centric operational infrastructure focused on compliance, growth and expense control within the healthcare industry. Prior to joining CCS Medical, Inc., Mr. Wisniewski held various roles within the nuclear and banking industries with increasing responsibilities in information systems and general management. Mr. Wisniewski began his career as an U.S. Navy Nuclear Trained Naval Officer. Mr. Wisniewski received his undergraduate degree in Electrical Engineering from Virginia Military Institute.

George Hrenko

Age: 54 Position: Senior Vice President, Human Resources and Organizational Excellence

Mr. Hrenko joined us in 2008 as our Vice President of Human Resources and was named Senior Vice President, Human Resources and Organizational Excellence in May 2010. Most recently, Mr. Hrenko served as a Director of Human Resources for Target Corporation from February 2002 to March 2007. From December 1998 to February 2002, Mr. Hrenko held several positions with Bank One Corporation, including First Vice President, Human Resources Generalist, Vice President, Compensation, and Vice President, Corporate Staffing. From 1996 to 1998 he served as Managing Director, Human Resources for Continental Airlines. Prior to joining Continental Airlines, Mr. Hrenko served as Human Resources Manager at Pepsi Cola Co. and PepsiCo, Inc., from 1987 to 1996. Mr. Hrenko received an undergraduate degree in English and Psychology from Pennsylvania State University.

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EXECUTIVE COMPENSATION

Executive Compensation

Executive Summary

Our Compensation Philosophy and Goals

We believe that our long-term success is directly related to our ability to attract, motivate and retain highly talented individuals with outstanding ability and potential who are committed to continually improving financial performance, achieving profitable growth and enhancing stockholder value.

To that end, our compensation program is generally designed to provide performance-oriented incentives that fairly compensate our executive officers and enable us to attract, motivate and retain executives with outstanding ability and potential. Our compensation program consists of both short-term and long-term components, including cash and equity-based compensation, and is intended to reward consistent performance that meets or exceeds formally established corporate and financial performance goals and objectives. Our Compensation Committee and our senior management are focused on providing an appropriate mix of short-term and long-term incentives. Our compensation program provides long-term incentives to ensure that our executives continue in employment with us and directly tie executive compensation to the generation of long-term stockholder value.

The Management Incentive Plan (“MIP”), our annual cash incentive bonus plan, is based primarily on two financial measures and several corporate performance objectives. The two financial measures are revenue and adjusted EBITDA, which is our earnings before interest, taxes, depreciation and amortization and excluding expenses that are considered not necessary to support the ongoing business or which are nonrecurring in nature. The corporate performance objectives vary by year and are intended to encourage our executives to build and maintain an infrastructure that supports growth and strategy and increases revenues. In 2016, these corporate performance objectives included launching new products, increasing efficiencies, further advancing our hospital sales initiative and increasing our service capabilities.

Our Long-Term Incentive Plan (“LTIP”) is based on the same metrics as our MIP. The long term incentive awards are split equally between RSUs and stock options. The RSUs vest on the third anniversary of the grant date and the stock options vest over a four-year period from the grant date. We believe that the time-vested aspect of the RSUs and stock options promotes the retention of key talent and encourages share ownership.

Most Recent Say on Pay Results

Consistent with the preference expressed by our stockholders at our 2011 Annual Meeting of Stockholders, our stockholders have been voting on a say on pay proposal every three years. At our 2014 Annual Meeting of Stockholders, we held a stockholder “Say on Pay” advisory vote to approve the compensation of our NEOs as disclosed in our proxy statement. Stockholders expressed overwhelming support for the compensation of our NEOs, with approximately 97.4% of the votes present at the meeting and entitled to vote approving NEO compensation.

The Compensation Committee considered this vote as demonstrating strong support for our compensation programs and continued to apply the same effective principles and philosophies that have been applied in prior years when making compensation decisions for 2016. These principles and philosophies are highlighted above and described more fully below.

At the 2017 Annual Meeting, out stockholders will vote on executive compensation and the frequency of the advisory vote on executive compensation.

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EXECUTIVE COMPENSATION

2016 Financial Highlights

2016 was a record year for us. We delivered exceptional financial performance in 2016, achieving record revenue, gross profit, income before taxes and adjusted EBITDA. Compared to 2015, revenue grew by 16.7%, gross profit grew by 21.5%, income before taxes grew by 99.7% and adjusted EBITDA grew by 43.6%. We operate under three reportable segments: (1) Healthcare, (2) Technology and (3) Research. Our Healthcare segment benefitted from continued volume strength and favorable pricing. In addition, we are investing in and expanding our product offerings in our Technology segment and we continue to experience double-digit growth in our Research segment study volume. We made three acquisitions in 2016 including an acquisition of a leading provider of clinical trial imaging solutions in our Research segment and the acquisition of a digital population health management company.  We were also able to achieve numerous crucial operational and performance objectives, including an increase in patient volume, FDA approval for mobile cardiac telemetry service patch device and successful outcomes on several patent litigation claims. Our stock price finished the year at $22.35 per share, up 91% year over year.

Non-GAAP Financial Measures

The following table contains reconciliations of 2016 GAAP net income to adjusted EBITDA for short-term and long-term incentive purposes relating to the MIP and LTIP financial metrics set forth in this proxy statement. Management uses adjusted EBITDA so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the performance of the Company for the period being reported. Adjusted EBITDA excludes certain non-cash and non-operating items to facilitate comparisons and provides a meaningful measurement that is focused on the performance of our ongoing operations.

2016 Financial Measures

Consolidated Performance

Net income — GAAP	$53,437,000
Impact of tax valuation allowance release	(37,554)
Income taxes excluding valuation allowance release	(113)
Interest, other loss (net)	2,242
Other charges(1)	8,639,000
Depreciation and amortization expense	14,269,000
Stock compensation expense	6,502,000
Adjusted EBITDA(2)	$47,422,000

(1) For the year ended December 31, 2016, we incurred $8.6  million of other charges, primarily due to patent litigation and the acquisitions completed in the current year.

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EXECUTIVE COMPENSATION

(2) A full discussion of components of adjusted EBITDA is found in our fourth-quarter and full-year 2016 earnings press release furnished on Form 8-K with the SEC on February 22, 2017.

Executive Compensation Elements

Compensation Component	Objectives	Key Features
Base Salary

Fair and competitive compensation to attract, retain and reward executive officers by providing a fixed level of cash compensation tied to responsibility, experience, skills and capability relative to the market

•             Annual cash compensation that is not at risk

•             Targeted to the 50th percentile of our peer group, with variations based on experience, skills and other factors

•             Adjustments considered annually based on level of pay relative to our peer group, individual responsibilities and individual and corporate performance

MIP

Focuses executives on annual results by rewarding them for achieving key budgeted financial and corporate performance targets

Links executives’ interests with those of stockholders by promoting profitable growth

Helps retain executives by providing market-competitive compensation

•             At-risk cash awards based on revenue, adjusted EBITDA and certain corporate performance objectives

•             Annual awards vary from 0% to 200% of the targeted amount

•             Cash bonuses are generally paid out within the first quarter

•             Targeted so that the total of base salary and bonus is expected to fall between the 50th and 75th percentile of our peer group if the earned bonus is 100% of the targeted amount

LTIP (RSUs and Stock Options)

Aligns executives’ interests with those of stockholders by linking compensation with financial and corporate performance

Drives stockholder value

Provides a retention incentive for key employees through time-based RSUs and stock options

Promotes a sensible balance of risk and reward, without encouraging unnecessary or unreasonable risk-taking

Rewards key employees for demonstrated value creation

•             At-risk long-term compensation

•             Targeted so that total compensation approximates the 50th percentile of our peer group (actual grant values may vary from the target value based on consideration of both company and individual executive performance)

•             RSUs vest on the third anniversary of the grant date; stock options vest in equal annual increments over a four-year period

•             Time-based equity awards encourage share ownership and promote the retention of NEOs

2016 MIP Bonuses (Cash)

MIP payouts for all executives, including the NEOs, are based on our performance against revenue, adjusted EBITDA and certain corporate performance objectives. The target bonus is set as a percentage of base salary, which for the NEOs, ranges from 50% to 100%. 2016 MIP target goals were set by the Compensation Committee based on the budget approved by the Board and the Compensation Committee’s determination that the targets contained sufficient “stretch.” For 2016, the Compensation Committee determined that the financial and corporate performance goals under the MIP were to be weighted as follows:

% of Payout	Goal

30%	Revenue
30%	Adjusted EBITDA
40%	Corporate objectives

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EXECUTIVE COMPENSATION

For 2016, we achieved 99% of our revenue target and 127.5% of our adjusted EBITDA target as shown in the table below. See footnotes to “Financial Results for MIP Purposes” on page 24.

2016 MIP and LTIP Performance Against Primary Financial Metrics

Threshold, Target and Actual Performance(1)

(1) Excludes results of operations from 2016 acquisitions.

2016 LTIP Awards (RSUs and Stock Options)

Long-term incentive compensation opportunities for our executives, including the NEOs, are entirely equity-based and are determined by the Compensation Committee and Board based, in large part, on the same financial and corporate performance objectives as our MIP: (i) revenue, (ii) adjusted EBITDA and (iii) certain corporate performance objectives. Our LTIP grants are designed to encourage share ownership and promote the retention of key talent. Under our LTIP, eligible executives receive an award of time-vested RSUs and stock options, approximately equal in expected value. The grants made in a particular year reflect the Company’s prior year performance against the financial and corporate performance objectives discussed above. The RSUs vest on the third anniversary of the grant date while the stock options vest annually over a four-year period from the grant date. The value of each NEO’s LTIP grant is determined by the Compensation Committee based on its review of peer-group market data, the executive’s roles and responsibilities, his or her impact on our results, and advancement potential. Our achievement levels with respect to our 2016 financial performance goals are set forth above.

Our Compensation Practices

We continue to incorporate leading practices into our compensation programs:

•                  Our compensation philosophy targets total direct compensation of our NEOs at the 50th percentile of peer group companies.

•                  We prohibit our employees, officers and directors from hedging or engaging in any speculative trading with respect to our common stock.

•                  We do not provide tax “gross-ups” for perquisites provided to our executive officers.

•                  Our equity-incentive plan prohibits the repricing or exchange of equity awards without stockholder approval.

•                  We do not have “single trigger” features on parachute payments in any employment agreements, with the exception of our Chief Executive Officer whose equity awards immediately accelerate and become fully vested upon a change in control.

•                  We have not provided golden-parachute excise-tax gross-ups in any employment agreements offered to executives.

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EXECUTIVE COMPENSATION

•                  We require our executive officers to meet share-ownership guidelines with respect to shares acquired upon vesting or exercise. The ownership guideline for our Chief Executive Officer is four times base salary, the guideline for our Chief Financial Officer is two times base salary and the guideline for our other executive officers is one times base salary. Executive officers must retain 100% of the shares (on a net, after-tax basis) acquired upon the exercise of options or vesting of restricted shares until the guideline is satisfied.

•                  The Compensation Committee has engaged an independent outside compensation consultant. See “Role of the Compensation Consultant and Executives.”

•                  In the event of a material restatement of our financial results, the Board or the Compensation Committee will review the incentive compensation that was paid or awarded, with respect to the period to which the restatement relates, to our current and former officers who engaged in fraud or other misconduct that resulted in the restatement, and may, in its sole discretion recoup any incentive-based compensation paid or awarded to the current or former officer(s) in excess of the amount that would have been paid or awarded to the current or former officer(s) under our restated financial statements.

Compensation Discussion and Analysis

This section discusses our executive compensation program for 2016, the compensation decisions made under those programs and the factors that were considered by the Compensation Committee in making those decisions. It focuses on the compensation for each of our NEOs for 2016:

•                  Joseph H. Capper, President and Chief Executive Officer;

•                  Heather C. Getz, Senior Vice President and Chief Financial Officer;

•                  Daniel Wisniewski, Senior Vice President, Technical Operations;

•                  Peter Ferola, Senior Vice President and General Counsel; and

•                  Fred (Andy) Broadway III, Senior Vice President, Sales and Marketing.

This Compensation Discussion and Analysis is divided into two parts:

Part 1 discusses our 2016 performance, the Compensation Committee’s actions, our compensation practices and the compensation decisions for our NEOs.

Part 2 discusses our compensation framework in more detail, including how we apply our compensation philosophy and determine competitive positioning of our executive compensation and other policies.

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EXECUTIVE COMPENSATION

Part 1 – 2016 Performance, Compensation and Talent Development Committee Actions, Compensation Practices and Decisions

2016 Performance Overview

2016 was an outstanding year for us and our stockholders. Among the accomplishments of our executive team, led by Mr. Capper, were:

• Exceptional financial performance in 2016, achieving record revenue, gross profit, income before taxes and adjusted EBITDA, including a 43.6% increase in adjusted EBITDA;

• Completion of three acquisitions in 2016 including an acquisition of a leading provider of clinical trial imaging solutions in our Research segment and the acquisition of a digital population health management company;

• An increase of 3% in the Medicare reimbursement rates for remote cardiac monitoring services;

• Successful outcomes on several outstanding patent litigation claims; and

• We were also able to achieve numerous crucial operational and performance objectives, including an increase in patient volume, FDA approval for mobile cardiac telemetry service patch device and successful outcomes on several patent litigation claims.

Executive Compensation Elements

The following chart summarizes the key features of each element of our executive compensation program: Cash (salary and annual bonus); Equity (long-term incentive); Retirement (retirement benefit program) and Other (perquisites). Each type is discussed in detail in the remainder of this Compensation Discussion and Analysis, and the accompanying tables.

Compensation Element	Type	Key Features
Cash	Salary MIP

•        Fixed amount of compensation based on experience, contribution and responsibilities.

•        Salaries reviewed annually and adjusted based on market practice, individual performance and contribution, length of service and other internal factors.

•        Cash awards based on revenue, adjusted EBITDA and certain corporate performance objectives. See “Financial Results for MIP Purposes” on page 24.

•        Annual awards vary from 0% to 200% of the targeted amount.

LTIP Compensation (100% Equity)	RSUs and Incentive stock options (50% of grant value each)

•        Grant values vary from target based on revenue, adjusted EBITDA and certain corporate performance objectives achieved in the prior year.

•        RSUs vest on the third anniversary of the grant date.

•        Options vest annually over a four-year period and expire 10 years from the grant date.

Retirement	401(k) Plan

•        Qualified 401(k) plan that provides participants the opportunity to defer taxation on a portion of their income, up to code limits, and receive a matching company contribution of 100% on the first 3% of compensation deferred under the 401(k) plan and 50% on the next 2% of compensation deferred under the 401(k) plan.

Summary of Key 2016 Compensation Decisions

The following highlights the Compensation Committee’s key NEO compensation decisions for 2016, as reported in the Summary Compensation Table on page 33. The decisions were made after considering input from the Compensation Committee’s independent compensation consultant, Willis Towers Watson & Co. (“Willis Towers Watson”).

Chief Executive Officer Compensation

In February 2016, the Compensation Committee took the following actions on Mr. Cappers’ compensation:

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EXECUTIVE COMPENSATION

•            His base salary was $556,500 (an increase of 3.9%);

•            His MIP target award opportunity was  $556,500  (100% of base salary); and

•            His LTIP target expected value was maintained at $1,355,600 (200% of base salary).

After benchmarking Mr. Capper’s compensation with our peer group, the Compensation Committee determined that Mr. Capper was between the 50th and 75th percentiles for overall compensation.

Compensation of Other NEOs

The Compensation Committee approved salaries and set incentive-compensation targets of the other NEOs taking into account the Chief Executive Officer’s recommendations, the advice of Willis Towers Watson, peer group salary data, relative duties and responsibilities, advancement potential and impact on our financial and strategic performance. Consistent with the approach for the Chief Executive Officer, the Compensation Committee provided no increases in target MIP or LTIP incentive compensation and provided nominal 2% increases in annual base salaries to the other NEOs for 2016.

2015-2017 NEO Base Salaries and MIP Target

Name	2015 Base Salary	2016 Base Salary	2017 Base Salary	MIP Target as % of Salary
Joseph H. Capper	$535,000	$556,500	$579,000	100%
Heather C. Getz	$338,100	$345,000	$359,000	60%
Daniel Wisniewski	$320,000	$326,500	$333,500	50%
Peter Ferola	$310,000	$316,500	$324,500	50%
Fred (Andy) Broadway III	$285,285	$291,000	$303,000	50%

Our Management Incentive Plan

Plan Criteria and Rationale

The annual incentives for all MIP participants, including the NEOs, are based on our financial and corporate performance as a whole measured primarily by revenue, adjusted EBITDA and certain corporate performance objectives.

In 2016, as in past years, the Compensation Committee evaluated the continued use of the MIP financial and corporate performance objectives using the following principles:

•                  Metrics that support achievement of an annual Board-approved operating plan;

•                  Metrics that support profitable growth while preserving cash for longer-term investment;

•                  Metrics that provide a clear line of sight—i.e., that are clearly understood and can be affected by the performance of our executives and employees;

•                  Metrics that are consistent with market practice and commonly used within our peer group; and

•                  Corporate performance metrics that encourage our executives to build and maintain an infrastructure that supports our growth and financial performance.

Following this review, the Compensation Committee concluded that the continued use of these measures supports these principles because they are linked to top-line growth, the creation of stockholder value and encourage our executives to continue to build a successful and growing commercial organization. For 2016, the Compensation Committee determined that the financial and corporate performance goals under the MIP were weighted as follows:

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EXECUTIVE COMPENSATION

% of Payout	Goal

30%	Revenue
30%	Adjusted EBITDA
40%	Corporate objectives

Target Setting

The target MIP awards for our NEOs are set as a percentage of base salary. Target awards are reviewed annually to ensure alignment with our compensation philosophy to target total direct compensation at the market median. Variances from this goal are based on an evaluation of competitive market data, internal equity considerations among the Chief Executive Officer’s direct reports and individual performance evaluations.

For 2016, target MIP opportunities for the NEOs ranged from 50% to 100% of their year-end base salary rate, as follows:

NEO	Target %

Joseph H. Capper	100%
Heather C. Getz	60%
Daniel Wisniewski, Peter Ferola, Fred (Andy) Broadway III	50%

The Compensation Committee has historically approved funding of MIP awards at less than 100%, as set forth below:

Year	MIP Funding %

2010	57.5%
2011 and 2012	50.0%
2013 and 2014	85%
2015	100%

Financial Results for MIP Purposes

The Compensation Committee set the MIP targets based on its evaluation of the budget amounts and its assessment that the targets contained a sufficient degree of “stretch.”

2016 Performance Metrics, Weight and Achievement

(all amounts in millions)

	Metric	Objectives				Milestone Achievement
MIP Objective	Weight	Threshold	Target	Maximum	Results	% of Target
Revenue	30%	$176.4	$196.0	$215.6	$194.5	99.0%
Adjusted EBITDA(1)	30%	$32.0	$40.0	$48.0	$45.1(3)	127.5%
Corporate objectives(2)	40%	—	—	—	—	—

___________________________________

(1)                                     For a reconciliations of 2016 GAAP income from operations to adjusted EBITDA for short-term and long-term incentive purposes relating to the MIP and LTIP financial metrics, please set “Non-GAAP Financial Measures” on page 18.

(2)                                     Our 2016 corporate performance objectives included launching new products, increasing efficiencies, further advancing our hospital sales initiative and increasing our service capabilities.

(3)                                     Excludes the impact of acquisitions.

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EXECUTIVE COMPENSATION

2016 MIP Awards

In February 2017, our Compensation Committee evaluated the level of achievement of our financial and corporate performance objectives relating to operational commitments relative to the executive officer’s position, and approved funding of the 2016 MIP award at 100% of target. In making its decision to approve 2016 MIP awards at 100% of target, our Compensation Committee acknowledged the management team’s achievement of the corporate performance objectives and the adjusted revenue of $194.5 million and adjusted EBITDA of $45.1 million.

The table below sets forth 2016 target MIP opportunities for our NEOs and the actual payout amounts and percentage of achievement of the target amounts. The actual payout amounts are computed based on the actual performance.

2016 MIP Target and Actual Payouts and Achievement

Name	2016 Target Bonus Award ($)	2016 Actual Award ($)	Actual Achievement % of Target
Joseph H. Capper	556,500	556,500	100%
Heather C. Getz	207,000	207,000	100%
Daniel Wisniewski	163,250	163,250	100%
Peter Ferola	158,250	158,250	100%
Fred (Andy) Broadway III	145,500	145,500	100%

Our Long-Term Incentive Plan

Plan Criteria and Rationale

Long-term compensation for all our executives, including our NEOs, is entirely equity-based. Our LTIP is structured to align our executives’ interests with stockholders and to emphasize the Compensation Committee’s expectation that our executive officers should focus their efforts on growing our business while carefully managing capital.

The objectives of the LTIP are as follows:

•                  drive growth in stockholder value;

•                  reward key employees for demonstrated value creation;

•                  promote retention for key employees; and

•                  build equity ownership among the executive team.

We believe that, by providing our executives the opportunity to increase their ownership of our stock, the best interests of stockholders and executives will be better aligned and we will encourage long-term performance objectives.

To help further these objectives, our Compensation Committee considers the same financial and corporate performance objectives that we use for non-equity based compensation under our MIP in determining the LTIP award values. At the beginning of each calendar year, awards are granted following the Compensation Committee’s evaluation of the achievement of the goals under our MIP. For the 2016 performance year, these LTIP targets were revenue of $196.0 million, adjusted EBITDA of $40.0 million and certain corporate performance objectives.

One-half of an award is granted in the form of a stock option award, based on the Black-Scholes value of the option at the time of grant, with a ten-year term and vesting at the rate of 25% per year commencing on December 31st and on each of the first, second and third anniversaries thereafter while the other half of the award is granted in the form of an RSU award, based on the closing stock price on the date of grant. The RSU award will vest in full on the third anniversary of the date of grant.

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Stock awards enable our executive officers to participate in any increase in stockholder value and personally participate in the risks of business setbacks. It is our belief that long-term incentives motivate and reward successful long-term value creation and the achievement of financial goals for us and our stockholders, as well as help us retain top executive talent.

All executive officers and other employees selected by our Compensation Committee are eligible to receive awards under the LTIP. The participants in the LTIP will receive awards based on each individual’s target dollar value, which is determined by our Compensation Committee. For our NEOs, the individual LTIP target dollar values approved by our Compensation Committee for fiscal 2016 performance, expressed as a percentage of each person’s base salary, were as follows:

NEO	Target %

Joseph H. Capper	200%
Heather C. Getz	75%
Daniel Wisniewski, Peter Ferola and Fred (Andy) Broadway III	50%

In 2016, our Compensation Committee awarded at 100% of target equity payout to executives under the LTIP based on 2015 results, with the exception of Mr. Broadway and certain other executive employees who were granted LTIP awards at 120% of target equity payout because of their individual contributions to our record sales in the fiscal year ended December 31, 2015. In 2017, our Compensation Committee awarded at 120% of target equity payout to executives under the LTIP based on 2016 results. Despite the increase in grant value, the number of shares and options received by executives in 2017 was reduced by more than 50% as the Company’s share price more than doubled from $9.57 to $24.65.

LTIP Award Values

	2016 LTIP Payout (based on 2015 performance) 100% of Target Value(2) Grant date price of $9.57			2017 LTIP Payout (based on 2016 performance) 120% of Target Value Grant date price of $24.65
	Value	Options	Shares	Value	Options	Shares
Joseph H. Capper	1,070,000	94,752	55,904	1,335,600	45,917	27,091
Heather C. Getz, CPA	253,575	22,455	13,248	310,500	10,675	6,298
Daniel Wisniewski	160,000	14,169	8,359	195,900	6,735	3,974
Peter Ferola	155,000	13,726	8,098	189,900	6,529	3,852
Fred (Andy) Broadway III	171,171	15,158	8,943	174,600	6,003	3,542

___________________________

(1)             The 2016 LTIP Payout values are reflected in the Summary Compensation Table appearing on page 33 of this proxy statement. The 2017 LTIP Payout values will be reported in the Summary Compensation Table of the proxy statement for the 2018 Annual Meeting of Stockholders.

(2)             Mr. Broadway’s 2016 LTIP Payout (based on 2015 performance) was granted at 120% of target value as a bonus due to our record sales in 2015.

Equity Award Grant Practices

In 2014, the Compensation Committee changed the structure of the LTIP program, effective for the 2015 and 2016 payouts, which allowed them to vary from target based on prior year performance, year over year performance and other factors. The Compensation Committee also eliminated the minimum grant requirement of 60% of target.

The Compensation Committee also delegates authority to our Chief Executive Officer to make a limited number of grants between meetings to employees at the vice president and director level in connection with the hiring or promotion of employees or for retention purposes.

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EXECUTIVE COMPENSATION

Equity Plans

2008 Equity Incentive Plan

In 2008, our Board adopted the 2008 Equity Incentive Plan (the “2008 EIP”). The 2008 EIP is available to all executive officers on the same basis as our other employees.

Our 2008 EIP authorizes us to grant stock options, stock appreciation rights, restricted stock, RSUs, performance stock awards, performance cash awards and other stock-based awards. All stock options granted to our employees and directors were granted with an exercise price that was no less than the fair market value of a share of our common stock on the date such options were granted. Prior to January 2009, all option grants typically vested over four years, with one quarter of the shares subject to the stock option vesting on the one year anniversary of the vesting commencement date, and the remaining shares vesting in equal monthly installments thereafter over three years. Beginning in January 2009, the Compensation Committee approved a new vesting schedule for all post-2009 grants, such that all new grants would vest in annual 25% increments over a four year period beginning with the first anniversary of the date of grant as opposed to monthly vesting. All options have a ten-year term (unless terminated earlier due to termination of service with us).

2008 Employee Stock Purchase Plan

In 2008, we adopted the 2008 Employee Stock Purchase Plan, which became effective on March 18, 2008, upon the closing of our initial public offering. The 2008 Employee Stock Purchase Plan is available to all executive officers on the same basis as our other employees.

Special Performance-Contingent Awards in 2014

In 2014, the Compensation Committee approved a special, one-time, performance-contingent equity award under the 2008 EIP to LTIP participants, including our NEOs, as follows:

NEO	Target Bonus (in Performance Shares)
Joseph H. Capper	123,272
Heather C. Getz	27,823
Daniel Wisniewski	18,433
Peter Ferola	18,433
Fred (Andy) Broadway III	14,228

Shares underlying this one-time performance award had the following vesting criteria:

•                  50% of the shares underlying the award will be earned if our quarterly revenues exceed $66.0 million for two consecutive quarters at any time between the grant date and the end of the first quarter of 2017 (the “First Hurdle”);

•                  50% of the shares underlying the award will be earned if our quarterly adjusted EBITDA exceeds $9.5 million for two consecutive quarters at any time between the grant date and the end of the first quarter of 2017 (the “Second Hurdle”); and

•                  Our net debt as of each quarter-end must be less than three times our annualized EBITDA (quarterly EBITDA multiplied by 4) in order for either goal to be earned in a particular quarter.

During 2016, the First Hurdle was met and the first 50% of the shares were earned and vested.  Based on performance through January 2017, it was determined that, the Second Hurdle would not be met and the second 50% of the performance shares were forfeited.

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Part 2 – Compensation Framework

Applying our Compensation Philosophy

We believe our approach to goal setting, setting of targets with payouts at multiple levels of performance, and evaluation of performance results assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. The features of these practices and programs also reflect sound risk management practices. We believe we have allocated our compensation among base salary and short and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking. This is based on our belief that applying company-wide metrics encourages decision making that is in the best long-term interests of us and our stockholders. In addition, we believe that the mix of equity award instruments used under our LTIP, including both stock options and RSUs, in each case, that vest over multi-year periods also mitigates risk and properly accounts for the time horizon of risk.

We apply our compensation philosophy and objectives as follows:

Compensation Component	Objectives
Base Salary	Fair and competitive compensation to attract, retain and reward executive officers by providing a fixed level of cash compensation tied to experience, skills and capability relative to the market.
MIP Award

At-risk cash bonuses focus NEOs on annual results by rewarding them for achieving key budgeted financial and corporate performance targets.

Links interests of NEOs with those of stockholders by promoting strong profitable growth.

Helps retain NEOs by providing market-competitive compensation.

LTIP Award (RSUs and Stock Options)

At-risk long-term compensation aligns interests of NEOs with those of stockholders by linking compensation with financial and corporate performance.

Retains NEOs through multi-year RSU and stock option vesting.

Promotes a sensible balance of risk and reward, without encouraging unnecessary or unreasonable risk-taking.

Compensation Philosophy and Objectives

Our compensation philosophy is to provide competitive executive pay opportunities tied to our company success. This overriding pay-for-performance approach enables us to attract, motivate and retain the type of executive leadership that will help us achieve our strategic objectives and realize increased stockholder value. To reach these goals, we have adopted the following program objectives:

•                  Have a strong pay-for-performance element with a major portion of executive pay “at risk” based on achievement of financial and corporate performance goals.

•                  Support achievement of both operating performance and strategic corporate performance objectives.

•                  Link management compensation with the interests of stockholders.

•                  Be fair and market-competitive to assure access to needed talent and encourage retention.

•                  Provide compensation opportunities that are consistent with each executive’s responsibilities, experience and performance.

•                  Promote retention of key employees.

•                  Design compensation incentive programs that promote a sensible risk/reward balance, and that do not encourage unnecessary or unreasonable risk-taking.

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EXECUTIVE COMPENSATION

Competitive Positioning

In support of our compensation philosophy, we target executive officer compensation at the median values of a peer group of publicly traded companies in the medical products and services sector. Generally, the Compensation Committee’s consultant conducts a market analysis every other year, with the most recent one being completed during the fall of 2016. The results of this analysis were used by the Compensation Committee in determining executive officer compensation for 2015 and 2016. As described more fully below, the market references are among many different factors considered by the Compensation Committee when setting executive officer compensation.

Given our size and diverse business portfolio, identifying peer companies using conventional criteria such as revenues and industry classification can be challenging. The Compensation Committee believes that using a peer group that includes companies with which we compete for business and capital, and more broadly, those with which we compete for talent, provides the Compensation Committee with decision-quality data and context, and is a reasonable representation of our labor market for executive talent. The Compensation Committee regularly evaluates and, if appropriate, updates the composition of the peer group.

The companies included in the 2014 study peer group were recommended by Willis Towers Watson and approved by the Compensation Committee. The 17 peer companies reflected the following criteria as of the most recent fiscal year completed at the time the study was completed(1):

	Revenue (mm)	EBITDA (mm)	Employees	Market Cap (mm)

High	$334.1	$52.3	1,300	$1,047
Median	$150.8	$19.7	511	$507.6
Low	$63.9	-$32.1	320	$58.6

(1)                                     Revenue, EBITDA and Employees all were reported as of the most recent fiscal year completed at the time the study was conducted. Market capitalization values were calculated as of October 2014 using the most recent common shares outstanding reported and an average share price over the prior 200 days.

All peer companies in the 2014 study were classified to one of the following industries by Standard & Poor’s: Healthcare Equipment, Healthcare Supplies, Healthcare Services or Life Sciences Tools and Services. In addition, the proposed peer group considered whether companies used us as a peer in market analyses of executive officer compensation.

The peer group companies in the 2014 study used as a reference when establishing officer compensation for 2015 and 2016 consisted of the following:

Peer Group

ABIOMED, INC.	Affymetrix, Inc.	Alphatec Holdings, Inc.	Angiodynamics, Inc.
Atricure, Inc.	ATRION Corp.	Cardiovascular Systems, Inc.	Cryolife, Inc.
Endologix, Inc.	Exactech, Inc.	Landaur, Inc.	LeMaitre Vascular, Inc.
Natus Medical, Inc.	PDI, Inc.	Quidel Corp.	The Spectranetics Corp.
Vascular Solutions, Inc.

In the fall of 2016, Willis Towers Watson provided a new peer group study that was used in determining 2017 compensation.  Following is the updated peer group:

Abaxis, Inc.*	Accuray, Inc.*	Angiodynamics, Inc.	Atricure, Inc.
Cardiovascular Systems, Inc.	Cutera, Inc.*	Cryolife, Inc.	Endologix, Inc.*
Exactech, Inc.	ICU Medical, Inc.	Meridian Biosciences	Natus Medical, Inc.
NXSTAGE Medical	Orasure Technologies, Inc.*	Quidel Corp.	The Spectranetics Corp.
Vascular Solutions, Inc.

* New companies included in 2017 peer group.

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EXECUTIVE COMPENSATION

Setting Compensation

The Compensation Committee annually reviews the total compensation of each executive officer—i.e., cash compensation (salary and target MIP opportunity) and long-term equity compensation (target long-term equity value). The Compensation Committee, with input from Willis Towers Watson, then sets the executive’s compensation target for the current year. Salary adjustments, if any, typically become effective in February of each year. In making its decisions, the Compensation Committee uses several resources and tools, including competitive market information and compensation trends within the peer group and the larger executive compensation environment.

To achieve its objectives for our executive compensation program, the Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels the Compensation Committee believes are competitive with those of other similarly situated companies that compete with us for executive talent and has engaged Willis Towers Watson to provide additional assurance that our executive compensation programs are reasonable and consistent with its objectives. Willis Towers Watson reports directly to the Compensation Committee, periodically participates in committee meetings, and advises the Compensation Committee with respect to compensation trends and best practices, plan design and the reasonableness of individual compensation awards. Although the Compensation Committee reviews the compensation practices of the companies in our peer group as described above, the Compensation Committee does not adhere to strict formulas or survey data to determine the mix of compensation elements. Instead, the Compensation Committee considers various factors in exercising its discretion to determine compensation, including the experience, responsibilities and performance of each of our executive officers, as well as our overall financial performance. Our Compensation Committee believes this flexibility is particularly important in designing compensation arrangements to attract and retain executives.

Evaluating Performance

Determinations about corporate performance are based on the achievement of certain corporate performance objectives. Individual performance against goals are more subjective and are based on the judgments made at the discretion of our Compensation Committee and our Board, with input from our Chief Executive Officer, except as it relates to his own compensation. For our executive officers, other than himself, our Chief Executive Officer evaluates the performance of the executive officers on an annual basis and makes recommendations to our Compensation Committee with respect to annual salary adjustments, bonuses and annual equity awards. These recommendations are reviewed by our Compensation Committee on an aggregated basis so that our Compensation Committee can evaluate the compensation paid to our executives on a total compensation basis. While our Compensation Committee reviews the recommendations of our Chief Executive Officer with respect to executive officers other than himself, our Compensation Committee exercises its own discretion in approving salary adjustments for the upcoming year and discretionary cash and equity awards for all executives and communicates its final approval to our Board.

Post-Employment Compensation Arrangements

Retirement Plans

Consistent with our compensation philosophy, we intend to continue to maintain broad-based retirement and welfare employee benefit programs for all of our employees, in which our NEOs are also eligible to participate. However, our Compensation Committee, in its discretion, may in the future revise, amend or add to the benefits of any executive officer if it deems it advisable. Effective January 1, 2014, our Compensation Committee approved a matching contribution under our 401(k) retirement plan of 100% on the first 3% of compensation deferred under the plan and 50% on the next 2% of compensation deferred under the plan (up to the applicable statutory limits under the Internal Revenue Code).

Termination Payments

The employment agreements for each of our NEOs provide for payments in the event that the executive is terminated by us without cause or by the executive for good reason, in each case, without regard to whether the termination occurs in the context of a change in control. With the exception of Mr. Capper, if the executive’s employment is terminated by us without cause or by the executive for good reason in connection with a change in control, all of the executive’s equity awards will immediately accelerate and become fully vested. All of Mr. Capper’s equity awards will immediately accelerate and become fully vested upon a change in control without regard to a termination of employment (unless he is terminated for cause). Payments and benefits to Messrs. Capper, Wisniewski, Ferola and Broadway and Ms. Getz will be modified to avoid any excise tax under Section 409A of the Internal Revenue Code to the extent the modification would result in a greater net after tax benefit to the executive. We believe these severance and change in control benefits are an essential element of our overall executive compensation package. The severance and change in control benefits

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EXECUTIVE COMPENSATION

were also determined through comparison to companies in our peer group. See “Estimated Payments Following Termination or Change in Control” below for further information regarding the payments and benefits under the employment agreements.

We believe that our existing arrangements help executives remain focused on our business in the event of a threat or occurrence of a change-in-control and encourage them to act in the best interests of the stockholders in assessing a transaction.

We do not have any “single trigger” features on parachute payments in any employment agreements, with the exception of our Chief Executive Officer whose equity awards immediately accelerate and become fully vested upon a change in control. We also have not provided golden-parachute excise-tax gross-ups in any employment agreements offered to executives.

Other Compensation Policies

Personal Benefits

We provide our NEOs with other benefits that we believe are reasonable and competitive so that we may attract and retain talented senior executives. In total, they represent a small percentage of the NEOs’ overall compensation, and the Compensation Committee has reduced many of them in recent years. We do not provide perquisite gross-ups. These benefits are reflected in the “All Other Compensation” column of the Summary Compensation Table.

Share-Ownership Requirements

Share-ownership goals align executives with the interests of stockholders and encourage a long-term focus. All of our executive officers must retain shares acquired upon vesting or exercise if their ownership level is below the value equal to particular multiples of their base salary. The Compensation Committee established a goal of four-times base salary for the Chief Executive Officer, two-times base salary for the Chief Financial Officer and one-time base salary for all other executives. Executive officers must retain 100% of the shares (on a net, after-tax basis) acquired upon the exercise of options or vesting of restricted shares until the guideline is satisfied. All NEOs currently meet these guidelines.

Policy on Hedging and Speculative Trading

We prohibit directors, officers, employees and consultants from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. In addition, we prohibit our officers, directors, employees and consultants from margining, or making any offer to margin, any of our stock, including without limitation, borrowing against such stock, at any time.

Clawback Policy

In the event of a material restatement of our financial results, we will review the incentive compensation that was paid or awarded, with respect to the period to which the restatement relates, to our current and former officers who engaged in fraud or other misconduct that resulted in the restatement. To the extent permitted by law and as the Compensation Committee in its sole discretion deems appropriate and in our best interests, we may seek the recoupment or forfeiture of any incentive-based compensation paid or awarded to the officer in excess of the amount that would have been paid or awarded to the officer under our restated financial statements.

Risk Considerations in Our Compensation Programs

The Compensation Committee considers potential risks when reviewing and approving compensation programs. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and corporate performance objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in our programs available for our executive officers:

•                  A Balanced Mix of Compensation Components—The target compensation mix for our executive officers is composed of salary, annual cash incentives and long-term equity incentives, representing a mix that is not overly weighted toward short-term cash incentives.

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•                  Multiple Performance Factors—Our incentive compensation plans use company-wide metrics, which encourage focus on the achievement of objectives for our overall benefit.

•                  The MIP and LTIP awards are each dependent on multiple performance metrics including revenue and adjusted EBITDA, as well as corporate goals related to specific strategic or operational objectives.

•                  The LTIP awards are equity-based and have two components: (1) achievement of certain financial and corporate performance objectives and (2) time-based vesting. The RSUs vest on the third anniversary of the grant date and the stock options vest annually over a four-year period.

•                  We have a stock ownership and holding policy to better align the financial interests of our executives with those of our stockholders.

•                  We have adopted a clawback policy allowing us to recoup incentive compensation paid in the event of a material restatement of our financial statements.

Additionally, the Compensation Committee considered an assessment of compensation-related risks for all of our employees. Based on this assessment, the Compensation Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us. In making this evaluation, the Compensation Committee reviewed the key design elements of our compensation programs in relation to industry norms as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the Board.

Role of the Compensation Consultant and Executives

The Compensation Committee approves all compensation decisions for our NEOs, other than our Chief Executive Officer, whose base salary and incentive compensation are approved by the Board with a recommendation from the Compensation Committee.

Our Compensation Committee has the sole authority to retain or replace, as necessary, compensation consultants to provide it with independent advice. The Compensation Committee has engaged Willis Towers Watson as its independent compensation consultant to advise it on executive and non-employee director compensation matters. This selection was made without the input or influence of management.

During 2016, the consultant performed the following tasks for the Compensation Committee:

•                  Prepared competitive market data for the compensation of the executive officer group;

•                  Provided an evaluation of market/peer practices in the area of retirement and other benefits for all salaried employees;

•                  Updated the Compensation Committee on executive compensation trends and regulatory developments; and

•                  Provided input on compensation program design and philosophy, incentive-pay mix and peer group companies against which executive pay is benchmarked.

The consultant provides no services to us other than its advice to the Compensation Committee on executive and director compensation matters. The Compensation Committee determined Willis Towers Watson to be independent from us under the NASDAQ Listing Rules and SEC regulations.

Our Chief Executive Officer annually reviews the performance of each of the other executive officers, including the other NEOs. He then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The Compensation Committee considers the Chief Executive Officer’s recommendations in addition to data and recommendations presented by the consultant.

The Chief Executive Officer and other members of management also work with the Compensation Committee and consultant in determining the companies to be included in the peer group.

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Compensation and Talent Development Committee Report

The Compensation and Talent Development Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation and Talent Development Committee recommended to the Board, and the Board approved, the inclusion of the Compensation Discussion and Analysis in this proxy statement and incorporated by reference in our 2016 Annual Report.

Compensation and Talent Development Committee

Joseph A. Frick, Chairman
Rebecca W. Rimel
Colin Hill

Compensation Tables

The following tables, narrative and footnotes discuss the compensation of the NEOs during 2016, 2015 and 2014.

2016 Summary Compensation Table

					Non-Equity
				Option	Incentive Plan	All Other
		Salary	Stock Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(1)	($)(2)	($)(3)	($)

Joseph H. Capper	2016	556,500	535,001	535,000	556,000	21,087	2,203,588
President and Chief Executive Officer	2015	535,000	1,283,997	804,383	535,000	21,361	3,179,741
	2014	535,000	535,000	539,226	454,750	—	2,063,976

Heather C. Getz	2016	345,000	126,783	126,788	207,000	21,359	826,930
Senior Vice President and Chief Financial Officer	2015	338,100	298,250	190,629	202,860	23,183	1,053,022
	2014	338,100	120,747	121,701	172,431	10,142	763,121

Daniel Wisniewski	2016	326,500	79,996	80,002	163,250	23.433	673.181
Senior Vice President, Operations	2015	320,000	192,001	120,279	160,000	20,758	813,038
	2014	320,000	80,003	80,630	136,000	7,799	624,432

Peter Ferola	2016	316,500	77,498	77,501	158,250	19,750	649,499
Senior Vice President and General Counsel	2015	310,000	178,500	116,524	155,000	23,324	783,348
	2014	310,000	70,004	70,554	131,750	9,167	591,475

Fred (Andy) Broadway III	2016	291,000	85,585	85,587	145,000	21,467	628,639
Senior Vice President, Sales and Marketing	2015	285,285	156,844	102,128	142,643	23,120	710,020
	2014	271,700	61,749	62,239	111,150	23,254	530,092

(1)  The amounts in these columns do not reflect compensation actually received by the NEO nor do they reflect the actual value that will be recognized by the NEO. Instead the amounts reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. For additional information on that valuation of assumptions regarding the RSU awards and the option awards, please refer to the tables below and to note 12 to our financial statements for the year ended December 31, 2016, which are included in our Annual Report on Form 10 K for the year ended December 31, 2016, filed with the SEC on February 22, 2017.

(2)  The amounts reported in this column reflect compensation earned for 2016, 2015 and 2014 performance under our MIP. We make payments under this program in the first quarter of the fiscal year following the fiscal year in which they were earned after finalization of our audited statements.

(3)  These amounts reflect our contributions to our 401(k) Plan and the amount of health, life and disability insurance premiums paid by us on behalf of each NEO.

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Stock Awards

Stock Awards Grant Date Fair Value (Target) 2014-2016

	2016		2015		2014
Name	Performance-Contingent Stock Awards ($)	RSU Awards ($)	Performance-Contingent Stock Awards ($)	RSU Awards ($)	Performance-Contingent Stock Awards ($)	RSU Awards ($)

Joseph H. Capper	—	535,001	535,000	748,997	—	535,000
Heather C. Getz	—	126,783	120,752	177,498	—	120,747
Daniel Wisniewski	—	79,996	79,999	112,002	—	80,003
Peter Ferola	—	77,498	70,000	108,500	—	70,004
Fred (Andy) Broadway III	—	85,585	61,750	95,094	—	61,749

The table below shows the maximum payout value for our performance shares made in 2014.

Performance-Contingent Stock Awards Grant Date Maximum Value 2014

2014
Name	($)(1)(2)

Joseph H. Capper	1,070,000
Heather C. Getz	253,575
Daniel Wisniewski	160,000
Peter Ferola	155,000
Fred (Andy) Broadway III	171,171

(1)             The amounts reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. For additional information on that valuation of assumptions regarding performance-contingent stock awards, please refer to the tables below and to note 12 to our financial statements for the year ended December 31, 2016, which are included in our Annual Report on Form 10 K for the year ended December 31, 2016, filed with the SEC on February 22, 2017.

(2)             Fifty percent of the Performance-Contingent Stock Awards were paid in the third quarter of 2016. The other fifty percent of the Performance-Contingent Stock Awards were forfeited.

Stock Based Compensation

We estimate the fair value of our share-based awards to employees and directors using the Black-Scholes option valuation model. The Black-Scholes option valuation model requires the use of certain subjective assumptions. The most significant of these assumptions are the estimates of the expected volatility of the market price of our stock and the expected term of the award. We base our estimates of expected volatility on the historical volatility of our stock price. The expected term represents the period of time that stock-based awards granted are expected to be outstanding. Other assumptions used in the Black-Scholes option valuation model include the risk-free interest rate and expected dividend yield. The risk-free interest rate for periods pertaining to the contractual life of each option is based on the U.S. Treasury yield of a similar duration in effect at the time of grant. We have never paid, and do not expect to pay, dividends in the foreseeable future. The fair value of our stock-based awards was estimated at the date of grant using the following assumptions:

	Year Ended December 31,
	2016	2015	2014
Expected volatility	64.4%	66.5%	62.8%
Expected term (in years)	7.96	6.72	6.49
Weighted average risk-free interest rate	1.61%	1.68%	1.85%
Expected dividends	0.0%	0.0%	0.0%
Weighted average grant date fair value per option	$9.47	$6.58	$5.00
Weighted average grant date fair value per RSU	$11.06	$9.71	$8.43

Non-Equity Incentive Plan Compensation

The amounts in the “Non-Equity Incentive Plan Compensation” column are MIP awards made with respect to 2016 performance. MIP awards are paid in cash in the first quarter of the fiscal year following the fiscal year in which they were earned after finalization of our audited financial statements.

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EXECUTIVE COMPENSATION

All Other Compensation

The amounts in the “All Other Compensation” column consist of: contributions to our 401(k) Plan and the amount of health, life and disability benefits. There were no tax gross-ups paid in 2016.

2016 Grants of Plan-Based Awards Table

Stock options granted to our NEOs consist of a mixture of incentive stock options and nonqualified stock options. The exercise price per share of each stock option granted to our NEOs was equal to the fair market value of our common stock as determined in good faith by our Board on the date of the grant. All stock options were granted under our 2008 EIP. The following table provides information on stock options and RSUs granted to our NEOs in 2016.

			Estimated Potential Payouts Under Non-Equity Incentive Plan Awards
Name	Award Type	Grant Date	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (1) ($)
Joseph H. Capper	2016 MIP(2)		556,500	1,113,000
	2016 LTIP(3)	2/15/16			55,904			535,001
	2016 LTIP(3)	2/15/16				94,752	9.57	535,000

Heather C. Getz	2016 MIP(2)		207,000	414,000
	2016 LTIP(3)	2/15/16			13,248			126,783
	2016 LTIP(3)	2/15/16				22,255	9.57	126,788

Daniel Wisniewski	2016 MIP(2)		163,250	326,500
	2016 LTIP(3)	2/15/16			8,359			79,996
	2016 LTIP(3)	2/15/16				14,169	9.57	80,002

Peter Ferola	2016 MIP(2)		158,250	316,570
	2016 LTIP(3)	2/15/16			8,098			77,498
	2016 LTIP(3)	2/15/16				13,726	9.57	77,501

Fred (Andy) Broadway III	2016 MIP(2)		145,500	291,000
	2016 LTIP(3)	2/15/16			8,943			85,585
	2016 LTIP(3)	2/15/16				15,158	9.57	85,587

(1)       The amounts reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. For additional information on that valuation of assumptions regarding the RSU awards and the option awards, please refer to the tables below and to note 12 to our financial statements for the year ended December 31, 2016, which are included in our Annual Report on Form 10 K for the year ended December 31, 2016, filed with the SEC on February 22, 2017.

(2)       Amounts represent cash bonus opportunities provided to NEOs in 2016. The criteria used to determine the amount of the annual bonus payable to each executive is described under “Compensation Discussion and Analysis – Our Management Incentive Plan.” These bonuses were ultimately earned at the target level, which is 100% of such individual’s target bonus opportunity.

(3)       2016 LTIP amounts represent the actual number of payouts under our LTIP in 2016 for service performed in 2015, which are payable one-half in RSUs and one-half in stock options. The stock options vest at the rate of 25% per year commencing on December 31st and on each of the first, second and third anniversaries thereafter. The RSUs vest on the third anniversary of the date of grant.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at Year-End 2016

The following table contains information on the outstanding equity awards granted to our NEOs that remained outstanding as of December 31, 2016.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)

Joseph H. Capper	—	(4)	9,652	10.36	2/16/2025	—	—	—	—
	—	(4)	7,862	8.68	2/14/2024	—	—	—	—
	—	(4)	12,500	2.54	2/19/2023	—	—	—	—
	60,972	(3)	—	6.56	6/15/2020	—	—	—	—
	4	(4)	—	4.67	3/4/2021	—	—	—	—
	35,714	(4)	—	2.80	2/21/2022	—	—	—	—
	39,370	(4)	—	2.54	2/19/2023	—	—	—	—
	61,268	(4)	51,618	10.36	2/16/2025	—	—	—	—
	439,028	(3)	—	6.56	6/15/2020	—	—	—	—
	167,807	(4)	—	2.54	2/19/2023	—	—	—	—
	277,518	(4)	—	2.80	2/21/2022	—	—	—	—
	78,351	(4)	18,255	8.68	2/14/2024	—	—	—	—
	37,500	(4)	—	2.54	2/19/2023	—	—	—	—
	54,231	(4)	—	4.67	3/4/2021	—	—	—	—
	—	(4)	10,449	9.57	2/15/2026	—	—	—	—
	23,688	(4)	60,615	9.57	2/15/2026	—	—	—	—
	—		—	—	—	—	—	61,636	1,377,565
	—		—	—	—	61,636	1,377,565	—	—
	—		—	—	—	61,636	1,377,565	—	—
	—		—	—	—	72,297	1,615,838	—	—
	—		—	—	—	55,904	1,249,454	—	—
Heather C. Getz	15,000	(4)	—	4.67	3/4/2021	—	—	—	—
	8	(3)	—	6.95	8/12/2019	—	—	—	—
	51,986	(4)	—	2.80	2/21/2022	—	—	—	—
	10,000	(3)	—	6.43	1/22/2020	—	—	—	—
	5,570	(3)	—	8.79	5/10/2020	—	—	—	—
	1,848	(4)	11,972	10.36	2/16/2025	—	—	—	—
	6,697	(4)	5,896	8.68	2/14/2024	—	—	—	—
	5,733	(5)	—	17.44	5/11/2019	—	—	—	—
	21,405	(4)	—	4.67	3/4/2021	—	—	—	—
	23,381	(4)	—	2.54	2/19/2023	—	—	—	—
	23,379	(4)	—	2.54	2/19/2023	—	—	—	—
	17,068	(5)	—	17.44	5/11/2019	—	—	—	—
	9,992	(3)	—	6.95	8/12/2019	—	—	—	—
	13,463	(4)	—	2.80	2/21/2022	—	—	—	—
	12,672	(4)	2,548	10.36	2/16/2025	—	—	—	—
	10,985	(4)	—	8.68	2/14/2024	—	—	—	—
	17,199	(5)	—	17.44	5/11/2019	—	—	—	—
	—	(4)	8,206	9.57	2/15/2026	—	—	—	—
	5,613	(4)	8,636	9.57	2/15/2026	—	—	—	—
	—		—	—	—	—	—	13,912	310,933
	—		—	—	—	13,911	310,911	—	—
	—		—	—	—	13,911	310,911	—	—
	—		—	—	—	17,133	382,923	—	—
	—		—	—	—	13,248	296,093	—	—
Daniel Wisniewski	11,714	(4)	—	2.80	2/21/2022	—	—	—	—
	15,490	(4)	—	2.54	2/19/2023	—	—	—	—
	7,810	(4)	3,906	8.68	2/14/2024	—	—	—	—
	5,797	(4)	9,163	10.36	2/16/2025	—	—	—	—

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EXECUTIVE COMPENSATION

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)

	94,336	(3)	—	4.24	12/6/2020	—	—	—	—
	5,664	(3)	—	4.24	12/6/2020	—	—	—	—
	3,905	(4)	—	8.68	2/14/2024	—	—	—	—
	3,363	(4)	—	10.36	2/16/2025	—	—	—	—
	15,490	(4)	—	2.54	2/19/2023	—	—	—	—
	35,124	(4)	—	2.80	2/21/2022	—	—	—	—
	—	(4)	9,033	9.57	2/15/2026	—	—	—	—
	3,542	(4)	1,594	9.57	2/15/2026	—	—	—	—
	—		—	—	—	—	—	9,217	206,000
	—		—	—	—	9,216	205,978	—	—
	—		—	—	—	9,217	206,000	—	—
	—		—	—	—	10,811	241,626	—	—
	—		—	—	—	8,359	186,824	—	—
Peter Ferola	6,782	(4)	—	2.54	2/19/2023	—	—	—	—
	25,532	(4)	—	2.80	2/21/2022	—	—	—	—
	4,437	(4)	8,877	10.36	2/16/2025	—	—	—	—
	3,417	(4)	3,418	8.68	2/14/2024	—	—	—	—
	75,000	(3)	—	4.38	2/7/2021	—	—	—	—
	4,437	(4)	—	10.36	2/16/2025	—	—	—	—
	6,834	(4)	—	8.68	2/14/2024	—	—	—	—
	15,452	(4)	—	2.80	2/21/2022	—	—	—	—
	3,325	(4)	—	2.54	2/19/2023	—	—	—	—
	747	(4)	9,409	9.57	2/15/2026	—	—	—	—
	2,684	(4)	886	9.57	2/15/2026	—	—	—	—
	—		—	—	—	—	—	8,065	180,253
	—		—	—	—	8,064	180,230	—	—
	—		—	—	—	8,065	180,253	—	—
	—		—	—	—	10,473	234,072	—	—
	—		—	—	—	8,098	180,990	—	—
Fred (Andy) Broadway III	26,963	(4)	—	2.80	2/21/2022	—	—	—	—
	30,000	(4)	—	4.67	3/4/2021	—	—	—	—
	4,347	(4)	12,127	10.36	2/16/2025	—	—	—	—
	8,346	(4)	3,016	8.68	2/14/2024	—	—	—	—
	10,000	(4)	—	6.95	8/12/2019	—	—	—	—
	21,396	(4)	—	2.54	2/19/2023	—	—	—	—
	4,158	(4)	—	8.79	5/10/2020	—	—	—	—
	9,238	(4)	—	4.67	3/4/2021	—	—	—	—
	6,027	(3)	—	16.59	6/29/2019	—	—	—	—
	33,973	(3)	—	16.59	6/29/2019	—	—	—	—
	3,431	(4)	—	10.36	2/16/2025	—	—	—	—
	696	(4)	—	8.68	2/14/2024	—	—	—	—
	2,516	(4)	—	2.54	2/19/2023	—	—	—	—
	1,918	(4)	11,083	9.57	2/15/2026	—	—	—	—
	1,871	(4)	286	9.57	2/15/2026	—	—	—	—
	—		—	—	—	—	—	7,114	158,998
	—		—	—	—	7,114	158,998	—	—
	—		—	—	—	7,114	158,998	—	—
	—		—	—	—	9,179	205,151	—	—
	—		—	—	—	8,943	199,876	—	—

(1)                                     Unless otherwise noted herein, the RSUs will vest in full on the third anniversary of the grant date, subject to accelerated vesting upon certain terminations of employment following certain corporate transactions involving the Company. The shares of common stock underlying the RSUs will be issued when the RSUs vest.

(2)                                     Value based on the closing stock price of a share of our common stock on December 30, 2016 ($22.35).

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EXECUTIVE COMPENSATION

(3)                                     The options will vest in four equal annual installments commencing on the first anniversary of the date of the grant and expire if not exercised within ten years from the date of the grant.

(4)                                     The shares will vest at the rate of 25% on December 31 and on each of the first, second and third anniversaries of the Vesting Commencement Date.

(5)                                     These options were fully vested in December 2009.

(6)                                     Represents performance shares awarded to NEOs in 2014 as a special, one-time, performance-contingent equity award under the 2008 EIP. The amounts reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. For additional information on that valuation of assumptions regarding performance-contingent stock awards, please refer to the tables below and to note 12 to our financial statements for the year ended December 31, 2016, which are included in our Annual Report on Form 10 K for the year ended December 31, 2016, filed with the SEC on February 22, 2017. During 2016, the First Hurdle was met and the first 50% of the shares were earned and vested.  Based on performance through January 2017, it was determined that, the Second Hurdle would not be met and the second 50% of the performance shares were forfeited.

(7)                                     Value based on the closing stock price of a share of our common stock on December 30, 2016 ($22.35).

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EXECUTIVE COMPENSATION

2016 Option Exercises and Stock Vested Table

The following table provides information about the value realized by our NEOs on the vesting of stock awards and the exercise of stock options during 2016.

	Stock Awards		Performance Stock Awards		Options
	Number of Shares Acquired	Value Realized on Vesting (2)	Number of Shares Acquired	Value Realized on Vesting (4)	Number of Options Exercised (5)	Value Realized on Exercise
	on Vesting (1)		on Vesting (3)
Name	(#)	($)	(#)	($)	(#)	($)
Joseph H. Capper	126,378	1,469,776	61,636	970,151	—	—
Heather C. Getz	28,524	331,734	13,912	218,975	—	—
Daniel Wisniewski	18,898	219,784	9,217	145,076	—	—
Peter Ferola	16,535	192,302	8,065	126,943	17,000	268,624
Fred (Andy) Broadway III	14,587	169,647	7,114	111,974	—	—

(1)                                     This column reflects RSUs that were awarded on February 19, 2013 and vested on February 19, 2016.

(2)                                     The value of RSUs was determined by multiplying the number of vested RSUs by $11.63, the last reported closing price of our common stock on February 19, 2016, which was the vesting date.

(3)                                     This column reflects PSUs that were awarded on February 14, 2014 and vested on May 2, 2016.

(4)                                     The value of PSUs was determined by multiplying the number of vested PSUs by $15.74, the last reported closing price of our common stock on May 2, 2016, which was the vesting date.

(5)                                     This column reflects stock options that were awarded on February 19, 2013 and exercised between September 2, 2016 and September 13, 2016.

2016 Pension Benefits

None of our NEOs participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. Our Compensation Committee may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

2016 Nonqualified Deferred Compensation

None of our NEOs participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Compensation Committee may elect to provide our officers and other employees with non-qualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Payments on Disability or Death

Disability

Each current NEO has long-term disability coverage, which is available to all eligible employees. The coverage provides for sixty percent of the eligible employee’s base earnings, up to a maximum of $15,000 per month, beginning after ninety consecutive days of disability. None of our executive employment agreements provide any severance payments or benefits on account of the executive’s disability. The executive would be entitled only to base salary and unused vacation benefits earned through the date of the executive’s termination of employment and the amount of any vested benefits under our benefit plans. We will have no further obligations to the executive under the executive agreements, except as provided by law.

Death

Each NEO has group life insurance benefits that are available to all eligible employees. The benefit is equal to one times pay with a maximum limit of $300,000, plus any supplemental life insurance elected and paid for by the NEO. None of our executive employment agreements provide any severance payments or benefits on account of the executive’s death. The executive’s heirs would be entitled only to base salary and unused vacation benefits earned through the date of the executive’s termination of employment and the amount of any vested benefits under our benefit plans. We will have no further obligations to the executive or his or her heirs under the executive agreements, except as provided by law.

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EXECUTIVE COMPENSATION

Estimated Payments Following Termination

We have employment agreements with each of our NEOs (collectively, the “Agreements”) that entitle them to severance benefits on certain types of employment terminations.

Executive Employment Agreements

The Agreements provide each of our NEOs severance payments and benefits upon termination of employment by us without cause or by the executives for good reason. Mr. Capper is entitled to a cash severance payment equal to the sum of (i) two times his respective annual base salaries as of the last day of active employment and (ii) two times his on-target annual performance incentive bonus in effect at the time of termination. With the exception of Mr. Capper, the other NEOs are entitled to a cash severance payment equal to the sum of (i) one times their annual base salaries as of the last day of active employment and (ii) one times their on-target annual performance incentive bonus in effect at the time of his termination.

In addition, we will continue to provide to each of our NEOs continued participation in our medical, dental and vision plans at the same premium rates and cost sharing as may be charged from time to time for employees generally for a specified period of time. Specifically, Mr. Capper will receive continued coverage for twenty-four months following the applicable date of termination and the other executives will have continued coverage for twelve months following the applicable date of termination.

The foregoing severance payments and benefits payable upon termination of employment to each NEO are conditioned on the execution of a written waiver and release of claims. In addition, for all of our NEOs, such payments and benefits are consideration for the restrictive covenants set forth in the Agreements. Specifically, during the term of each executive’s employment with us and during any period thereafter in which severance payments or benefits are paid, the executive may not compete with us (as defined in the Agreement).

The Agreements also provide each NEO (with the exception of Mr. Capper) with accelerated vesting of their equity awards in connection with termination of employment following a change in control. Specifically, if the executive’s employment is terminated by us without cause or by the executive for good reason within thirty days before or twelve months after a change in control, all equity awards will immediately accelerate and become fully vested. Mr. Capper’s equity awards will immediately accelerate and become fully vested upon a change in control without regard to termination of his employment (unless he is terminated for cause).

In the event any payment or benefit to the other executive officers would constitute an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code and be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the affected executive will be entitled to the greater of (on a net after-tax basis): (i) the largest amount of the payment that would result in no portion of the payment or benefit being subject to the excise tax under Section 4999 of the Internal Revenue Code, or (ii) the entire payment or benefit without any reduction to avoid the excise tax.

Definitions of Cause and Good Reason

A termination for cause under the Agreements would generally result from an executive’s: (i) willful and repeated failure to satisfactorily perform his or her job duties, (ii) willful commission of an act that materially injures our business, (iii) willful refusal or failure to follow lawful and reasonable directions of our Board, (iv) conviction of, or plea of nolo contendere to, any felony involving moral turpitude, (v) engagement in, or in any manner, participation in any activity which is directly competitive with or injurious to us or any of our affiliates or which violates any restrictive covenants applicable to the executive, (vi) commission of any fraud against us, and our affiliates, employees, agents or customers or use or intentional appropriation for the executive’s personal use or benefit of any company funds or property not authorized by our Board to be so used or appropriated, or (vii) material breach of or willful failure to comply with our policies, including, but not limited to, equal employment opportunity or harassment policies, insider trading policies, code of ethics or conflict of interest policies, non-disclosure and confidentiality policies, travel and expense policies, workplace violence policies, Sarbanes-Oxley compliance policies, policies governing preparation and approval of financial statements, and/or policies governing the making of financial commitments on our behalf.

Good reason under the Agreements generally exists if, without the executive’s consent, there is: (i) a change in the executive’s title that is accompanied by a material reduction in the executive’s duties, authority or responsibilities relative to the executive’s duties, authority or responsibilities in effect immediately prior to such reduction, (ii) a relocation of the executive’s principal business location to a point that requires a one-way increase of the executive’s commuting distance of more than fifty miles, (iii) a material reduction of the executive’s base salary, or (iv) a failure on our part to obtain the agreement from any successor to assume or agree to perform our obligations under the Agreements.

2017 Annual Meeting and Proxy Statement | 40

EXECUTIVE COMPENSATION

Definition of Change in Control

Under the Agreements, a change in control would be deemed to have occurred if (i) we consolidate or merge with and into any other corporation or other entity or person, or any other corporate reorganization occurs, in which our capital stock immediately prior to such consolidation, merger or reorganization, represents less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization, (ii) we are party to any transaction, or series of related transactions in which more than 50% of our voting power is transferred (except any consolidation or merger effected exclusively to change our domicile or any transaction or series of transactions principally for bona fide equity financing purposes in which we receive cash or our indebtedness is canceled), or (iii) we sell, lease, license or dispose of all or substantially all of our assets. The Agreements do not provide for any tax gross-up compensation for excise taxes.

Estimated Payments Following Termination or Change in Control

The following table shows potential payments to our NEOs if their employment terminates under existing contracts, agreements, plans or arrangements. The amounts assume a December 30, 2016 termination date and use the closing price of our common stock as of that date of $22.35. Currently, no executive would be entitled to a parachute tax gross-up payment. All of the values in the table are in U.S. Dollars.

	Involuntary Termination without		Involuntary Termination without
	Cause or For Good Reason		Cause or For Good Reason
Name	Unrelated to Change of Control (S)	Upon a Change of Control ($)	Related to a Change of Control ($)

Joseph H. Capper

Cash Severance(1)	2,226,000	—	2,226,000
Continued Welfare(2)	18,617	—	18,617
Acceleration Value of Stock Options(3)	—	2,247,470	2,247,470
Acceleration Value of Restricted Stock(3)	—	4,242,857	4,242,857
Total Value	2,244,617	6,490,327	8,734,944

Heather C. Getz

Cash Severance(1)	552,000	—	552,000
Continued Welfare(2)	11,017	—	11,017
Acceleration Value of Stock Options(3)	—	—	469,934
Acceleration Value of Restricted Stock(3)	—	—	989,926
Total Value	563,017	—	2,022,877

Daniel Wisniewski

Cash Severance(1)	489,750	—	489,750
Continued Welfare(2)	11,087	—	11,087
Acceleration Value of Stock Options(3)	—	—	299,072
Acceleration Value of Restricted Stock(3)	—	—	634,449
Total Value	500,837	—	1,434,358

Peter Ferola

Cash Severance(1)	474,750	—	474,750
Continued Welfare(2)	9,308	—	9,308
Acceleration Value of Stock Options(3)	—	—	621,499
Acceleration Value of Restricted Stock(3)	—	—	595,315
Total Value	484,058	—	1,700,872

Fred (Andy) Broadway III

Cash Severance(1)	436,500	—	436,500
Continued Welfare(2)	11,087	—	11,087
Acceleration Value of Stock Options(3)	—	—	279,807
Acceleration Value of Restricted Stock(3)	—	—	564,025
Total Value	447,587	—	1,291,419

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EXECUTIVE COMPENSATION

(1)                                     For Mr. Capper, this amount reflects a payment equal to two times his annual base salary and two times his on-target annual performance incentive bonus in effect at the time of termination. For Ms. Getz and Messrs. Wisniewski, Ferola and Broadway, this amount reflects equal to one times their respective annual base salaries and one times their on-target annual performance incentive bonus in effect at the time of termination.

(2)                                     Represents the value of welfare benefits that the employee will continue to receive following termination. These benefits include medical, dental and vision coverage. Mr. Capper will receive continued coverage for twenty-four months following termination. For Ms. Getz and Messrs. Wisniewski, Ferola and Broadway will receive continue coverage for twelve months following termination.

(3)                                     For Mr. Capper, his outstanding unvested equity awards will immediately accelerate and become fully vested upon a change in control, regardless of whether his employment with the Company terminates or not. For Ms. Getz and Messrs. Wisniewski, Ferola and Broadway, their outstanding unvested equity awards will accelerate only if their employment terminates following a change of control.

2017 Annual Meeting and Proxy Statement | 42

INDEPENDENT AUDITOR

Independent Auditor And Fees

Fees Paid to EY

The following table presents fees for audit and other services provided by EY for years 2016 and 2015. All of the services described in the following fee table were approved by the Audit Committee.

Type of Fee	2016	2015
Audit (1)	1,114,500	849,500
Audit Related (2)	175,029	43,500
Tax Services (3)	18,000	78,826
Total	1,307,529	971,826

(1) Audit fees were principally for services rendered for the audit and/or review of our consolidated financial statements.

(2) Audit-related fees were for professional services related to merger and acquisition due diligence and an audit of our Employee Benefit Plan.

(3) Tax Fees consist of fees billed in the indicated year for professional services performed by EY with respect to tax compliance, tax advice and tax planning.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. As part of this responsibility, the Audit Committee has established a policy to pre-approve audit and non-audit services provided by the independent registered public accounting firm. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. All of the independent registered public accounting firm’s fees set forth above were pre-approved.

Prior to engagement for the next year’s audit, management will submit a list of services and related fees expected to be rendered by the independent registered public accounting firm during that year for pre-approval by the Audit Committee. Those services fall within one of the four following categories:

Audit Fees include fees for audit work performed on the financial statements and internal control over financial reporting, and work that generally only the independent registered public accounting firm can reasonably be expected to provide, including statutory audits or financial audits for our subsidiaries or affiliates; periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents); and assistance in responding to SEC comment letters.

Audit-Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are traditionally performed by the independent registered public accounting firm, including due diligence related to potential business acquisitions/divestitures, special procedures required to meet certain regulatory requirements, as well as fees related to the filing of registration statements on Form S-8.

Tax Fees include fees for all services, except those specifically related to the audit of the financial statements, which are performed by the independent registered public accounting firm’s tax personnel and may include tax advice, tax analysis and compliance, and review of income and other tax returns.

All Other Fees are fees for those services not captured in any of the above three categories, including financial statement audits of employee benefit plans.

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INDEPENDENT AUDITOR

Audit Committee Report

The Audit Committee reviewed the Company’s financial-reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. EY, the Company’s independent registered public accounting firm for 2016, is responsible for expressing its opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and EY the audited financial statements for the year ended December 31, 2016, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and EY’s evaluation of the Company’s internal control over financial reporting.

The Audit Committee has discussed with EY the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended (AICPA, Professional Standards, Vol. I AU §380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. EY has provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with EY that firm’s independence from the Company.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2016 be included in the Company’s 2016 Form 10-K.

Audit Committee:

Anthony J. Conti, Chairman
Kirk E. Gorman
Robert J. Rubin, M.D.

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ITEMS TO BE VOTED ON

Items to Be Voted On

Proposal 1 — Election of Three Directors as Class I Directors

We are nominating Joseph H. Capper, Joseph A. Frick and Colin Hill for re-election to the Board at the 2017 Annual Meeting to serve for a three-year term and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. The names of our directors and nominees for director, their current positions and offices, tenure as a director and their qualifications are set forth below.

Each of the nominees are current directors on the Board, and each have been determined by our Board to be independent, other than Mr. Capper, our President and Chief Executive Officer, who is not an independent director by virtue of his employment with us. Our Nominating and Corporate Governance Committee reviewed the qualifications of each of the nominees and recommended to our Board that each nominee be submitted to a vote of our stockholders at the 2017 Annual Meeting. The Board approved the Nominating and Corporate Governance Committee’s recommendation at its meeting on March 13, 2017.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

Director Qualifications and Biographies

As a leading wireless medical technology company, we believe that our Board should include a mix of backgrounds and expertise that enhances the ability of the directors collectively to understand the issues facing us and to fulfill the Board’s and its committees’ responsibilities. Board members should have high standards of integrity and commitment, exhibit independence of judgment, be willing to ask hard questions of management and work well with others. Directors are expected to devote sufficient time to our affairs and be free of conflicts of interest, engage in constructive discussion with each other and management and demonstrate diligence and faithfulness in attending Board and committee meetings.

The Nominating and Corporate Governance Committee reviews annually with the Board the size and composition of the Board as a whole to determine the qualifications and areas of expertise needed to further enhance the composition of the Board. As a result of this process, the Nominating and Corporate Governance Committee has identified the following specific criteria as important for potential director candidates:

•                   senior-level executive leadership at public companies;

•                   leadership in the healthcare or public health fields;

•                   science or technology backgrounds; and

•                   financial expertise.

The Nominating and Corporate Governance Committee works with management and the other directors to attract candidates with those qualifications. The Nominating and Corporate Governance Committee strives to achieve a Board that reflects an appropriate balance and diversity of knowledge, experience, skills and expertise.

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ITEMS TO BE VOTED ON

Our Director Nominees

The Board unanimously recommends a vote FOR the election of

each of the Class I director nominees named below.

Joseph H. Capper

Age: 53 Director since 2010 Committees: None Class: I

Mr. Capper has been our President and Chief Executive Officer since 2010. Prior to joining us, Mr. Capper served as President, Chief Executive Officer and a member of the board of directors of Home Diagnostics, Inc. (NASDAQ:HDIX), a leading developer, manufacturer and marketer of diabetes management products, which he joined in 2009. Prior to joining Home Diagnostics, from 2002 to 2009, Mr. Capper was President and Chief Executive Officer of CCS Medical Inc., a private company that is a leading provider of medical supplies in diabetes, wound care, respiratory and other therapeutic categories.

Key Skills and Experience:

Mr. Capper brings an extensive amount of leadership and diverse experience having served as an executive for several public and private life science companies. Earlier in his career, Mr. Capper spent nine years with Bayer Corporation, ultimately becoming National Sales Director of the Diabetic Products Division. Mr. Capper also served in the U.S. Navy as a combat aviator and subsequently as a Congressional Liaison.

Other public company directorships in the last five years: 0

Joseph A. Frick

Age: 64 Director since 2013 Committees: Compensation and Talent Development Committee Class: I

Mr. Frick retired as President and Chief Executive Officer of Independence Blue Cross, the leading health insurer in the Philadelphia region, in 2010, after an 18 year career with the organization. He continues to serve on the company’s board of directors, is a member of the executive committee, and chairman of the strategic initiatives committee. Mr. Frick joined IBC in 1993, serving in various executive roles including Senior Vice President of Human Resources and Administration until his appointment as President and CEO in 2005. In addition to his continuing board role at IBC, Mr. Frick serves as a director of the publicly traded health care company, Triple S Management, domiciled in Puerto Rico. Mr. Frick also serves as a senior advisor to Diversified Search, a top ten national executive search firm. He joined the organization in 2011, serving as Executive Vice Chairman until 2016. Mr. Frick also serves as a member of the PNC Bank Regional Advisory Board and serves on the external advisory board of the Perelman School of Medicine at the University of Pennsylvania. A Stage 3 colon cancer survivor, Mr. Frick also chairs the board of the Colon Cancer Alliance and is actively involved in a number of cancer-related organizations, including CEO’s against Cancer.

Key Skills and Experience:

Given his diversified executive, board, and consulting experience in health care and related industry sectors, Mr. Frick brings a wealth of knowledge and broad expertise to our board.

Other public company directorships in the last five years: 1

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ITEMS TO BE VOTED ON

Colin Hill

Age: 44 Director since 2016 Committees: Compensation and Talent Development Committee Nominating and Corporate Governance Committee Class: I

Mr. Hill co-founded GNS Healthcare in 2000 and has served as Chairman and Chief Executive Officer since its inception.  He serves as Chairman of Via Science, a leading machine learning and simulation company focused on the Internet of Things, business intelligence, and security.  He was appointed in 2015 by Massachusetts Governor Charlie Baker to the Board of Directors of the Center for Health Information and Analysis.

Mr. Hill is also a founding Board member of Transforming Medicine: The Elizabeth Kauffmann Institute, a non-profit foundation dedicated to the advancement of personalized medicine.  Mr. Hill also was a founding member of the Board of Directors of AesRx, a biopharmaceutical company dedicated to the development of new treatments for sickle cell disease, which was acquired by Baxter International Inc. in 2014.  Mr. Hill was the founding chairman of O’Reilly Media’s Strata Rx in 2012, the first healthcare big data conference, and was the founding chairman of big data quantitative trading film Fina Technologies, for which he served from 2008 to 2011. In 2004, Mr. Hill was named to MIT Technology Review’s TR100 list of top 100 innovators in the world under age 35. Mr. Hill graduated from Virginia Tech with a degree in physics and earned Masters degrees in physics from both McGill University and Cornell University.

Key Skills and Experience:

As the founder of GNS Healthcare, Mr. Hill brings to the Board an extensive amount of experience within the nexus of technology and healthcare.

Other public company directorships in the last five years: 0

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ITEMS TO BE VOTED ON

Our Directors Continuing in Office Until the 2018 Annual Meeting

Anthony J. Conti

Age: 68 Director since 2012 Committees: Audit Committee Class: II

Mr. Conti is retired from his position as a Partner at PricewaterhouseCoopers. He joined Coopers and Lybrand in 1973 and served a wide range of technology, utility and health services clients. He held a number of leadership roles with Coopers and Lybrand, and later with PricewaterhouseCoopers, after its merger with Price Waterhouse in 1998. Mr. Conti serves as the Chairman of the Audit Committee for Ametek, Inc., an electronic instrument and electromechanical device company. He previously served as Chairman of the Board of the World Affairs Council of Philadelphia until December of 2011, and now serves as Chairman Emeritus. He also served as a Member of the Board and Executive Committee of the United Way of Southeastern Pennsylvania.

Key Skills and Experience:

Mr. Conti brings to the Board and the Audit Committee expertise in financial accounting, finance, strategy, risk management and human resources management with his over 35 years’ worth of experience at a public accounting firm. This expertise and experience makes Mr. Conti uniquely suited to be a member of our Board and our Audit Committee chairman.

Other public company directorships in the last five years: 1

Kirk E. Gorman

Age: 66 Director since 2008 Chairman since 2011 Committees: Audit Committee Class: II

Mr. Gorman retired in 2016 after having served as the Executive Vice President, Chief Financial Officer of Thomas Jefferson University, an academic medical center in Philadelphia. Mr. Gorman served as Executive Vice President and Chief Financial Officer of Jefferson Health System, a multi-hospital system in Philadelphia, Pennsylvania from September 2003 to June of 2014. Mr. Gorman has also been a member of the board of directors and Audit Committee of IASIS Healthcare LLC since February 2004. From April 1987 to March 2003, Mr. Gorman served as the Senior Vice President, Chief Financial Officer of Universal Health Services, Inc., a hospital management company and President, Chief Financial Officer and a member of the Board of Trustees of Universal Health Realty Income Trust, a real estate investment trust specializing in healthcare and human service related facilities. Mr. Gorman previously served on the board of directors of Health Management Associates, Care Investment Trust and VIASYS Healthcare, Inc.

Key Skills and Experience:

Mr. Gorman brings extensive financial knowledge and leadership in the healthcare field. His specific and ongoing healthcare related financial experience with reimbursement, tax, accounting, and financial and strategic planning is especially valuable to us. Mr. Gorman also brings significant public company board of director and audit committee experience.

Other public company directorships in the last five years: 1

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ITEMS TO BE VOTED ON

Our Directors Continuing in Office Until the 2019 Annual Meeting

Rebecca W. Rimel

Age: 65 Director since 2009 Committees: Compensation and Talent Development Committee Nominating and Corporate Governance Committee Class: III

Ms. Rimel has been President and Chief Executive Officer of The Pew Charitable Trusts since 1994. She joined The Pew Charitable Trusts in 1983 as Health Program Manager and served as Executive Director from 1988 through 1994. Ms. Rimel serves as a member of the Board of The Pew Charitable Trusts, and on the boards of directors of Deutsche Mutual Funds and Becton Dickenson & Company.

Key Skills and Experience:

Ms. Rimel brings to us a superior reputation for leadership and experience in the clinical, academic and business sectors of the healthcare industry. She has had, and continues to build, an exemplary career in public policy, nonprofit administration, advocacy and innovation related to the healthcare field. Ms. Rimel’s education and professional experience serves as a basis for her contributions, past and present, as a member of the board of directors for various public companies and nonprofit organizations.

Other public company directorships in the last five years: 1

Robert J. Rubin, M.D.

Age: 71 Director since 2007 Committees: Audit Committee Nominating and Corporate Governance Committee Class: III

Dr. Rubin has been a Distinguished Professor of Medicine at Georgetown University since 2012. Prior to that, he was a Clinical Professor of Medicine at Georgetown University from 1995 to 2012. Throughout his career, Dr. Rubin has also served as President of several healthcare consulting companies, as Medical Director of ValueRx, a pharmaceutical benefits company, as Assistant Secretary for Planning and Evaluation at the Department of Health and Human Services and as an Assistant Surgeon General in the United States Public Health Service. Dr. Rubin serves as a member of the board of directors of Soligenix, Inc.

Key Skills and Experience:

Dr. Rubin is a board certified nephrologist and internist and brings over 30 years of specific experience as a professor, policy maker, clinician and business professional dedicated to the medical profession. His specific experience with the United States Department of Health and Human Services and as Assistant Surgeon General is a unique and invaluable qualification, which lends insight into governmental practice, policy making and regulation. Dr. Rubin’s extensive and diverse background in education, government and business allows him to serve as a resource on a broad spectrum of matters.

Other public company directorships in the last five years: 1

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ITEMS TO BE VOTED ON

Proposal 2 — Advisory Vote on Executive Compensation

We are providing stockholders with an advisory vote on executive compensation, or Say on Pay, as required pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd- Frank Act”)

The Say on Pay vote is a non-binding vote on the compensation of our NEOs, as described in the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure set forth in this proxy statement.  The Dodd-Frank Act requires us to hold the Say on Pay vote at least once every three years. At our 2014 Annual Meeting of Stockholders, we held a Say on Pay vote and over 97.4%  of the votes present at the meeting and entitled to vote supported our executive compensation.

We encourage stockholders to review the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure on pages 17 to 43 of this proxy statement. As discussed in detail in the Compensation Discussion and Analysis, the compensation program for our NEOs is designed (i) to attract, motivate and retain our executives who are critical to our success, (ii) to reward achievement of short-term and long-term performance goals and (iii) to align the interests of our executives with those of our stockholders. We believe that our executive compensation program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executives to dedicate themselves fully to value creation for our stockholders. This balance is evidenced by the following:

•                  We seek to foster a pay-for-performance culture, with a major portion of executive compensation being “at risk”, meaning that such portion is tied to, and varies with, our financial, corporate and stock price performance, as well as individual performance.

•                  We provide a balance of short-term and long-term compensation; our annual cash incentive bonus plan rewards the annual attainment of financial and corporate performance objectives, while our equity grants vest our executives’ financial interests in the long-term appreciation of our common stock.

•                  We have stock ownership guidelines that promote continued alignment of our executives’ interests with those of our stockholders and discourage excessive risk taking for short-term gains.

•                  We review and implement our executive compensation programs within a strong corporate governance environment, including the engagement of an independent compensation consultant.

•                  We closely monitor the compensation programs and pay levels of executives from companies of similar size and complexity, so that we may ensure that our compensation programs are within the norm of a range of market practices.

On the basis of the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures in this proxy statement, we are requesting that our stockholders vote on the following resolution:

“RESOLVED, that, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement for our 2017 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure, is hereby approved.”

Although this Say on Pay vote is non-binding, the Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s compensation program and determination of future executive compensation arrangements.

The Board unanimously recommends a vote FOR adoption of the resolution approving the compensation of our named executive officers.

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ITEMS TO BE VOTED ON

Proposal 3 — Advisory Vote On The Frequency Of The Advisory Vote On Executive Compensation

The Dodd-Frank Act requires us to provide our stockholders with the opportunity to vote, on a nonbinding, advisory basis, for their preference as to whether future advisory votes on executive compensation should occur every one, two or three years, or Say on Frequency. You have the option to vote for any of the three options, or to abstain from casting a vote.

Our Board believes that a frequency of every year for the Say on Pay vote on executive compensation is the best approach for the Company and our stockholders. An annual advisory vote provides more frequent stockholder feedback to our Board and the Compensation Committee regarding our executive compensation programs and policies. Our Board and Compensation Committee intend to consider this advisory vote as part of the design of our executive compensation programs and communication of such programs to our stockholders.

Although this Say on Frequency vote is nonbinding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future Say on Pay votes.

The Board unanimously recommends a vote FOR

a frequency of “one year” for future non-binding stockholder votes on compensation of our named executive officers.

Proposal 4 — Approval of the BioTelemetry, Inc. 2017 Omnibus Incentive Plan

We believe that our long-term success is directly related to our ability to attract, motivate and retain highly talented individuals with outstanding ability and potential who are committed to continually improving financial performance, achieving profitable growth and enhancing stockholder value. Equity-based and performance-based compensation are key components of our total compensation package. We believe that the ability to grant these types of awards allows us to remain competitive in the marketplace and enables us to link compensation to performance, and to attract, motivate and retain quality talent dedicated to our long-term growth and success.

We are seeking stockholder approval of the BioTelemetry, Inc. 2017 Omnibus Incentive Plan (the “2017 OIP”) in order to (i) comply with NASDAQ Listing Rules requiring stockholder approval of equity compensation plans, (ii) satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code and the rules and regulations thereunder (collectively, “Section 162(m)”) so that the Compensation Committee may grant awards that are intended to meet the requirements of the performance-based compensation exception under Section 162(m), and (iii) allow us to continue to utilize cash and equity-based awards, including performance-based awards, to recruit, reward and retain employees and to further align the interests of our employees with those of our stockholders.

On March 13, 2017, upon the recommendation of the Compensation Committee, the Board approved the 2017 OIP, subject to stockholder approval at the 2017 Annual Meeting. If the 2017 OIP is approved by our stockholders, the 2017 OIP will become effective on May 11, 2017 (the “Effective Date”) and will supersede and replace, in its entirety, the 2008 Equity Incentive Plan (the “2008 EIP”). If the 2017 OIP is approved, no new grants of awards will be made under the 2008 EIP. However, any awards previously granted under the 2008 EIP will remain outstanding subject to the terms and conditions of the 2008 EIP.

2017 OIP Shares. If the 2017 OIP proposal is approved, the maximum number of shares of our common stock reserved for issuance under the 2017 OIP will be equal to the sum of (i) 3,000,000 plus (ii) the number of shares related to awards outstanding under the 2008 EIP as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares (collectively, the “2017 OIP Shares”).

Tax Deductibility of Performance-Based Compensation. By seeking stockholder approval of the 2017 OIP, we are also seeking approval of the performance measures and other material terms and conditions of the 2017 OIP for purposes of Section 162(m). Stockholder approval of such terms allows us to grant awards to our executive officers that are tax deductible. Section 162(m) limits

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ITEMS TO BE VOTED ON

the deductions a publicly-held company can claim for certain executive compensation paid in a given year to its chief executive officer and its three other most highly-compensated executive officers (other than its chief financial officer). An exemption from this limitation applies to “performance-based compensation” as defined in Section 162(m). The 2017 OIP gives the Compensation Committee the ability to set performance goals and grant awards based on achievement of those goals that are intended to qualify for the performance-based compensation exception under Section 162(m). Nothing in the 2017 OIP or this proxy statement is intended to guarantee that we will always seek to ensure that our compensation qualifies as performance-based compensation under Section 162(m).

Outstanding Awards. Our 2017 OIP, for which we are seeking stockholder approval, currently provides for 3,000,000 shares plus any shares underlying awards forfeited under the 2008 EIP after the Effective Date.  By comparison, there are currently 3,655,702 shares (inclusive of 2017 LTIP grants) available for issuance under the 2008 EIP, which is 655,702 more shares than would be available for issuance under the 2017 OIP if approved. In addition, if the 2017 OIP is not approved, the number of shares available for issuance under the 2008 EIP will be increased by the lesser of (i) 4% of the Company’s common shares outstanding as of December 31, 2017 or (ii) 1,500,000 pursuant to the evergreen provision under the plan. Upon approval of the 2017 OIP, no additional awards will be granted under the 2008 EIP.

Our 2016 burn rate — the number of shares granted in each fiscal year divided by the weighted shares of our common stock outstanding at fiscal year end — was 2.6%. Our 2015 burn rate was 3.4%.

Key Features of the 2017 OIP

We believe the 2017 OIP and our other related governance practices and policies contain provisions that are consistent with the interests of our stockholders and with our corporate governance practices.

No “evergreen” provision; ten-year term. Unlike the 2008 EIP, the 2017 OIP does not contain an “evergreen” or similar provision. Rather, the 2017 OIP fixes the number of shares available for future grants and does not provide for any increase based on increases in the number of outstanding shares of common stock. The 2017 OIP has a ten-year term from the Effective Date, subject to stockholder approval, unless terminated earlier by the Board, but awards granted under the 2017 OIP may remain outstanding beyond the termination date of the 2017 OIP.

No stock option/SAR repricing. The 2017 OIP does not permit the lowering of the exercise price of outstanding options or stock-appreciation rights (“SARs”), the exchange of outstanding options or SARs for options or SARs with lower exercise prices or the canceling of outstanding options or SARs with exercise prices above the current fair market value of shares in exchange for cash or other securities, without stockholder approval, except in the cases of certain corporate events described below.

Minimum vesting requirement. Equity-based awards are subject to a minimum of one year vesting period from the date of grant, unless the award was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became employees of our Company as a result of a merger, consolidation, acquisition or other corporate transaction involving our Company. Typically, our annual equity grants vest over approximately 3-4 years.

No reuse of certain shares. The 2017 OIP does not allow us to reuse for future awards, shares tendered or withheld to cover option exercise costs, settlement of a SAR or tax withholding obligations.

Clawback feature. The 2017 OIP contains a clawback feature that authorizes cancellation of awards, forfeiture of shares received upon settlement or exercise of an award and repayment of cash received in connection with any awards if a participant engages in any of the conduct discussed in the section entitled “Compensation Discussion and Analysis–Clawback Policy” of this proxy statement.

Dividend or dividend equivalents. The 2017 OIP specifically provides that dividend or dividend equivalents on awards are subject to the same vesting restrictions as the underlying awards.

Additional Information about the 2017 OIP

The following is a summary of the principal features of the 2017 OIP. This summary is not a complete description of all of the provisions of the 2017 OIP. The full text of the 2017 OIP is attached as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to that Appendix.

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ITEMS TO BE VOTED ON

General

The purpose of the 2017 OIP is to aid us in attracting, retaining, motivating and rewarding employees, consultants, directors and other selected service providers of the Company who contribute to the success of our Company, and to strengthen the mutuality of interests between these persons and our Company. The 2017 OIP is designed to enable us to grant cash and equity-based awards, including performance-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) (“Performance-Based Awards”).

Administration

The 2017 OIP will be administered by the Compensation Committee. As is currently the case with respect to the 2008 EIP, the Compensation Committee will have the authority to determine the individuals who may participate in the 2017 OIP and the terms and conditions of their awards, interpret the 2017 OIP, establish and revise rules and regulations relating to the 2017 OIP and make any other determinations it believes necessary or advisable for the administration of the 2017 OIP. The Compensation Committee may delegate the administration of the 2017 OIP to the Chief Executive Officer and/or other officers of the Company as it deems appropriate, except that no delegation may be made in the case of awards (i) made to directors of the Company, (ii) made to individuals who are subject to Section 16 of the Exchange Act, or (iii) intended to be qualified under Section 162(m).

Size of Share Pool; Shares Available

Our 2017 OIP, for which we are seeking stockholder approval, currently provides for 3,000,000 shares plus any shares underlying awards forfeited under the 2008 EIP after the Effective Date.  By comparison, there are currently 3,655,702 shares (inclusive of 2017 LTIP grants) available for issuance under the 2008 EIP, which is 655,702 more shares than would be available for issuance under the 2017 OIP if approved. In addition, if the 2017 OIP is not approved, the number of shares available for issuance under the 2008 EIP will be increased by the lesser of (i) 4% of the Company’s common shares outstanding as of December 31, 2017 or (ii) 1,500,000 pursuant to the evergreen provision under the plan. Upon approval of the 2017 OIP, no additional awards will be granted under the 2008 EIP.

The shares to be delivered under the 2017 OIP may be authorized but unissued shares of our common stock, treasury shares or any combination of the foregoing. The maximum number of shares available for grants of incentive stock options is 3,000,000. The closing price of a share of our common stock on the NASDAQ Stock Exchange on March 16, 2017 was $27.50.

Individual Limits under the 2017 OIP

An executive officer who is subject to the deductibility limitations of Section 162(m) may not be (i) granted Performance-Based Awards covering more than 1,500,000 shares during any calendar year (the “Annual Limit”) and (ii) paid more than $10,000,000 for any Performance-Based Awards with respect to any one-year performance period relating to such award.

The maximum number of shares that may be granted pursuant to options or SARs in a calendar year to any to any participant other than a non-employee director is 1,500,000 shares.

The maximum number of shares that may be covered by equity-based awards granted to a non-employee director in any calendar year, taken together with any cash fees paid to such non-employee director during the calendar year, shall not exceed $1,000,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

Shares Subject to Awards; Share Counting

Any shares underlying awards under the 2017 OIP that are forfeited, canceled, returned to the Company or expire may not be used for the future grant of awards under the 2017 OIP if such shares were (i) tendered by the participant or withheld by the Company to pay the exercise price of an option, (ii) not issued upon the net settlement or net exercise of a stock-settled SAR, (iii) tendered by the participant or withheld by the Company to pay the withholding taxes related to an award or (iv) purchased by the Company with proceeds from option exercises.

Eligibility

All employees of the Company and its affiliates, as well as the Company’s non-employee directors, consultants and advisers to the Company or its affiliates, as selected by the Compensation Committee, will be eligible to participate in the 2017 OIP (“participants”).

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ITEMS TO BE VOTED ON

As of the date of this proxy statement, there are approximately 1,100 employees and service providers of the Company and its affiliates and six non-employee directors of the Company who are eligible to participate in the 2017 OIP.

Prohibition on Repricing

The 2017 OIP does not permit the lowering of the exercise price of outstanding options or stock-appreciation rights, the exchange of outstanding options or SARs for options or SARs with lower exercise prices or the canceling of outstanding options or SARs with exercise prices above the current fair market value of shares in exchange for cash or other securities, without stockholder approval, except in the cases of certain corporate events described below.

Transferability

Unless otherwise provided in an award agreement, awards granted under the 2017 OIP may not be transferred except by will or the laws of descent and distribution. During the participant’s lifetime, any options or awards may be exercised only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative.

Certain Adjustments

In the event of any change in the number or kind of outstanding shares of common stock of the Company by reason of a merger, reorganization, recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock or similar corporate change, the Compensation Committee shall adjust the maximum aggregate number and type of shares with respect to which awards may be granted under the 2017 OIP and the individual and aggregate limits under the 2017 OIP. In the event of an increase or decrease in the number of issued shares of our common stock without payment or receipt of consideration by us, the Compensation Committee shall adjust outstanding awards as to the type of shares, number of shares and exercise price per share. In addition, in the event of certain corporate transactions, such as sale or merger of our Company, the Compensation Committee has the discretion to provide for the cancellation and cash-out of outstanding awards under the 2017 OIP, or to provide for the exchange of such outstanding awards and to make certain equitable adjustments.

Change in Control

Unless otherwise provided in an award agreement or another agreement with the participant, in the event of a change in control (as defined in the 2017 OIP) in which (i) the acquirer does not assume the outstanding awards under the 2017 OIP or (ii) the acquirer assumes the outstanding awards under the 2017 OIP and a participant’s employment is involuntarily terminated without cause (as defined in the 2017 OIP) or the participant terminates employment for good reason (as defined in the 2017 OIP), in either case, within the 12-month period following a change in control, performance awards will vest on a pro rata basis determined based on the portion of the applicable performance period that has elapsed through the date of the consummation of the change in control, as determined by the Compensation Committee in its sole discretion.

Generally, unless otherwise provided in an award agreement or another agreement with the participant, (i) if the acquirer does not assume the outstanding awards under the 2017 OIP, any unvested options and SARs will vest and become exerciseable fifteen (15) days prior to the scheduled consummation of the change in control and remain exercisable for such fifteen (day) period prior to consummation and (ii) if the acquirer assumes the outstanding awards under the 2017 OIP and a participant’s employment is involuntarily terminated without cause or the participant terminates employment for good reason, in either case, within the 12-month period following a change in control the restrictions, limitations and conditions on other awards will lapse and such awards will become fully vested.

Additionally, the Compensation Committee or Board may provide for awards to be cancelled in exchange for a cash payment in connection with a change in control.

Term, Amendment and Termination

The 2017 OIP has a ten-year term from the Effective Date, subject to stockholder approval, unless terminated earlier by the Board. Awards granted under the 2017 OIP prior to its termination may remain outstanding beyond the termination date of the 2017 OIP.

The Board may amend, suspend or terminate the 2017 OIP or amend, modify or supplement any award at any time, but may not, without prior approval of our stockholders:

•                                          reduce the exercise price of outstanding options or SARs;

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•                                          amend the option pricing provisions of the 2017 OIP;

•                                          amend the SAR pricing provisions of the 2017 OIP; or

•                                          take any other action that requires stockholder approval to comply with any applicable law.

Types of Awards

The types of awards that may be granted under the 2017 OIP include the following:

Stock options and SARs. A stock option is a right to purchase a specified number of shares of our common stock at an exercise price established at the date of grant. Options granted under the 2017 OIP may be either non-qualified stock options or incentive stock options intended to qualify under Section 422 of the Internal Revenue Code. The exercise price of any option may not be less than the fair market value of our shares on the date the option is granted and may be paid in cash or in any other manner as may be determined by the Compensation Committee. The term of any options under the 2017 OIP may not exceed 10 years from the date of grant. A SAR entitles the recipient to receive, upon surrender of the SAR, an amount of cash or number of shares of our common stock having a fair market value equal to the positive difference, if any, between the fair market value of one share of common stock on the date of exercise and the exercise price of the SAR (which exercise price shall not be less than the fair market value of our common stock on the date of grant). The Compensation Committee, or the Board with respect to the CEO, determines the terms and conditions of an award of options or SARs.

Restricted stock and restricted stock units. The Compensation Committee, or the Board with respect to the CEO, is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares that are subject to such risks of forfeiture and other restrictions as the Compensation Committee, or the Board with respect to the CEO, may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of the Company (including voting and dividend rights), unless otherwise determined by the Compensation Committee, or the Board with respect to the CE.  An award of restricted stock units confers upon a participant the right to receive shares or cash equal to the fair market value of the specified number of shares covered by the restricted stock units at the end of a specified period, subject to such risks of forfeiture and other restrictions as the Compensation Committee, or the Board with respect to the CEO, may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership.

Performance-based awards. The Compensation Committee, or the Board with respect to the CEO, may grant cash or equity-based awards to its executive officers that are intended to qualify as Performance-Based Awards. Performance-Based Awards vest or become exercisable upon the attainment of specific performance goals that are pre-established by the Compensation Committee, or the Board with respect to the CEO, and are related to one or more of the performance measures (described below) set forth in the 2017 OIP. Within 90 days after the beginning of the performance period with respect to any Performance-Based Award, or before 25% of the performance period has elapsed, the Compensation Committee, or the Board with respect to the CEO, will establish the performance goals for such performance period. Participants are only entitled to receive payment for a Performance-Based Award for any given performance period to the extent that such pre-established performance goals for such award are satisfied. In determining the amount payable with respect to any individual Performance-Based Award, the Compensation Committee, or the Board with respect to the CEO, may reduce (but not increase) the amount payable to a participant with respect to such award. The 2017 OIP also provides the Compensation Committee, or the Board with respect to the CEO, with the discretion to grant, modify and administer Performance-Based Awards that do not qualify as performance-based compensation under Section 162(m).

The pre-established performance goals on which the payment or vesting of Performance-Based Awards depends must relate to one or more of any combination of the following performance measures: (i) revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, cash flow or a combination of any or all of the foregoing; (ii) after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the level of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company either in absolute terms or as it relates to a profitability ratio including operating income or EBITDA; (iv) return on capital employed, return on assets, or return on invested capital; (v) after-tax or pre-tax return on stockholders’ equity; (vi) economic value added targets based on a cash flow return on investment formula; (vii) Stock price, including growth measures and total stockholder return; (viii) the market capitalization or enterprise value of the Company, either in amount or relative to industry peers; (x) the value of an investment in the Stock assuming the reinvestment of dividends; (xi) the achievement of operating margin targets or other measures of improving profitability; (xii) the filing of one or more new medical device application(s) (“510(k)”) or the clearance of one or more 510(k)(s) by the U.S. Food and Drug Administration; (xiii) the achievement of, or progress toward, a launch of one or more new products(s) or device(s); (xiv) the achievement of research and development milestones; (xv) the achievement of other strategic milestones including, without limitation, the achievement of specific synergy capture and cost savings realization relating to integrations and the successful creation or execution of a restructuring plan for

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a specific business or function; (xvi) the successful completion of clinical trial phases; (xvii) licensing or acquiring new products or product platforms; (xviii) acquisition or divestiture of products or business; (xix) the entering into new, or exiting from existing, geographic markets or industry segments; or (xx) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

The performance measures listed above may relate to the performance of the Company (or that of an affiliate, business unit or division of the Company) and may be expressed as an amount, as an increase or decrease over a specified period, or as a relative comparison to the performance of other companies or a published or special index.

The measurement of the performance measures may include or exclude any of the following events that occur during a performance period: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating, or non-recurring items and items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) impact of shares of Stock purchased through share repurchase programs; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense.

For all awards granted under the 2017 OIP that are subject to performance conditions but are not intended to qualify as performance-based compensation under Section 162(m), performance goals may be based on one or more of the above performance measures or any other criteria that the Compensation Committee, or the Board with respect to the CEO, deems appropriate.

Federal Income Tax Consequences

The following is a summary of the effect of U.S. federal income taxation on the participants in the 2017 OIP and the Company. This summary does not discuss the income tax laws of any other jurisdiction (including state or local jurisdictions) in which the participant may reside or be subject to tax.

General

The 2017 OIP is not qualified under the provisions of section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Non-qualified Stock Options.

A non-qualified stock option generally is not taxable at the time it is granted under the 2017 OIP.  On exercise of a non-qualified stock option granted under the 2017 OIP, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for shares on exercise of an option by delivering shares, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them.  The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash.  If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered.  The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

Under the Internal Revenue Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option

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was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price.  If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale.  If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an incentive stock option by delivering shares acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares.  This rule prevents “pyramiding” or the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised.  If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share.  If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year.  In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period.  However, if there is a Disqualifying Disposition of a share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares.  If, however, the shares are not vested when they are received under the 2017 OIP (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient in exchange for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as awards will be the amount paid for the shares plus any ordinary income recognized either when the shares are received or when the shares become vested.  Upon the disposition of any shares received as an award under the 2017 OIP, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

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Stock Appreciation Rights.

The Company may grant SARs separate from any other award (“Stand-Alone SARs”), or Tandem SARs, under the 2017 OIP.  Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.  If the recipient receives the appreciation inherent in the SARs in shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the shares on the day they are received over any amounts paid by the recipient for the shares.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs.  If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs.  Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Section 162 Limitations.

Section 162(m) generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it.  We intend that awards granted to participants under the 2017 OIP whom the Compensation Committee expects to be covered employees at the time a deduction arises in connection with such awards, may, if and to the extent so intended by the Compensation Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million.  However, the Compensation Committee may, in its discretion, grant awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m).  In addition, future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the 2017 OIP will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Section 409A of the Code

The 2017 OIP is intended to comply with Section 409A of the Internal Revenue Code to the extent that such section would apply to any award under the 2017 OIP. Section 409A of the Internal Revenue Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Internal Revenue Code, and does not comply with Section 409A of the Internal Revenue Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Internal Revenue Code) on the value of the award.

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

The grant and exercise or settlement of options and awards under the 2017 OIP to non-employee directors and to employees outside the United States may be taxed (including income and/or employment taxes) on a different basis.

New Plan Benefits

Future benefits under the 2017 OIP generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable.  The closing price of our common stock on the NASDAQ Stock Exchange on March 16, 2017 was $27.50.

The table below shows, as to the Company’s named executive officers and the various indicated individuals and groups, the awards granted in the first quarter of 2017 pursuant to the Company’s LTIP.

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Name and Position	Dollar Value ($)	Number of units (#)(1)
Joseph H. Capper, President and Chief Executive Officer	1,113,070	73,008
Heather C. Getz, Senior Vice President and Chief Financial Officer	258,750	16,973
Daniel Wisniewski, Senior Vice President, Operations	163,250	10,709
Peter Ferola, Senior Vice President and General Counsel	158,250	10,381
Fred (Andy) Broadway III, Senior Vice President, Sales and Marketing	145,500	9,545
All current executive officers as a group	1,838,820	120,622
All current non-executive directors as a group	— (2)	— (2)
All current non-executive employees as a group	1,272,161	83,449

(1)          Includes stock options and restricted stock units.

(2)          Non-executive director equity grants are determined in May of each year and are therefore currently undeterminable.

The following table includes information as of December 31, 2016, about certain plans which provide for the issuance of common stock in connection with the exercise of stock options and other share-based awards.

Plans	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)
	(a)		(b)		(c)
2008 Equity Incentive Plan	4,493,775	(1)	8.11	(2)	2,637,019
Employee Stock Purchase Plan	-		-		625,176
Total	4,493,775		8.11		3,262,195

  _______________

(1)          Includes 3,568,434 stock options, 592,349 restricted stock units, 132,992 performance stock units and 200,000 performance stock options.

(2)          Weighted-average exercise price of outstanding options excludes restricted stock units, performance stock units and performance stock options for which the performance condition has not been met.

Required Vote

A majority of the votes of the shares present in person or represented by proxy and entitled to vote will be required to approve the 2017 OIP.

The Board unanimously recommends a vote FOR approval of the BioTelemetry, Inc. 2017 Omnibus Incentive Plan.

Proposal 5 — Approval of the BioTelemetry, Inc. 2017 Employee Stock Purchase Plan

On March 13, 2017, upon the recommendation of the Compensation Committee, the Board approved the BioTelemetry, Inc. 2017 Employee Stock Purchase Plan (the “2017 ESPP”), subject to stockholder approval at the 2017 Annual Meeting.

The purpose of the 2017 ESPP is (i) to provide eligible employees of the Company and any subsidiary or affiliate that has been designated by the administrator to participate in the plan (“Participating Companies”) and who wish to become stockholders of the Company a convenient method of doing so, (ii) to encourage employees to work in the best interests of the Company’s stockholders,

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(iii) to support recruitment and retention of qualified employees, and (iv) to provide employees an advantageous means of accumulating long-term investments.  It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company.

The 2017 ESPP includes a sub-plan (the “Statutory Plan”) designed to permit offerings of grants to employees of certain designated subsidiaries where such offerings are intended to satisfy the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”) and also separate sub-plans (the “Non-Statutory Plans”) which permit offerings of grants to employees of certain designated subsidiaries and affiliates which are not intended to satisfy the requirements of Section 423 of the Code.  The administrator of the 2017 ESPP is authorized to make changes to the features of the 2017 ESPP as may be necessary or appropriate to achieve a desired tax treatment in any foreign jurisdiction or to comply with the laws applicable to any subsidiaries or affiliates.

The following is a summary of the principal features of the 2017 ESPP. This summary is not a complete description of all of the provisions of the 2017 ESPP. The full text of the 2017 ESPP is attached as Appendix B to this Proxy Statement, and the following description is qualified in its entirety by reference to that Appendix.

Administration

The 2017 ESPP will be administered by the Compensation Committee. Subject to the provisions of the 2017 ESPP, the administrator of the 2017 ESPP has full authority and discretion to adopt, administer and interpret such rules and regulations as it deems necessary to administer the 2017 ESPP, and its decisions are final and binding upon all participants.  In all cases, the 2017 ESPP is required to be administered in such a manner so as to comply with applicable requirements of Rule 16b-3 of the Exchange Act and Section 423 of the Code.

Participation

Employees of Participating Companies may participate in the 2017 ESPP.  However, employees of a Participating Company who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) shall not be eligible to participate in the Statutory Plan if: (i) the grant of an option under the 2017 ESPP to such employee is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of such foreign jurisdiction would cause the Statutory Plan to violate the requirements of Section 423 of the Code. Eligible employees may become participants in the 2017 ESPP by completing and submitting an enrollment agreement with us.

As of the date of this proxy statement, there are approximately 1,100 persons who will be eligible to participate in the 2017 ESPP.

Shares Available for Issuance

500,000 shares of common stock will be reserved for issuance under the 2017 ESPP.

Offerings

The Compensation Committee may from time to time grant or provide for the right to subscribe for shares of common stock under the plan to employees (consisting of one or more purchase dates) on an offering date or offering dates selected by the Compensation Committee. The Compensation Committee may establish (i) different terms for one or more offerings and (ii) different commencing and ending dates for such offerings; provided, however, that in no event shall any offering exceed 27 months. In the event the first or the last day of an offering is not a regular business day, then the first day of the offering shall be deemed to be the next regular business day and the last day of the offering shall be deemed to be the last preceding regular business day.

Payroll Deductions, Purchase Price and Shares Purchased

An employee must authorize a payroll deduction before the start of an offering in order to participate in that offering. Participants must elect a payroll deduction amount, which must be a flat amount, a percentage or a combination of both, but which shall not exceed $21,250 for a calendar year. A participant may not change his or her payroll deductions at any time during an offering period, but may withdraw from an offering at any time. All payroll deductions made for a participant are credited to his or her account under the plan and deposited with our general funds.

On each purchase date during an offering, an employee will be deemed to have exercised the option to purchase as many shares as the employee’s payroll deduction will allow at the option price, up to 12,500 shares in any single offering. The purchase price is equal to

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eighty five percent (85%) of the lesser of (i) the market value of the shares on the offering date of such offering and (ii) the market value of the shares on the purchase date of such offering. The closing price of our common stock, as reported on the Nasdaq Stock Market on March 16, 2017, was $27.50 per share. No employee will be permitted to purchase any shares under the Statutory Plan (i) if such employee, immediately after such purchase, owns shares possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiary corporations or (ii) to the extent that his or her rights to purchase stock under all of the Company’s employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such purchase right is granted) for each calendar year in which the purchase right is outstanding.

Withdrawal and Termination of Employment

An employee may withdraw from an offering, in whole but not in part, at any time during the offering for which such withdrawal is to be effective, or by any other date specified by the administrator of the 2017 ESPP for a future offering. Upon withdrawal, the amount in the employee’s account will be refunded. An employee who has withdrawn from or suspended participation in an offering may not participate again in that same offering. In order to participate in a subsequent offering, the participant must re-enroll in the 2017 ESPP in accordance with the 2017 ESPP’s enrollment procedures. Upon termination of employment for any reason, the employee’s participation in the ESPP will immediately terminate and the payroll deductions credited to the employee’s account will be returned to him or her and such employee’s option will automatically terminate.

Restrictions on Transfer; No Stockholder Rights

No participant is permitted to sell, assign, transfer, pledge, encumber or otherwise dispose of either the payroll deductions credited to his or her account or an option or any rights granted under the 2017 ESPP other than by will or the laws of descent and distribution. During the participant’s lifetime, only the participant can make decisions regarding the participation in or withdrawal from an offering under the 2017 ESPP. A participant does not have any interest or voting rights in shares covered by his or her option until the option has been exercised.

Duration, Termination, and Amendment of the Plan

The 2017 ESPP will continue in effect for ten years after the date of its adoption by the Board. Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the 2017 ESPP. However, no amendment may (i) change any option in a way that adversely affects the rights of the holder of the option, (ii) cause rights issued under the 2017 ESPP to fail to meet the requirements for employee stock purchase plans under Section 423 of the Code in any way or (iii) cause the 2017 ESPP to fail to comply with Rule 16b-3 of the Exchange Act. During any period of suspension or upon termination of the 2017 ESPP, no options shall be granted.

Effect of Certain Corporate Events

The 2017 ESPP provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits or stock dividends.

Under circumstances of our dissolution or liquidation, the offering period in progress will terminate immediately prior to the consummation of such proposed action, unless the Compensation Committee determines otherwise.

In the event of a merger or a sale of all or substantially all of our assets, each option under the plan will be assumed or an equivalent option will be substituted by the successor corporation, unless the Compensation Committee accelerates the date on which the options may be exercised.

New Plan Benefits

The amounts of future purchases under the 2017 ESPP are not determinable because participation is voluntary, participation levels depend on each participant’s elections and the restrictions of Code Section 423 and the 2017 ESPP, and the per-share purchase price depends on the future value of our common stock.

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Federal Income Tax Effects

The following discussion is a summary of the general U.S. federal income tax rules applicable to purchases offered by the Company and certain of its designated subsidiaries under the 2017 ESPP offerings that are intended to comply with Section 423 of the Code. Employees should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.  The 2017 ESPP and the right of participants to make purchases under it are intended to qualify under the provisions of Code Sections 421 and 423. Under those provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. However, a participant may become liable for tax upon dispositions of shares acquired under the 2017 ESPP, and the tax consequences will depend on how long a participant has held the shares prior to disposition.  If the shares are disposed of (i) more than two years after the date of the beginning of the offering period and (ii) more than one year after the stock is purchased in accordance with the 2017 ESPP (or if the employee dies while holding the shares), the following tax consequences will apply. The lesser of (i) the excess of fair market value of the shares at the time of such disposition over the purchase price of the shares (the “option price”), or (ii) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the offering date) will be taxed as ordinary income to the participant.  Any further gain upon disposition generally will be taxed at long-term capital gain rates. If the shares are sold and the sales price is less than the option price, there is no ordinary income and the participant has a long-term capital loss equal to the difference. If an employee holds the shares for the holding periods described above, no deduction in respect of the disposition of such shares will be allowed to the Company.

If the shares are sold or disposed of (including by way of gift) before the expiration of either the two year or the one year holding periods described above, the following tax consequences will apply.  The amount by which the fair market value of the shares on the date the option is exercised (which is the last business day of the offering period and which is hereafter referred to as the “termination date”) exceeds the option price will be taxed as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made.  The balance of any gain will be taxed as capital gain and will qualify for long-term capital gain treatment if the shares have been held for more than one year following the exercise of the option. If the shares are sold for an amount that is less than their fair market value as of the termination date, the participant recognizes ordinary income equal to the excess of the fair market value of the shares on the termination date over the option price, and the participant may recognize a capital loss equal to the difference between the sales price and the value of such shares on the termination date. The Company, in the event of an early disposition, will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the disposing employee. Currently, the Company is not required to withhold employment or income taxes upon the exercise of options under plans qualifying under Code Sections 421 and 423.

Required Vote

A majority of the votes of the shares present in person or represented by proxy and entitled to vote will be required to approve the 2017 ESPP.

The Board unanimously recommends a vote FOR approval of the BioTelemetry, Inc. 2017 Employee Stock Purchase Plan.

Proposal 6 — Adoption of Majority Vote Standard For Election of Directors

Currently, Article III, Section 8 of our bylaws (the “Bylaws”) provide for the election of directors by a plurality voting standard. After due consideration, our Board has determined that it is advisable and in the Company’s best interests and in the best interests of our stockholders to amend our Bylaws to eliminate this plurality voting standard and to adopt a majority voting standard in uncontested elections of directors. On March 13, 2017, our Board adopted resolutions approving the proposed amendment to our Bylaws in substantially the form attached hereto as Appendix C (the “Bylaws Amendment”). At that time, our Board declared the proposed Bylaws Amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed Bylaws Amendment for approval by our stockholders.

Rationale and Background

Under our current plurality voting policy, director candidates in uncontested elections who receive the greatest number of votes cast in their favor at a stockholder meeting are elected to the Board, up to the maximum number of directorships to be filled at that meeting. As a result, under this plurality voting policy in an uncontested election, it is possible that a director candidate might be elected or

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ITEMS TO BE VOTED ON

reelected to the Board so long as a single vote is cast in favor of his or her election, regardless of the number of stockholders who might not be satisfied with his or her qualifications or performance.

Over the past several years, many companies have eliminated plurality voting in uncontested elections and adopted “majority voting” bylaws or standards that provide stockholders with more influence over the outcome of uncontested director elections. Consistent with the Board’s intent to increase each director’s accountability to the stockholders and give the stockholders a meaningful means to contribute to our corporate governance, the Board believes it is in the best interests of the Company and its stockholders to amend the Company’s Bylaws to provide for majority voting in uncontested director elections. Majority voting provides stockholders with more influence over the outcome of uncontested director elections and a more direct means to voice dissatisfaction with a director’s performance.

If the Bylaws Amendment is approved at the Annual Meeting, a majority of the votes of the shares present in person or represented by proxy and entitled to vote in director elections will be required for election of directors beginning in 2018. Stockholders will also be entitled to abstain with respect to the election of a director. Abstentions will have the effect of voting “Against” a director nominee.

As a result of this proposal, no changes will be made to the current voting policy in the case of contested director elections and, as such, plurality voting will remain in place for such elections in that context.

Required Vote

The affirmative vote of the holders of at least at least 66 2/3% of our outstanding stock will be required to approve the Bylaws Amendment.

The Board unanimously recommends a vote FOR the Bylaws Amendment.

Proposal 7 — Elimination of the Super-Majority Voting Requirement Relating to the Adoption, Amendment or Repeal of any Provision of our Bylaws

Currently, Article V.E. of our certificate of incorporation (the “Charter”) requires the affirmative vote of holders of at least 66 2/3 % of our outstanding stock to adopt, amend or repeal any provision of our Bylaws. After due consideration, our Board has determined that it is advisable and in the Company’s best interests and in the best interests of our stockholders to amend our Charter to eliminate this supermajority stockholder vote requirement. On March 13, 2017, our Board adopted resolutions approving the proposed certificate of amendment of our Charter in substantially the form attached hereto as Appendix D (the “Charter Amendment”). At that time, our Board declared the proposed Charter Amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed Charter Amendment for approval by our stockholders. If the proposed Charter Amendment is approved, our Bylaws may be amended by a simple majority of the voting power of our outstanding stock.

Rationale and Background

Supermajority voting requirements are intended to facilitate corporate governance stability by requiring broad stockholder consensus to effect certain changes. However, as corporate governance standards have evolved, many investors and commentators now view these provisions as limiting a board’s accountability to stockholders and the ability of stockholders to effectively participate in corporate governance.

The proposed Charter Amendment is a result of our Board’s ongoing review of our corporate governance principles and consideration of recent trends among leading companies with respect to such provisions. Our Board is committed to good corporate governance and has carefully considered the advantages and disadvantages of supermajority voting provisions.

In the past, our Board has determined that maintaining supermajority voting provisions was in the best interests of the Company and its stockholders. Specifically, the Board believes that (1) fundamental corporate changes should require broad consensus among stockholders and (2) the supermajority vote provisions provide protection against unfair, potentially abusive takeover attempts by encouraging acquirers to negotiate directly with the Board, ensuring that the Board can negotiate fair and adequate offers that maximize value for our stockholders and protect against abusive or coercive takeover tactics.

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ITEMS TO BE VOTED ON

However, the Board believes that eliminating the supermajority voting requirement for stockholders with respect to amendments to our Bylaws strikes an appropriate balance between enhancing accountability to stockholders and preserving the protections to our stockholders. Removing the supermajority voting requirements for stockholders on this matter will enhance the accountability of our Board to our stockholders and eliminate the ability of a minority of stockholders to frustrate future amendments to our Bylaws that the Board may recommend and a majority vote of stockholders may support. After weighing these factors, the Board determined that eliminating the supermajority vote requirement with respect to amendments to our Bylaws would be in the best interests of the Company and its stockholders.

Conforming Change to the Bylaws

Our Bylaws also currently include a conforming supermajority stockholder vote requirement with respect to amendments to the Bylaws. Conditional upon approval by the stockholders of the proposed Charter Amendment and the filing of the Charter Amendment with the Secretary of State of the State of Delaware, our Board has approved an amendment in substantially the form attached hereto as Appendix C to Article XIII, Section 45 of our Bylaws to eliminate the supermajority stockholder vote requirement with respect to amendments to the Bylaws. The effectiveness of the foregoing amendment to the Bylaws is conditioned upon, and would only take effect concurrently with, the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

Required Vote

The affirmative vote of the holders of at least at least 66 2/3 % of our outstanding stock will be required to approve the Charter Amendment.

The Board unanimously recommends a vote FOR the Charter Amendment.

Proposal 8 — Ratification of Appointment of Independent Registered Public Accounting Firm for 2017

The Audit Committee has appointed EY as our independent registered public accounting firm for 2017. EY has been retained as our independent registered public accounting firm since 2007. EY reports directly to the Audit Committee. In selecting EY as our independent registered public accounting firm for 2017, the Audit Committee evaluated EY’s performance with respect to fiscal year 2016. In conducting its annual evaluation, the Audit Committee considered matters such as EY’s independence (including the extent of non-audit services and fees), technical expertise, industry knowledge, discussion with and the performance of the lead audit partner, the audit team assigned to our account and the overall strength and reputation of the firm.

Although stockholder approval for this appointment is not required, the Audit Committee and our Board are submitting the selection of EY for ratification to obtain the views of stockholders and as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will reconsider whether or not to retain EY. Representatives of EY will be present at the 2017 Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

Required Vote

A majority of the votes of the shares present in person or represented by proxy and entitled to vote will be required to ratify the appointment of EY as our independent registered public accounting firm for 2017.

The Board unanimously recommends a vote FOR the ratification of the appointment of EY as our independent registered public accounting firm for 2017.

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OTHER INFORMATION

Other Information

Stock Ownership

Based on a review of filings with the SEC, we have determined that the persons listed in the following table hold more than 5% of the outstanding shares of our common stock. Applicable percentages are based on 28,569,022 shares outstanding on February 28, 2017, adjusted as required by rules promulgated by the SEC.

Name and Address of Beneficial Owner	Shares	Percent of Class
BlackRock , Inc. 55 East 52nd Street New York, NY 10022	3,312,870	11.6%
The Vanguard Group 100 Vanguard Blvd. Malver, PA 19355	1,499,736	5.2%
DimensionalFund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	1,443,399	5.1%

The following table shows the number of shares of our common stock beneficially owned as of  February 28, 2017, by each of our directors, each NEO and all current directors and executive officers as a group. Applicable percentages are based on 28,569,022 shares outstanding on February 28, 2017, adjusted as required by rules promulgated by the SEC.

Name	Common Stock	Options Exercisable Within 60 Days	Percent of Class

Robert J. Rubin, M.D.	164,354	28,489	*
Kirk E. Gorman	163,003	27,286	*
Rebecca W. Rimel	103,706	9,338	*
Anthony J. Conti	91,889	—	*
Joseph Frick	44,391	—	*
Colin Hill	7,782	—	*
Joseph H. Capper	154,787	1,275,451	4.8%
Heather C. Getz, CPA	34,916	251,999	*
Daniel Wisniewski	23,256	202,235	*
Peter Ferola	20,394	148,647	*
Fred (Andy) Broadway III	21,232	164,880	*
All directors and executive officers as a group (11 persons)	829,710	2,108,325	9.6%

* Less than one percent of outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to us and representatives of these persons, we believe that all Section 16(a) filing requirements applicable to directors, executive officers and greater than 10% stockholders were complied with on a timely basis for the year ended December 31, 2016.

2016 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2016 are included in our 2016 Annual Report, which accompanies this proxy statement. Our Annual Report and this proxy statement are posted on our website at www.gobio.com and are available from the SEC at its website at www.sec.gov. If you do not have access to the Internet or wish to receive additional copies of our 2016 Annual

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OTHER INFORMATION

Report, you may request copies of it or any exhibits thereto without charge by writing to our Corporate Secretary at BioTelemetry, Inc., 1000 Cedar Hollow Road, Suite 102, Malvern, PA 19355.

2018 Stockholder Proposals or Nominations

Under SEC rules, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at the 2018 Annual Meeting, the proposal must be received by us at our principal executive offices by November 27, 2017 and comply with the procedures of Rule 14a-8 under the Exchange Act.

The proposal should be sent to the attention of the Corporate Secretary in writing: BioTelemetry, Inc., 1000 Cedar Hollow Road, Suite 102, Malvern, PA 19355; or by telephone: (610) 729-0212.

Our Bylaws contain procedures that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. Nominations for director nominees or an item of business to be conducted must be submitted in writing to our Corporate Secretary at our executive offices and should be mailed by certified mail, return receipt requested. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2018 Annual Meeting between January 11, 2018 and February 10, 2018. If, however, the date of the annual meeting is advanced more than thirty days prior to or delayed by more than thirty days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

The nomination must contain information about the nominees as specified in our Bylaws. The notice must include information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements related to our shares.

Except as otherwise required by law, the Chairman of the meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with our Bylaws. You may obtain a copy of our Bylaws by contacting our Corporate Secretary at BioTelemetry, Inc., 1000 Cedar Hollow Road, Suite 102, Malvern, PA 19355.

Other Matters

Management is not aware of any other matters that will be presented at the 2017 Annual Meeting other than the matters set forth in the Notice. However, if any other matter that requires a vote is properly presented at the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

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Appendix A

BioTelemetry, Inc. 2017 Omnibus Incentive Plan

BIOTELEMETRY, INC.

2017 OMNIBUS INCENTIVE PLAN

i

ii

iii

BIOTELMETRY, INC.

2017 OMNIBUS INCENTIVE PLAN

1.                                     PURPOSE

The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its shareholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel.  To this end, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Unrestricted Stock, Dividend Equivalent Rights, Performance Shares and other Performance-Based Awards, Other Equity-Based Awards, and cash bonus awards.  Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan.  Options granted under the Plan may be Non-qualified Stock Options or Incentive Stock Options, as provided herein.

As of the Effective Date of this Plan, the Prior Plans shall terminate and no future Awards shall be granted thereunder.  The Prior Plans shall remain in existence solely with respect to Awards that were granted thereunder and remain outstanding as of the Effective Date.

2.                                     DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

2.1        “Affiliate” shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.  For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a Controlling Interest in such entity.

2.2        “Applicable Laws” shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

2.3        “Award” shall mean a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.4        “Award Agreement” shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

2.5        “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.6        “Benefit Arrangement” shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.

2.7        “Board” shall mean the Board of Directors of the Company.

2.8        “Cause” shall have the meaning set forth in the Grantee’s employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, “Cause” shall mean, unless otherwise specified in the Award Agreement: (a) conviction of any felony or indictable offense (other than one related to a vehicular offense) or other criminal act involving fraud; (b) willful misconduct that results in a material economic detriment to the Company; (c) material violation of Company policies and directives, which is not cured after written notice and an opportunity for cure; (d) continued refusal by the Grantee to perform the Grantee’s duties after written notice identifying the deficiencies and an opportunity for cure; (e) a material violation by the Grantee of any material covenants to the Company and (f) such other actions constituting cause under applicable common law.  No action or inaction shall be deemed willful if not demonstrably willful and if taken or not taken by the Grantee in good faith and with the understanding that such action or inaction was not adverse to the best interests of the Company. Reference in this definition to the Company shall also include direct and indirect Subsidiaries of the Company, and materiality shall be measured based on the action or inaction and the impact upon the Company taken as a whole.  Any determination by the Committee regarding whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.

2.9        “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.

2.10      “Change in Control” shall mean, subject to Section 18.11, the occurrence of any of the following:

(a)        the acquisition (other than from the Company), by any person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities;

(b)       the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall be considered as a member of the Incumbent Board;

(c)        the closing of a merger or similar business combination (each, an “Business Combination”) involving the Company if (i) the shareholders of the Company, immediately before such Business Combination, do not, as a result of such Business Combination, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such Business Combination in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such Business Combination or (ii) immediately following the Business Combination, the individuals who comprised the Board immediately prior thereto do not constitute at least a majority of the board of directors of the entity resulting from such Business Combination (or, if the entity resulting from such Business Combination is then a subsidiary, the ultimate parent thereof); or

(d)        a complete liquidation or dissolution of the Company or the closing of an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of shares in the Company immediately prior to such acquisition.

2.11      “Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto.  References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

2.12      “Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.13      “Company” shall mean BioTelemetry, Inc. and any successor thereto.

2.14      “Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.15      “Covered Employee” shall mean a Grantee who is, or could become, a “covered employee” within the meaning of Code Section 162(m)(3).

2.16      “Deferred Stock Unit” shall mean a Restricted Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.

2.17      “Disability” shall mean, unless otherwise provided in an Award Agreement, that the Grantee is (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve

(12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company; provided, that, if applicable to the Award, “Disability” shall be determined in a manner consistent with Section 409A of the Code.

2.18      “Disqualified Individual” shall have the meaning set forth in Code Section 280G(c).

2.19      “Dividend Equivalent Right” shall mean a right, granted to a Grantee pursuant to Article 12, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date.

2.20      “Effective Date” shall mean May 11, 2017, subject to approval of the Plan by the Company’s shareholders on such date, the Plan having been approved by the Board on March 13, 2017.

2.21      “Employee” shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.22      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.23      “Fair Market Value” shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:

(a)        If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination).  If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)        If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.23 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value shall be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights, as described in Section 14.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

2.24      “Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.25      “Good Reason” shall have the meaning set forth in the Grantee’s employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, “Good Reason” shall mean, unless otherwise specified in the Award Agreement, the occurrence of any of the events or conditions described in clauses (a) and (b) immediately below which are not cured by the Company (if susceptible to cure by the Company) within thirty (30) days after the Company has received written notice from the Grantee which notice must be provided by the Grantee within ninety (90) days of the initial existence of the event or condition constituting Good Reason specifying the particular events or conditions which constitute Good Reason and the specific cure requested by the Grantee: (a) any material reduction in the Grantee’s duties or responsibilities as in effect immediately prior thereto; provided that diminution of responsibility shall not include any such diminution resulting from a promotion, death or Disability, the termination of the Grantee’s employment for Cause, or the Grantee’s termination of employment other than for Good Reason; and (b) any reduction in the Grantee’s base salary or target bonus opportunity which is not comparable to reductions in the base salary or target bonus opportunity of other similarly-situated employees at the Company.

2.26      “Grant Date” shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Article 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.27      “Grantee” shall mean a Person who receives or holds an Award under the Plan.

2.28      “Incentive Stock Option” shall mean an “incentive stock option” within the meaning of Code Section 422.

2.29      “Non-qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.30      “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

2.31      “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

2.32      “Option” shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.

2.33      “Option Price” shall mean the per share exercise price for shares of Stock subject to an Option.

2.34      “Other Agreement” shall mean any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G and/or Code Section 4999.

2.35      “Other Equity-Based Award” shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, or a Performance Share.

2.36      “Outside Director” shall have the meaning set forth in Code Section 162(m)(4)(C)(i).

2.37      “Parachute Payment” shall mean a “parachute payment” within the meaning of Code Section 280G(b)(2).

2.38      “Performance-Based Award” shall mean an Award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Other Equity-Based Awards, or cash made subject to the achievement of performance goals (as provided in Article 13) over a Performance Period specified by the Committee.

2.39      “Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for Qualified Performance-Based Compensation paid to Covered Employees.  Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for Qualified Performance-Based Compensation does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.40      “Performance Measures” shall mean measures as specified in Section 13.6.4 on which the performance goal or goals under Performance-Based Awards are based and which are approved by the Company’s shareholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.41      “Performance Period” shall mean the period of time, up to ten (10) years, during or over which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.42      “Performance Shares” shall mean a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, made subject to the achievement of performance goals (as provided in Article 13) over a Performance Period.

2.43      “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Section 2.10(a), Section 2.10(c) and Section 2.10(d), Person shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

2.44      “Plan” shall mean this BioTelemetry, Inc. 2017 Omnibus Incentive Plan, as amended from time to time.

2.45      “Prior Plans” shall mean the BioTelemetry, Inc. 2008 Equity Incentive Plan, as amended from time to time.

2.46      “Qualified Performance-Based Compensation” shall have the meaning set forth in Code Section 162(m).

2.47      “Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is subject to restrictions.

2.48      “Restricted Stock” shall mean shares of Stock awarded to a Grantee pursuant to Article 10.

2.49      “Restricted Stock Unit” shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

2.50      “SAR Price” shall mean the per share exercise price of a SAR.

2.51      “Securities Act” shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.52      “Securities Market” shall mean an established securities market.

2.53      “Separation from Service” shall have the meaning set forth in Code Section 409A.

2.54      “Service” shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate.  Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.  Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive.  If a Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.

2.55      “Service Provider” shall mean (a) an Employee or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.

2.56      “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.

2.57      “Share Limit” shall have the meaning set forth in Section 4.1.

2.58      “Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.

2.59      “Stock” shall mean the common stock, par value $0.01 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 16.1.

2.60      “Stock Appreciation Right” or “SAR” shall mean a right granted to a Grantee pursuant to Article 9.

2.61      “Stock Exchange” shall mean the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or another established national or regional stock exchange.

2.62      “Subsidiary” shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Stock.  In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

2.63      “Substitute Award” shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate, or a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.64      “Ten Percent Shareholder” shall mean a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of Voting Stock of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries.  In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.65      “Unrestricted Stock” shall mean Stock that is free of any restrictions.

2.66      “Voting Stock” shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

3.                                     ADMINISTRATION OF THE PLAN

3.1        Committee.

3.1.1     Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and Applicable Laws.  Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the

Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement.  All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s articles of incorporation and bylaws and Applicable Laws.  Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2     Composition of the Committee.

The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan.  Each member of the Committee shall be (a) a Non-Employee Director, (b) an Outside Director, and (c) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee.  Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3     Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, in each case, excluding (for the avoidance of doubt) Performance-Based Awards intending to constitute Qualified Performance-Based Compensation and subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

3.1.4     Delegation by the Committee.

To the extent permitted by Applicable Laws, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers, (ii) Covered Employees, or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement.  Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter.  Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company.  At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee.  Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2        Board.

The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s articles of incorporation and bylaws and Applicable Laws.

3.3        Terms of Awards.

3.3.1     Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)        designate Grantees;

(b)        determine the type or types of Awards to be made to a Grantee;

(c)        determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(d)        establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(e)        prescribe the form of each Award Agreement evidencing an Award;

(f)        subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, materially impair such Grantee’s rights under such Award; and

(g)        make Substitute Awards.

3.3.2                   Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company or Affiliate policy or procedure, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement.  If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws, and in the event of an inconsistency between (x) and (y), the provision of broader applicability shall apply.

3.4                              No Repricing.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action is subject to and approved by the Company’s shareholders.

3.5                              Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs.  Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.

3.6                              Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.                                     STOCK SUBJECT TO THE PLAN

4.1                              Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (i) 3,000,000 plus (ii) the number of shares of Stock related to awards outstanding under the Prior Plans as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of Stock (collectively, the “Share Limit”).  Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.  Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan.  Notwithstanding anything in this Section 4.1 to the contrary but subject to adjustment as provided in Sections 4.2 and 4.3 hereof, the maximum aggregate number of shares of Stock that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 3,000,000  shares of Stock.

4.2                              Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to grant Substitute Awards under the Plan for such awards.  The Share Limit shall neither be increased nor decreased by the number of shares of Stock subject to any such assumed awards and Substitute Awards.  Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

4.3                              Share Usage.

(a)                                Shares of Stock subject to an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

(b)                               Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, shall be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to an Award.  The number of shares of Stock subject to an Award of Stock-settled SARs shall be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs.  A number of shares of Stock at least equal to the target number of shares issuable under Performance Shares shall be counted against the Share Limit as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such number of shares.  Awards that do not entitle the Grantee thereof to receive or purchase shares of Stock and Awards that are settled in cash shall not be counted against the Share Limit set forth in Section 4.1.

(c)                                If any shares of Stock subject to an Award are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan.

(d)                               The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Option granted under the Plan surrendered in connection with the payment of the Option Price upon exercise of an Option or in connection with the Company’s tax withholding obligations with respect to Options or Stock-settled SARs, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 18.3, or (iv) purchased by the Company with proceeds from Option exercises.

5.                                     TERM; AMENDMENT, SUSPENSION, AND TERMINATION

5.1                              Term.

The Plan shall become effective as of the Effective Date.  Following the Effective Date, no awards shall be made under the Prior Plans.  The Plan shall terminate on the first to occur of (a) the day before the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16.3; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board’s adoption of the Plan.  Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

5.2                              Amendment, Suspension, and Termination.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair the rights or obligations under any such Award.  The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by Applicable Laws; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option Pricing provisions of Section 8.1, or the SAR Pricing provisions of Section 9.1 without the approval of the Company’s shareholders.

6.                                     AWARD ELIGIBILITY AND LIMITATIONS

6.1                              Eligible Grantees.

Subject to this Article 6, Awards may be made under the Plan to (a) any Service Provider, as the Committee shall determine and designate from time to time, and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2                              Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, but subject to adjustment as provided in Article 16:

(a)                                The maximum number of shares of Stock that may be granted under the Plan, pursuant to Options or SARs, in a calendar year to any Person eligible for an Award under Section 6.1, other than a non-employee director of the Company, is one million five hundred thousand (1,500,000) shares;

(b)                               The maximum number of shares of Stock that may be granted under the Plan, pursuant to Awards other than Options or SARs that are intended to be Qualified Performance-Based Compensation and are Stock-denominated and are either Stock- or cash-settled, in a calendar year to any Person eligible for an Award under Section 6.1 who is a Covered Employee is one million five hundred thousand (1,500,000) shares;

(c)                                The maximum number of shares of Stock subject to Awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year, shall not exceed $1,000,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); and

(d)                               The maximum amount that may be paid as a cash-denominated Performance-Based Award (whether or not cash-settled) that is intended to qualify as Performance-Based Compensation for a Performance Period of twelve (12) months or less to any Person eligible for an Award under Section 6.1 who is a Covered Employee shall be ten million dollars ($10,000,000), and the maximum amount that may be paid as a cash-denominated Performance-Based Award (whether or not cash-settled) that is intended to qualify as Performance-Based Compensation for a Performance Period of greater than twelve (12) months to any Person eligible for an Award under Section 6.1 who is a Covered Employee shall be ten million dollars ($10,000,000) times the number of years in the Performance Period.

6.3                              Stand-Alone, Additional, Tandem, and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate.  Such additional, tandem, exchange, or Substitute Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate.  Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

6.4                              Minimum Vesting Period.

Except with respect to a maximum of five percent (5%) of the Share Limit, as may be adjusted pursuant to Section 4.2, and except as otherwise provided in Section 16, no Award shall provide for vesting which is any more rapid than vesting on the one (1) year anniversary of the Grant Date or, with respect to Awards that vest upon the attainment of performance goals, a Performance Period that is less than twelve (12) months.  The foregoing five percent (5%) share issuance limit shall be subject to adjustment consistent with the adjustment provisions of Section 16 and the share usage rules of Section 4.3.

7.                                     AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine.  Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.  In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.                                     TERMS AND CONDITIONS OF OPTIONS

8.1                              Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option.  Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that, in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.

8.2                              Vesting and Exercisability.

Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing.

8.3                              Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the day before the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the day before the fifth (5th) anniversary of the Grant Date of such Option.

8.4                              Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5                              Limitations on Exercise of Option.

Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 16 which results in the termination of such Option.

8.6                              Method of Exercise.

Subject to the terms of Article 14 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee.  Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7                              Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s shareholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person.  Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8                              Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.

8.9                              Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option.  Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10                       Family Transfers.

If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member.  For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer.  Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution.  The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11                       Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000).  Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12                       Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten (10) days thereafter.

9.                                     TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1                              Right to Payment and SAR Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee.  The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.  SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option shall have the same term, and expire at the same time, as the related Option.

9.2                              Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR; provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.

9.3                              Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the day before the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4                              Rights of Holders of SARs.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s shareholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person.  Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

9.5                              Transferability of SARs.

Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR.  Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.6                              Family Transfers.

If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member.  For the purpose of this Section 9.6, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer.  Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.                              TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS

10.1                       Grant of Restricted Stock, Restricted Stock Units, and Deferred Stock Units.

Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2                       Restrictions.

At the time a grant of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units as provided in Article 13.  Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3                       Registration; Restricted Stock Certificates.

Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement.  Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock.  The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4                       Rights of Holders of Restricted Stock.

Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock.  The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock.  Dividend payments or distributions declared or paid on shares of Restricted Stock which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such shares of Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such shares of Restricted Stock shall promptly forfeit and, to the extent already paid or distributed, repay to the Company such dividend payments or distributions.  All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

10.5                       Rights of Holders of Restricted Stock Units and Deferred Stock Units.

10.5.1            Voting and Dividend Rights.

Holders of Restricted Stock Units and Deferred Stock Units shall have no rights as shareholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, or to receive notice of any meeting of the Company’s shareholders).  The Committee may provide in an Award Agreement evidencing an Award of Restricted Stock Units or Deferred Stock Units that the holder thereof shall be entitled to receive Dividend Equivalent Rights with respect to each Restricted Stock Unit or Deferred Stock Unit.

10.5.2            Creditor’s Rights.

A holder of Restricted Stock Units or Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company.  Restricted Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6                       Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock, Restricted Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units.

10.7                       Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units and Deferred Stock Units.

The Grantee of an Award of Restricted Stock, vested Restricted Stock Units, or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Restricted Stock Units or Deferred Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units.  Such purchase price shall be payable in a form provided in Article 14 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

10.8                       Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock, Restricted Stock Units, or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be.  Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Restricted Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.

11.          TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1                       Unrestricted Stock Awards.

Subject to Section 6.4, the Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan.  Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.

11.2                       Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan.  Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals.  The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter.  Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of the Grantee’s Service, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.                              TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1        Dividend Equivalent Rights.

A Dividend Equivalent Right may be granted hereunder, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation).  Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee.  A Dividend Equivalent Right granted as a component of another Award will (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award and (b) Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and, to the extent already paid or distributed, repay to the Company payments or distributions made in connection with such Dividend Equivalent Rights.

12.2        Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

13.                              TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

13.1        Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards in such amounts and upon such terms as the Committee shall determine.

13.2        Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that shall be paid out to the Grantee thereof.

13.3        Earning of Performance-Based Awards.

Subject to the terms of the Plan, in particular Section 13.6.3, after the applicable Performance Period has ended, the Grantee of a Performance-Based Award shall be entitled to receive a payout of the value earned under such Performance-Based Award by such Grantee over such Performance Period.

13.4        Form and Timing of Payment of Performance-Based Awards.

Payment of the value earned under Performance-Based Awards shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, (i) may pay the value earned under Performance-Based Awards in the form of cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (ii) shall pay the value earned under Performance-Based Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Performance-Based Awards, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends.  The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

13.5        Performance Conditions.

The right of a Grantee to exercise or to receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

13.6        Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute Qualified Performance-Based Compensation for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance-Based Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.6.

13.6.1    Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.6.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Awards shall be granted, exercised, and/or settled upon achievement of any single performance goal or of two (2) or more performance goals.  Performance goals may differ for Performance-Based Awards granted to any one Grantee or to different Grantees.

13.6.2    Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) ninety (90) days after the beginning of any Performance Period applicable to such Performance-Based Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such

Performance-Based Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

13.6.3    Payment of Awards; Other Terms.

Payment of Performance-Based Awards shall be in cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, in each case as determined in the sole discretion of the Committee.  The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Performance-Based Awards.  The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Performance-Based Awards.  In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award shall be paid or forfeited in the event of a termination of Service.

13.6.4    Performance Measures.

The performance goals upon which the vesting or payment of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment (including pro forma adjustments):

(a)           revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, cash flow or a combination of any or all of the foregoing;

(b)          after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;

(c)           the level of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company either in absolute terms or as it relates to a profitability ratio including operating income or EBITDA;

(d)          return on capital employed, return on assets, or return on invested capital;

(e)           after-tax or pre-tax return on stockholders’ equity;

(f)           economic value added targets based on a cash flow return on investment formula;

(g)          Stock price, including growth measures and total shareholder return;

(h)          the market capitalization or enterprise value of the Company, either in amount or relative to industry peers;

(i)           the value of an investment in the Stock assuming the reinvestment of dividends;

(j)           the achievement of operating margin targets or other measures of improving profitability;

(k)          the filing of one or more new medical device application(s) (“510(k)”) or the clearance of one or more 510(k)(s) by the U.S. Food and Drug Administration;

(l)           the achievement of, or progress toward, a launch of one or more new product(s) or device(s);

(m)         the achievement of research and development milestones;

(n)          the achievement of other strategic milestones including, without limitation, the achievement of specific synergy capture and cost savings realization relating to integrations and the successful creation or execution of a restructuring plan for a specific business or function;

(o)          the successful completion of clinical trial phases;

(p)          licensing or acquiring new products or product platforms;

(q)          acquisition or divestiture of products or business;

(r)           the entering into new, or exiting from existing, geographic markets or industry segments; or

(s)           the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company, its Subsidiaries, and other Affiliates as a whole, (ii) the Company, any Subsidiary, any other Affiliate, or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate, (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate, and (c) may be stated as a combination of one or more Performance Measures, and on an absolute or relative basis.  In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (g) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 13.

13.6.5    Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating, or non-recurring items and items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) impact of shares of Stock purchased through share repurchase programs; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense.  To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

13.6.6    Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

13.6.7    Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m).  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 13.6.4.

13.6.8    Status of Awards Under Code Section 162(m).

It is the intent of the Company that Performance-Based Awards under Section 13.6 granted to Grantees who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute Qualified Performance-Based Compensation.  Accordingly, the terms of Section 13.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m).  If any provision of the Plan, the applicable Award Agreement, or any other agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

14.                              FORMS OF PAYMENT

14.1        General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

14.2        Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

14.3        Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 18.3.

14.4        Other Forms of Payment.

To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.

15.                              REQUIREMENTS OF LAW

15.1        General.

The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company’s articles of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award.  Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act.  Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive.  The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws.  As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2        Rule 16b-3.

During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan.  In the event that such Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

15.3        Clawback of Benefits

The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Grantee or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”).  In addition, a Grantee may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy.  By accepting an Award, a Grantee is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Grantee’s Award Agreements may be unilaterally amended by the Company, without the Grantee’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

If the Grantee, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Grantee or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or SAR and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee

16.                              EFFECT OF CHANGES IN CAPITALIZATION

16.1                       Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any merger, reorganization, recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1, the individual share limitations set forth in Section 6.2, and the share limitations in Section 6.4, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.  Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the Share limit set forth in Section 4.1, the individual share limitations set forth in Section 6.2, and the share limitations in Section 6.4, (b) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (c) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

16.2                       Reorganization in Which the Company Is the Surviving Entity Which Does Not Constitute a Change in Control.

Subject to Section 16.3, if the Company shall undergo any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee, as a result of such reorganization, merger, or consolidation.  In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the

Capital Stock that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.

16.3                       Change in Control in Which Awards Are Not Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)                                Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance-Based Awards, all outstanding shares of Restricted Stock, and all Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and either or both of the following two (2) actions shall be taken:

(i)                                  At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days.  Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion.  The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

and/or

(ii)                              The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.  For the avoidance of doubt, if the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction is equal to or less than the Option Price or SAR Price applicable to a given Option or SAR, then such Option or SAR may be cancelled without payment therefore.

(b)                               Performance-Based Awards shall vest on a pro rata basis determined based on the portion of the applicable Performance Period that has elapsed through the date of the consummation of the Change in Control, as determined by the Committee in its sole discretion.  Actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the

Committee, in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control.  For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance-Based Awards shall be treated as though target performance has been achieved.  After application of this Section 16.3(b), if any Awards arise from application of this Article 16, such Awards shall be settled under the applicable provision of Section 16.3(a).

(c)                                Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

16.4                       Change in Control in Which Awards Are Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards of new stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, dividend equivalent rights, and other equity-based awards relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

In the event an Award (other than a Performance-Based Award) is assumed, continued, or substituted upon the consummation of any Change in Control and the Service of such Grantee with the Company or an Affiliate is terminated without Cause or for Good Reason, in each case within twelve (12) months following the consummation of such Change in Control, (i) such Award shall become fully vested and exercisable, and (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award shall lapse.  In the event a Performance-Based Award is assumed, continued, or substituted upon the consummation of any Change in Control and the Service of such Grantee with the Company or an Affiliate is terminated without Cause or for Good Reason, in each case within twelve (12) months following the consummation of such Change in Control, (i) such Performance-Based Award shall become vested and exercisable on a pro rata basis determined based on the portion of the applicable Performance Period that has elapsed through the date of the Grantee’s termination of Service, as determined by the Committee in its sole discretion, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Performance-Based Award shall lapse on the same pro rata basis, and (iii) actual performance to date shall be determined as of a date reasonably proximal to the date of the Grantee’s termination of Service as determined by the Committee, in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Grantee’s termination of Service; provided, that, if, based on the discretion of the Committee, actual performance is not determinable, the Performance-Based Award shall be treated as though target performance has been achieved.

16.5                       Adjustments.

Adjustments under this Article 16 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.  The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 16.1, 16.2, 16.3, and 16.4.  This Article 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of an internal reorganization change in control event involving the Company that is not a Change in Control.

16.6                       No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

17.                              PARACHUTE LIMITATIONS

If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)                                to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a Parachute Payment; and

(b)                               if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock, Restricted Stock Units, or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

18.                              GENERAL PROVISIONS

18.1                       Disclaimer of Rights.

No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate.  In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service.  The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein.  The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2                       Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

18.3                       Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed.  Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee.  The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation.  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined.  A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.  The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the maximum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.

18.4                       Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5                       Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

18.6                       Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7                       Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

18.8                       Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9                       Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10                Foreign Jurisdictions.

To the extent the Committee determines that the material terms set by the Committee imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate, or desirable to accommodate differences in local law, policy, or custom or to facilitate administration of the Plan.  The Committee may adopt or approve sub-plans, appendices, or supplements to, or amendments, restatements, or alternative versions of the Plan as in effect for any other purposes.  The special terms and any appendices, supplements, amendments, restatements, or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Company’s stockholders.

18.11                Section 409A of the Code.

The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance with Code Section 409A.  Any payments described in the Plan that are due within the Short-Term Deferral Period shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).

Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event shall a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).  If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A.  No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee shall have any liability to any Grantee for such tax or penalty.

18.12                Limitation on Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement.  Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee shall be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 18.12 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

Appendix B

BioTelemetry, Inc. 2017 Employee Stock Purchase Plan

BIOTELEMETRY, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

This Biotelemetry, Inc. 2017 Employee Stock Purchase Plan (the “Plan”) is effective May 11, 2017 (the “Effective Date”), subject to approval by the Company’s stockholders within twelve (12) months after the Effective Date.  If stockholder approval is not obtained, then this Plan and any grants made hereunder, shall immediately terminate and be null and void.

1.                                    Purpose and Structure of the Plan and its Sub-Plans.

1.1                            The purpose of this Plan is (a) to provide eligible employees of the Company and Participating Companies who wish to become stockholders in the Company a convenient method of doing so, (b) to encourage employees to work in the best interests of stockholders of the Company, (c) to support recruitment and retention of qualified employees, and (d) to provide employees an advantageous means of accumulating long-term investments.  It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company.  This Plan document is an omnibus document which includes a sub-plan (“Statutory Plan”) designed to permit offerings of grants to employees of certain Subsidiaries that are Participating Companies where such offerings are intended to satisfy the requirements of Section 423 of the Code (although the Company makes no undertaking nor representation to obtain or maintain qualification under Section 423 for any Subsidiary, individual, offering or grant) and also separate sub-plans (“Non-Statutory Plans”) which permit offerings of grants to employees of certain Participating Companies which are not intended to satisfy the requirements of Section 423 of the Code.  Section 6 of the Plan sets forth the maximum number of shares to be offered under the Plan (and its sub-plans), subject to adjustments as permitted under Sections 19 and 20.

1.2                            The Statutory Plan shall be a separate and independent plan from the Non-Statutory Plans, provided, however, that the total number of shares authorized to be issued under the Plan applies in the aggregate to both the Statutory Plan and the Non-Statutory Plans.  Offerings under the Non-Statutory Plans may be made to achieve desired tax or other objectives in particular locations outside the United States of America or to comply with local laws applicable to offerings in such foreign jurisdictions.  Offerings under the Non-Statutory Plans may also be made to employees of entities that are not Subsidiaries.

1.3                            All employees who participate in the Statutory Plan shall have the same rights and privileges under such sub-plan except for differences that may be mandated by local law and are consistent with the requirements of Code Section 423(b)(5).  The terms of the Statutory Plan shall be those set forth in this Plan document to the extent such terms are consistent with the requirements for qualification under Code Section 423.  The Administrator may adopt Non-Statutory Plans applicable to particular Participating Companies or locations that are not participating in the Statutory Plan.  The terms of each Non-Statutory Plan may take precedence over other provisions in this document, with the exception of Sections 6, 19 and 20 with respect to the total number of shares available to be offered under the Plan for all sub-plans.  Unless

1

Appendix B

BioTelemetry, Inc. 2017 Employee Stock Purchase Plan

otherwise superseded by the terms of such Non-Statutory Plan, the provisions of this Plan document shall govern the operation of such Non-Statutory Plan.  Except to the extent expressly set forth herein or where the context suggests otherwise, any reference herein to “Plan” shall be construed to include a reference to the Statutory Plan and the Non-Statutory Plans.

2.                                    Definitions.

2.1                            “Account” means the funds accumulated with respect to an individual employee as a result of deductions from such employee’s paycheck (or otherwise as permitted in certain circumstances under the terms of the Plan) for the purpose of purchasing Common Stock under this Plan.  The funds allocated to an employee’s Account shall be deposited in the Company’s general corporate accounts and may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such funds allocated to an employee’s Account from any other corporate funds, except to the extent such commingling may be prohibited by the laws of any applicable jurisdiction.

2.2                            “Administrator” means the Committee or the persons acting within the scope of their authority to administer the Plan pursuant to a delegation of authority from the Committee pursuant to Section 22.

2.3                            “Affiliate” means an entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

2.4                            “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

2.5                            “Board” means the Board of Directors of the Company.

2.6                            “Change in Control” means, except as otherwise specified in any employment agreement between the Participant and the Company or any Subsidiary or Affiliate, the occurrence of any of the following:

(a)                               The acquisition by any Person of Beneficial Ownership of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 2.6, the following acquisitions shall not constitute or result in a Change in Control:  (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or

2

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BioTelemetry, Inc. 2017 Employee Stock Purchase Plan

(b)                              During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)                               Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

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(d)                             Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

2.7                            “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8                            “Committee” means the Compensation Committee of the Board.  The Committee may delegate its responsibilities as provided in Section 22.

2.9                            “Common Stock” means the common stock of the Company.

2.10                    “Company” means BioTelemetry Inc., a Delaware corporation.

2.11                    “Compensation” means, unless the Committee establishes otherwise for a future offering, all base pay, inclusive of any employer-paid leave, overtime, cash bonuses, and commissions.

2.12                    “Enrollment Agreement” means an agreement between the Company and an employee, in such form as may be established by the Company from time to time, pursuant to which the employee elects to participate in this Plan, or elects changes with respect to such participation as permitted under the Plan.

2.13                    “ESPP Broker” means a stock brokerage or other entity designated by the Company to establish accounts for Common Stock purchased under the Plan by participants.

2.14                    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.15                    “Fair Market Value” means the closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred preceding such date.

2.16                    “Offering Date” as used in this Plan shall be the commencement date of an offering.  A different date may be set by the Committee.

2.17                    “Participating Company” means the Company and any Subsidiary or Affiliate that has been designated by the Administrator to participate in the Plan.  For purposes of participation in the Statutory Plan, only the Company and its Subsidiaries may be considered Participating Companies, and the Administrator shall designate from time to time which Subsidiaries will be Participating Companies in the Statutory Plan.  The Administrator shall designate from time to time which Subsidiaries and Affiliates will be Participating Companies in particular Non-Statutory Plans.  The foregoing designations and changes in designation by the Administrator shall not require stockholder approval.  Notwithstanding the foregoing, the term “Participating Company” shall not include any Subsidiary or Affiliate that offers its employees the opportunity to participate in an employee stock purchase plan covering the Subsidiary’s or Affiliate’s common stock.

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2.18                    “Plan” means this BioTelemetry, Inc. 2017 Employee Stock Purchase Plan, as may be amended from time to time.

2.19                    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

2.20                    “Purchase Date” means one or more dates during an offering established by the Committee on which the right to subscribe for shares of Common Stock shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such offering.

2.21                    “Purchase Price” is the price per share of Common Stock of the Company as established pursuant to Section 5 of the Plan.

2.22                    “Subsidiary” means any corporation (other than the Company), domestic or foreign, that is in an unbroken chain of corporations beginning with the Company if, on an Offering Date, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as described in Code Section 424(f).

3.                                    Employees Eligible to Participate.  Any employee of a Participating Company who has been in the employ of any Participating Company so long as the employee continues to be employed with a Participating Company through and on such applicable Offering Date. An employee shall not be eligible to participate in the Plan unless, on the Offering Date, such employee has been in the employ of a Participating Company for such continuous period preceding such Offering Date as the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Committee may provide that no employee shall be eligible to participate in the Plan unless, on the Offering Date, such employee’s customary employment with a Participating Company is more than twenty (20) hours per week and more than five (5) months per calendar year or other such criteria as the Committee may determine consistent with Section 423 of the Code. Notwithstanding the foregoing, employees of a Participating Company who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) shall not be eligible to participate in the Statutory Plan if: (i) the grant of an option under the Plan to such employee is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of such foreign jurisdiction would cause the Statutory Plan to violate the requirements of Section 423 of the Code.  During paid leaves of absence approved by the Committee and meeting the requirements of the applicable treasury regulations promulgated under the Code, a participant may elect to continue participation in the Plan for three months or for such longer period as permitted under applicable treasury regulations.

4.                                    Offerings.  The Committee may from time to time grant or provide for the right to subscribe for shares of Common Stock under the Plan to employees (consisting of one or more Purchase Dates) on an Offering Date or Offering Dates selected by the Committee.  In order to become eligible to purchase shares, an employee must complete and submit an Enrollment

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Agreement and any other necessary documents before the Offering Date of the particular offering in which he or she wishes to participate.  Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering.  The Committee may establish (i) different terms for one or more offerings and (ii) different commencing and ending dates for such offerings; provided, however, that in no event shall any offering exceed 27 months.  In the event the first or the last day of an offering is not a regular business day, then the first day of the offering shall be deemed to be the next regular business day and the last day of the offering shall be deemed to be the last preceding regular business day.

5.                                    Price.  The Purchase Price per share shall be eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Common Stock on the Offering Date of such offering and (ii) the Fair Market Value of the Common Stock on the applicable Purchase Date of such offering.

6.                                    Number of Shares to be Offered.  The maximum number of shares that will be offered under the Plan is 500,000 shares, subject to adjustment as permitted under Section 20.  The shares to be sold to participants under the Plan will be Common Stock of the Company.  If the total number of shares for which options are to be granted on any date in accordance with Section 12 exceeds the number of shares then available under the Plan or a given sub-plan (after deduction of all shares for which options have been exercised under the Plan or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as it determines is practicable and equitable.  In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of the reduction to each employee affected.  Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

7.                                    Participation.

7.1                            An eligible employee may become a participant by completing an Enrollment Agreement provided by the Company and submitting it to the Company, or with such other entity designated by the Company for this purpose, prior to the commencement of the offering to which it relates.  The Enrollment Agreement may be completed at any time after the employee becomes eligible to participate in the Plan, and will be effective as of the Offering Date next following the receipt of a properly completed Enrollment Agreement by the Company (or the Company’s designee for this purpose).

7.2                            Payroll deductions for a participant shall commence on the Offering Date as described above and shall continue through subsequent offerings pursuant to Section 10 until the participant’s termination of employment, subject to modification by the employee as provided in Section 8.1, and unless participation is earlier withdrawn or suspended by the employee as provided in Section 9.

7.3                            Payroll deduction shall be the sole means of accumulating funds in a participant’s Account, except in foreign countries where payroll deductions are not allowed, in which case the Company may authorize alternative payment methods.

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7.4                            The Company may require current participants to complete a new Enrollment Agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

8.                                    Payroll Deductions.

8.1                            At the time an employee files a payroll deduction authorization, the employee shall elect to have deductions made from the employee’s Compensation on each payday during each calendar year, which shall be a flat amount, a percentage or a combination of both but shall not exceed $21,250 for such calendar year (or such other amounts as the Committee may establish from time to time for a future offering), subject to the restrictions set forth in the Plan. The amount of payroll withholding for each participant for each pay period shall be generally determined by dividing the annual payroll withholding amount chosen by each participant by the total number of pay periods such participant has in such calendar year, subject to the discretion of the Committee.  A participant shall not be permitted, at any time during an offering, to increase or decrease the amount to be withheld from his or her Compensation.  Any increase or decrease in the amount to be withheld from the participant’s Compensation shall only be effective for the next offering, provided that the participant completes and files with the Company an amended Enrollment Agreement authorizing the increase, decrease or cessation of payroll deductions for such subsequent offering period. An amended Enrollment Agreement shall remain in effect until the participant changes such Enrollment Agreement in accordance with the terms of the Plan.  The Committee may, from time to time, establish (x) limitations on the frequency and/or number of any permitted changes in the amount withheld during an offering, (y) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, and (z) such other limitations or procedures as deemed advisable by the Committee in the Committee’s sole discretion that are consistent with the Plan and in accordance with the requirements of Code Section 423.

8.2                            All payroll deductions made for a participant shall be credited to his or her Account under the Plan.  A participant may not make any separate cash payment into his or her Account nor may payment for shares be made other than by payroll deduction, except as provided under Section 7.3.

8.3                            A participant may withdraw from or suspend his or her participation in the Plan as provided in Section 9.  A participant may also make a prospective election, by changing his or her payroll deduction amount to zero as set forth in Section 8.1, to cease participation in the Plan effective as of the next Offering Date.

8.4                            Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 21 hereof, or any other applicable law, a participant’s payroll deductions may be decreased, including to zero, at such time during any offering which is scheduled to end during the current calendar year so that the aggregate of all payroll deductions accumulated with respect to such offering and any other offering ending within the same calendar year are equal to $21,250. Payroll deductions shall recommence at the rate provided in the participant’s Enrollment Agreement at the beginning of the following offering which is scheduled to end in

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the following calendar year, unless the participant withdraws from an offering or the Plan, pursuant to Section 9.

9.                                    Withdrawal and Suspension.

9.1                            An employee may withdraw from an offering, in whole but not in part, at any time during the offering for which such withdrawal is to be effective, or by any other date specified by the Administrator for a future offering, by submitting a withdrawal notice to the Company, in which event the Company will refund the entire balance of his or her Account as soon as practicable thereafter.

9.2                            If an employee withdraws or suspends his or her participation pursuant to Section 9.1, he or she shall not participate in a subsequent offering unless and until he or she re-enters the Plan.  To re-enter the Plan, an employee who has previously withdrawn or suspended participation by reducing payroll deductions to zero must file a new Enrollment Agreement in accordance with Section 7.1.  The employee’s re-entry into the Plan will not become effective before the beginning of the next offering following his or her withdrawal or suspension.

10.                            Automatic Re-Enrollment.  At the termination of each offering each participating employee who continues to be eligible to participate pursuant to Section 3 shall be automatically re-enrolled in the next offering, unless the employee has advised the Company otherwise.  Upon termination of the Plan, any balance in each employee’s Account shall be refunded to him or her.

11.                            Interest.  No interest will be paid or allowed on any money in the Accounts of participating employees, except to the extent payment of interest is required by the laws of any applicable jurisdiction.

12.                            Granting of Option.  On each Offering Date, this Plan shall be deemed to have granted to the participant an option for as many shares (which may include a fractional share) as he or she will be able to purchase with the amounts credited to his or her Account during his or her participation in that offering.  Notwithstanding the foregoing, no participant may purchase more than 12,500 shares of Common Stock during any single offering.

13.                            Exercise of Option.

13.1                    On each Purchase Date during an offering, the balance of each participant’s Account shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable offering, at the Purchase Price.

13.2                    In the event that the Administrator determines for a future offering that fractional shares may not be issued, any cash balance remaining in a participant’s Account at the termination of an offering that is not sufficient to purchase a whole share of Common Stock, shall be carried over in the participant’s Account and applied to the purchase of Common Stock in the next offering, provided the participant participates in the next offering and the purchase complies with Section 21. If the Participant does not participate in the next offering, such remaining cash balance shall be refunded to the participant as soon as practical after the Purchase Date.

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13.3                    Any amount remaining to the credit of a participant’s Account after the purchase of shares by the Participant on a Purchase Date which is sufficient to purchase one or more full shares of Common Stock shall be refunded to the participant as soon as practical after the Purchase Date.

14.                            Tax Obligations.  To the extent any (i) grant of an option to purchase shares, (ii) purchase of shares, or (iii) disposition of shares purchased under the Plan gives rise to any tax withholding obligation (including, without limitation, income and payroll withholding taxes imposed by any jurisdiction) the Administrator may implement appropriate procedures to ensure that such tax withholding obligations are met.  Those procedures may include, without limitation, increased withholding from an employee’s current compensation, cash payments to the Company or another Participating Company by an employee, or a sale of a portion of the Common Stock purchased under the Plan, which sale may be required and initiated by the Company.

15.                            Employee’s Rights as a Stockholder.  No participating employee shall have any right as a stockholder with respect to any shares until the shares have been purchased in accordance with Section 13 above and the Common Stock has been issued by the Company.

16.                            Evidence of Stock Ownership.

16.1                    Following the end of each offering, the number of shares of Common Stock purchased by each participant shall be deposited into an account established in the participant’s name at the ESPP Broker.

16.2                    A participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in his or her ESPP Broker account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the participant’s ESPP Broker account until the holding period set forth in Section 423(a) of the Code has been satisfied.  With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of participant’s choosing.

16.3                    Notwithstanding the above, a participant who is not subject to income taxation under the Code may move his or her shares to another brokerage account of his or her choosing at any time, without regard to the satisfaction of the Section 423(a) holding period.

17.                            Rights Not Transferable.  No employee shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her Account or an option or any rights with regard to the exercise of an option or rights to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee.  If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, the action or claim will be treated as an election to withdraw funds in accordance with Section 9.  During the employee’s lifetime, only the employee can make decisions regarding the participation in or withdrawal from an offering under the Plan.

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18.                            Termination or Transfer of Employment.

18.1                    Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the Account of a participating employee shall be paid to the employee or his or her estate.  Whether and when employment is deemed terminated for purposes of this Plan shall be determined by the Administrator in its sole discretion and may be determined without regard to statutory notice periods or other periods following termination of active employment.

18.2                    In the event that a participant who is an employee of a Participating Company in a Non-Statutory Plan is transferred and becomes an employee of a different Participating Company in a Non-Statutory Plan, during an offering, such individual may, subject to the terms and eligibility of the Non-Statutory Plan of the new employer, become a participant under the Non-Statutory Plan of the new employer for the duration of the offering in effect at that time.  Unless otherwise required under local law, any payroll deductions or other approved contributions may continue to be held by the Participating Company former employer of the participant for the remainder of the offering.  At the next Purchase Date, all payroll deductions and other approved contributions made by or to such Participating Company former employer and/or the employer Participating Company shall be aggregated for the purchase of shares of Common Stock under, and subject to the terms and limitations of, the Non-Statutory Plan of the new employer.

18.3                    In the event that an employee of a Participating Company in the Statutory Plan and who is a participant in the Statutory Plan is transferred and becomes an employee of a Participating Company in a Non-Statutory Plan during an offering, such individual may, subject to the terms and eligibility of the Non-Statutory Plan of the new employer, become a participant under the Non-Statutory Plan of the new employer for the duration of the offering in effect at that time.  Unless otherwise required under local law, any payroll deductions may continue to be held by the Participating Company former employer for the remainder of the offering. At the next Purchase Date, all payroll deductions and other approved contributions made by or to the Participating Company former employer and/or the employer Participating Company may be aggregated for the purchase of shares of Common Stock under, and subject to the terms and limitations of, the Non-Statutory Plan of the new employer.

19.                            Amendment or Discontinuance of the Plan.

19.1                    The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, stockholder approval will be required for any amendment that will (i) increase the total number of shares as to which options may be granted under the Plan, except as provided in Section 20, (ii) modify the class of employees eligible to receive options, or (iii) otherwise require stockholder approval under any applicable law or regulation; and provided further, that except as provided in this Section 19, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any Participant.

19.2                    The Plan shall continue in effect for ten years after the date of its adoption by the Board.  Notwithstanding the foregoing, the Board may at any time and for any reason suspend or

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terminate the Plan. During any period of suspension or upon termination of the Plan, no options shall be granted.

19.3                    Except as provided in Section 20, no such termination of the Plan may affect options previously granted, provided that the Plan or an offering may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an offering then in progress if the Board determines that termination of the Plan and/or the offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the offering would cause the Company to incur adverse accounting charges as a result of a change after the Effective Date in the generally accepted accounting rules applicable to the Plan.

20.                            Changes in Capitalization.  In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase including, without limitation, closing an offering early and permitting purchase on the last business day of the reduced offering period, or terminating an offering and refunding participants’ Account balances.

21.                            Share Ownership.  Notwithstanding anything in the Plan to the contrary, no employee shall be permitted to subscribe for any shares under the Plan if the employee, immediately after such subscription, owns shares (including all shares that may be purchased under outstanding subscriptions under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations.  For the foregoing purposes the rules of Section 424(d) of the Code shall apply in determining share ownership, and shares the employee may purchase under outstanding options shall be treated as owned by the employee.  In addition, no employee shall be allowed to subscribe for any shares under the Plan that permit his or her rights to purchase shares under all “employee stock purchase plans” of the Company and its parent or subsidiary corporations to accrue at a rate that exceeds $25,000 of Fair Market Value of such shares (determined at the time such right to subscribe is granted) for each calendar year in which the right to subscribe is outstanding at any time.  Notwithstanding the above, lower limitations may be imposed with respect to participants in a Non-Statutory Plan or participants in the Statutory Plan who are subject to laws of another jurisdiction where lower limitations are required.

22.                            Administration and Board Authority.

22.1                    The Plan shall be administered by the Board.  The Board has delegated its full authority under the Plan to the Committee, and the Committee may further delegate any or all of its authority under this Plan to such senior officer(s) of the Company as it may designate, to the extent not prohibited by law or rules of the Nasdaq Stock Market.  Notwithstanding any such delegation of authority, the Board may itself take any action under the Plan in its discretion at any time, and any reference in this Plan document to the rights and obligations of the Committee shall be construed to apply equally to the Board.  Any references to the Board mean only the Board.  The authority that may be delegated by the Committee includes, without limitation, the authority to (i) establish Non-Statutory Plans and determine the terms of such sub-plans

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(including, without limitation, rules and procedures regarding handling of payroll deductions or other approved contributions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates that vary with local requirements and determining the eligible employees that may enroll in a Non-Statutory Plan), (ii) designate from time to time which Subsidiaries will participate in the Statutory Plan, which Subsidiaries and Affiliates will be Participating Companies, and which Participating Companies will participate in a particular Non-Statutory Plan, (iii) determine procedures for eligible employees to enroll in or withdraw from a sub-plan, setting or changing payroll deduction amounts, and obtaining necessary tax withholdings, (iv) allocate the available shares under the Plan to the sub-plans for particular offerings, and (v) adopt amendments to the Plan or any sub-plan including, without limitation, amendments to increase the shares available for issuance under the Plan pursuant to Section 20 (but not including increases in the available shares above the maximum permitted by Sections 6 and 20 which shall require Board and stockholder approval).

22.2                    The Administrator shall be vested with full authority and discretion to construe the terms of the Plan and make factual determinations under the Plan, and to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and any and all persons claiming under or through any participant.  The Administrator may retain outside entities and professionals to assist in the administration of the Plan including, without limitation, a vendor or vendors to perform enrollment and brokerage services.  The authority of the Administrator will specifically include, without limitation, the power to make any changes to the Plan with respect to the participation of employees of any Subsidiary or Affiliate that is organized under the laws of a country other than the United States of America when the Administrator deems such changes to be necessary or appropriate to achieve a desired tax treatment in such foreign jurisdiction or to comply with the laws applicable to such non-U.S. Subsidiaries or Affiliates.  Those changes may include, without limitation, the exclusion of particular Subsidiaries or Affiliates from participation in the Plan; modifications to eligibility criteria, maximum number or value of shares that may be purchased in a given period, or other requirements set forth herein; and procedural or administrative modifications.  Any modification relating to offerings to a particular Participating Company will apply only to that Participating Company, and will apply equally to all similarly situated employees of that Participating Company.  The rights and privileges of all employees granted options under the Statutory Plan shall be the same.  To the extent any changes approved by the Administrator would jeopardize the tax-qualified status of the Statutory Plan, the change shall cause the Participating Companies affected thereby to be considered Participating Companies under a Non-Statutory Plan or Non- Statutory Plans instead of the Statutory Plan.

22.3                    Notwithstanding the provisions of Sections 22.1 and 22.2 above, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.  Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not “disinterested” as that term is used in Rule 16b-3.

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23.                            Notices.  All notices or other communications by a participant to the Company or other entity designated for a particular purpose under or in connection with the Plan shall be deemed to have been duly given when received by the Company or other designated entity, or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

24.                            Change of Control. In the event of a Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Company”).  In the event that the Successor Company refuses to assume or substitute for the option, any offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Change of Control. The Administrator shall notify each participant in writing, prior to the new Purchase Date, that the Purchase Date for the participant’s option has been changed to the new Purchase Date and that the participant’s option shall be exercised automatically on the new Purchase Date, unless prior to such date the participant has withdrawn from an offering then in progress or the Plan as provided in Section 9.

25.                            Dissolution or Liquidation of the Company. In the event of the proposed dissolution or liquidation of the Company, the offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, prior to the new Purchase Date, that the Purchase Date for the participant’s option has been changed to the new Purchase Date and that the participant’s option shall be exercised automatically on the new Purchase Date, unless prior to such date the participant has withdrawn from an offering then in progress or the Plan as provided in Section 9.

26.                            Limitations on Sale of Stock Purchased Under the Plan.  The Plan is intended to provide Common Stock for investment and not for resale.  The Company does not, however, intend to restrict or influence any employee in the conduct of the employee’s own affairs.  An employee, therefore, may sell Common Stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal, state or foreign securities laws.  THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE COMPANY’S STOCK.

27.                            Governmental Regulation/Compliance with Applicable Law/Separate Offering.  The Company’s obligation to sell and deliver shares of the Company’s Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.  All participants in the Plan shall be subject to applicable provisions of the Company’s insider trading policies. In addition, the terms of an offering under this Plan, or the rights of an employee under an offering, may be modified to the extent required by applicable law.  For purposes of this Plan, the Administrator also may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Companies will participate, even if the dates of the offerings are identical.

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28.                            No Employment/Service Rights.  Nothing in the Plan shall confer upon any employee the right to continue in employment for any period of specific duration, nor interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary or Affiliate employing such person), or of any employee, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

29.                            Dates and Times.  All references in the Plan to a date or time are intended to refer to dates and times determined pursuant to U.S. Eastern Standard Time.  Business days for purposes of the Plan are U.S. business days.

30.                            Masculine and Feminine, Singular and Plural.  Whenever used in the Plan, a pronoun shall include the opposite gender and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

31.                            Governing Law.  The Plan shall be governed by the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

32.                            No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14

Appendix C

Proposed Amendment to Bylaws of BioTelemetry, Inc.

AMENDMENT TO

BYLAWS

OF

BIOTELEMETRY, INC.

(Additions are underlined, deletions are struck)

Section 8 of Article III of the Bylaws shall be amended as follows:

ARTICLE III

STOCKHOLDERS’ MEETING

Section 8.                               Quorum.    At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law or by applicable stock exchange or Nasdaq Stock Market rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by the affirmative vote of a majority of shares ~~a plurality of the votes of the shares~~ present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote on the election of directors; provided that if the number of persons to be considered by the stockholders for election as a director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority ~~(plurality, in the case of the election of directors)~~ of the outstanding shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting shall be the act of such class or classes or series.

Appendix C

Proposed Amendment to Bylaws of BioTelemetry, Inc.

Section 45 of Article XIII of the Bylaws shall be amended as follows:

ARTICLE XIII

AMENDMENTS

Section 45.                       Bylaw Amendments.    Subject to these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of Directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least a majority ~~662/3%~~ of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the corporation.

Appendix D

Proposed Amendment to Certificate of Incorporation of BioTelemetry, Inc.

AMENDMENT TO

CERTIFICATE OF INCORPORATION

OF

BIOTELEMETRY, INC.

(Additions are underlined, deletions are struck)

Section E of Article V of the Certificate of Incorporation shall be amended as follows:

E.    Subject to the rights of the holders of any series of Preferred Stock that may be designated from time to time, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. Any adoption, amendment or repeal of the Bylaws of the Company by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company, subject to any restrictions which may be set forth in this Certificate of Incorporation (including any certificate of designation that may be filed from time to time); provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least a majority ~~662/3%~~ of the voting power of the then-outstanding shares of the capital stock of the Company entitled to vote generally at an election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Company.

2017 ANNUAL MEETING OF STOCKHOLDERS OF

Thursday, May 11th, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders to be Held on May 11th, 2017

This Proxy Statement and our 2016 Annual Report on Form 10-K

are available at http://www.biotelinc.com in the “Investor Relations” section.

Please sign, date and mail
your proxy card in the
envelope provided as soon as
possible.

   Please detach along perforated line and mail in the envelope provided.

20230000000000001000 9	050316

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS AND A VOTE FOR “ONE YEAR” ON PROPOSAL 3

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

Vote on Class I Directors to hold office until the 2020 Annual Meeting	For	Against	Abstain

1. ELECTION OF DIRECTORS
01) Joseph H. Capper	☐	☐	☐
02) Joseph A. Frick	☐	☐	☐
03) Colin Hill	☐	☐	☐

Vote on Proposal	For	Against	Abstain

2. Approval, on an advisory basis, of the compensation of our named executive officers	☐	☐	☐

Vote on Proposal	1 YR	2 YR	3 YR	Abstain

3. Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation	☐	☐	☐	☐

Vote on Proposal	For	Against	Abstain

4. Approval of the BioTelemetry, Inc. 2017 Omnibus Incentive Plan	☐	☐	☐

Vote on Proposal	For	Against	Abstain

5. Approval of the BioTelemetry, Inc. 2017 Employee Stock Purchase Plan	☐	☐	☐

Vote on Proposal	For	Against	Abstain

6. Approval of amendments to our Bylaws to change the voting requirement relating to the election of directors	☐	☐	☐

Vote on Proposal	For	Against	Abstain

7. Approval of amendments to our Certificate of Incorporation to change the voting requirement relating to the adoption, amendment or repeal of any provision of our Bylaws	☐	☐	☐

Vote on Proposal	For	Against	Abstain

8. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted FOR the three nominees for Class I director in Proposal 1, FOR Proposals 2, 4, 5, 6, 7 and 8, FOR the option of  ONE YEAR on Proposal 3 and, in the discretion of the proxy holders named herein, on any other matters that may properly come before the 2017 Annual Meeting and any adjournment(s) or postponement(s) thereof.

For address changes and/or comments, please check this box ☐ and write them on the back where indicated. Yes No Please indicate if you plan to attend this meeting ☐ ☐

Please sign your name as it appears hereon.  When signing as an attorney, executor, administrator, trustee or guardian, please add your title as such.  When signing as joint tenants, all parties in the joint tenancy must sign.  If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature ( Joint Owners) Date

ADMISSION TICKET

BIOTELEMETRY, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 11, 2017 AT 8:30 A.M.

☐

BioTelemetry, Inc.

1000 Cedar Hollow Road, Suite 102

Malvern, PA 19355

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 11, 2017

The undersigned hereby appoints Joseph H. Capper and Peter Ferola, and each of them, as attorneys and proxies of the undersigned, each with full power of substitution, to vote all shares of common stock of BioTelemetry, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of BioTelemetry, Inc. to be held at 8:30 AM, Eastern Time, on Thursday, May 11, 2017, at the Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, PA 19428, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters set forth herein and in accordance with the following instructions, and with discretionary authority as to any and all other matters that may properly come before the meeting.

If you sign and deliver your proxy card, but you do not provide voting instructions, your proxy will be voted FOR each of the three nominees for Class I director, Proposal One, FOR Proposal Two, Four, Five, Six, Seven and Eight, FOR the option of ONE YEAR on Proposal Three and, with respect to any other matter that may be properly presented at the annual meeting, in the discretion of the proxy holder. This way your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we recommend that you complete, sign and return your proxy card in advance of the annual meeting as your plans may change.

(Continued and to be signed on the reverse side.)

1.1	14475

2017 ANNUAL MEETING OF STOCKHOLDERS OF

Thursday, May 11, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders to be Held on May 11, 2017

This Proxy Statement and our 2016 Annual Report on Form 10-K

are available at http://www.biotelinc.com in the “Investor Relations” section.

                 Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20230000000000001000 9	050316

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS AND A VOTE FOR “ONE YEAR” ON PROPOSAL 3
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Vote on Class I Directors to hold office until the 2020 Annual Meeting	For	Against	Abstain

1. ELECTION OF DIRECTORS
01) Joseph H. Capper	☐	☐	☐
02) Joseph A. Frick	☐	☐	☐
03) Colin Hill	☐	☐	☐

Vote on Proposal	For	Against	Abstain

2. Approval, on an advisory basis, of the compensation of our named executive officers	☐	☐	☐

Vote on Proposal	1 YR	2 YR	3 YR	Abstain

3. Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation	☐	☐	☐	☐

Vote on Proposal	For	Against	Abstain

4. Approval of the BioTelemetry, Inc. 2017 Omnibus Incentive Plan	☐	☐	☐

Vote on Proposal	For	Against	Abstain

5. Approval of the BioTelemetry, Inc. 2017 Employee Stock Purchase Plan	☐	☐	☐

Vote on Proposal	For	Against	Abstain

6. Approval of amendments to our Bylaws to change the voting requirement relating to the election of directors	☐	☐	☐

Vote on Proposal	For	Against	Abstain

7. Approval of amendments to our Certificate of Incorporation to change the voting requirement relating to the adoption, amendment or repeal of any provision of our Bylaws	☐	☐	☐

Vote on Proposal	For	Against	Abstain

8. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted FOR the three nominees for Class I director in Proposal 1, FOR Proposals 2, 4, 5, 6, 7 and 8, FOR the option of  ONE YEAR on Proposal 3 and, in the discretion of the proxy holders named herein, on any other matters that may properly come before the 2017 Annual Meeting and any adjournment(s) or postponement(s) thereof.

For address changes and/or comments, please check this box ☐ and write them on the back where indicated. Yes No Please indicate if you plan to attend this meeting ☐ ☐

Please sign your name as it appears hereon.  When signing as an attorney, executor, administrator, trustee or guardian, please add your title as such.  When signing as joint tenants, all parties in the joint tenancy must sign.  If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature ( Joint Owners) Date